                                                               File No. 2-89328
                                                               File No. 811-3957
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |_|
          Post-Effective Amendment No.  20                                   |X|
                                      ------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |_|
          Post-Effective Amendment No.  19                                   |X|
                                      ------

                        (Check appropriate box or boxes)

                      VARIFLEX SEPARATE ACCOUNT (VARIFLEX)
                           (Exact Name of Registrant)

                     Security Benefit Life Insurance Company
                               (Name of Depositor)

                 700 Harrison Street, Topeka, Kansas 66636-0001
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, Including Area Code:
                                 (785) 431-3000

                                                         Copies to:

Amy J. Lee, Associate General Counsel                    Jeffrey S. Puretz, Esq.
Security Benefit Group, Inc.                             Dechert, Price & Rhoads
700 Harrison Street                                      1500 K Street, N.W.
Topeka, KS 66636-0001                                    Washington, DC 20005

(Name and address of Agent for Service)

It is proposed that this filing will become effective:

|_| immediately upon filing pursuant to paragraph (b) of Rule 485 |_| on November 1, 1998 pursuant to paragraph (b) of Rule 485
|_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485 |X| on November 1, 1998, pursuant to paragraph (a)(1) of Rule 485 |_| 75 days after filing pursuant to paragraph (a)(2) of Rule 485 |_| on November 1, 1998, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Interests in a separate account under individual and group flexible premium deferred variable annuity contracts.

                              Cross Reference Sheet
                             Pursuant to Rule 495(a)

               Showing Location in Part A (Prospectus) and Part B
              (Statement of Additional Information) of Registration
                  Statement of Information Required by Form N-4

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                                     PART A

ITEM OF FORM N-4                                                            PROSPECTUS CAPTION
 1.  Cover Page...........................................................  Cover Page
 2.  Definitions..........................................................  Definitions
 3.  Synopsis.............................................................  Summary of the Contract; Summary of Expenses
 4.  Condensed Financial Information
     (a)  Accumulated Unit Values.........................................  Condensed Financial Information
     (b)  Performance Data................................................  Performance Information
     (c)  Additional Financial Information................................  Financial Statements
 5.  General Description of Registrant, Depositor, and Portfolio Companies
     (a)  Depositor.......................................................  Security Benefit Life Insurance Company; Year 2000
                                                                            Compliance
     (b)  Registrant......................................................  Variflex
     (c)  Portfolio Company...............................................  SBL Fund
     (d)  Fund Prospectus.................................................  SBL Fund
     (e)  Voting Rights...................................................  Voting of SBL Fund Shares
     (f)  Administrators..................................................  N/A
 6.  Deductions and Expenses..............................................  Charges and Deductions
     (a)  General.........................................................  Other Charges; Administrative Fees; Mortality and
                                                                            Expense Risk Charge; State Premium Taxes; Charges for
                                                                            Taxes
     (b)  Sales Load %....................................................  Contingent Deferred Sales Charge
     (c)  Special Purchase Plan...........................................  Variations in Charges
     (d)  Commissions.....................................................  Contingent Deferred Sales Charge
     (e)  Fund Expenses...................................................  SBL Fund; Summary of Expenses
     (f)  Organization Expenses...........................................  N/A
 7.  General Description of Contracts
     (a)  Persons with Rights.............................................  Variflex Contracts; Distributions Under the Contract;
                                                                            Voting of SBL Fund Shares; The General Account; Types of
                                                                            Variflex Contracts
     (b)    (i)  Allocation of Purchase Payments..........................  Allocation of Purchase Payments
           (ii)  Transfers................................................  Transfer of Contract Value
          (iii)  Exchanges................................................  N/A
     (c)  Changes.........................................................  Purpose of the Contracts; Substituted Securities
     (d)  Inquiries.......................................................  Contractowner Inquiries
 8.  Annuity Period.......................................................  Annuity Period; Annuity Provisions; Election of Annuity
                                                                            Commencement Date and Form of Annuity; Non-Qualified
                                                                            Contracts; Qualified Contracts; Allocation of Benefits
 9.  Death Benefit........................................................  Death Benefit During Accumulation Period; Optional
                                                                            Annuity Forms
10.  Purchases and Contract Value
     (a)  Purchases.......................................................  Contract Application and Purchase Payments; Crediting of
                                                                            Accumulation Units
     (b)  Valuation.......................................................  Accumulation Period; Crediting of Accumulation Units;
                                                                            Value of Variable Annuity Payments: Assumed Investment
                                                                            Rates
     (c)  Daily Calculation...............................................  Crediting of Accumulation Units
     (d)  Underwriter.....................................................  Distributor of the Contracts
11.  Redemptions
     (a)  - By Owners.....................................................  Full and Partial Withdrawals; Systematic Withdrawals;
                                                                            Loans Available from Certain Qualified Contracts;
                                                                            Constraints on Distributions from Certain Section 403(b)
                                                                            Annuity Contracts
          - By Annuitant..................................................  Optional Annuity Forms
     (b)  Texas ORP.......................................................  Restrictions Under the Texas Optional Retirement Program
     (c)  Check Delay.....................................................  N/A
     (d)  Lapse...........................................................  Contract Application and Purchase Payments; Full and
                                                                            Partial Withdrawals
     (e)  Free Look.......................................................  Free-Look Right; Contract Application and Purchase
                                                                            Payments
12.  Taxes................................................................  Federal Tax Matters; Introduction; Tax Status of
                                                                            Security Benefit and the Separate Account; Income
                                                                            Taxation of Annuities in General--Non-Qualified
                                                                            Contracts; Additional Considerations; Qualified
                                                                            Contracts
13.  Legal Proceedings....................................................  N/A
14.  Table of Contents for the Statement of Additional Information........  Statement of Additional Information

                                     PART B

ITEM OF FORM N-4                                                            STATEMENT OF ADDITIONAL INFORMATION CAPTION
15.  Cover Page...........................................................  Cover Page
16.  Table of Contents....................................................  Table of Contents
17.  General Information and History......................................  Other Information; Legal Matters
18.  Services
     (a)  Fees and Expenses of Registrant.................................  Variations in Charges
     (b)  Management Contracts............................................  N/A
     (c)  Custodian.......................................................  Safekeeping of Variflex Account Assets
          Independent Public Accountant...................................  Experts
     (d)  Assets of Registrant............................................  N/A
     (e)  Affiliated Persons..............................................  N/A
     (f)  Principal Underwriter...........................................  Distribution of the Contracts
19.  Purchase of Securities Being Offered.................................  Group Contracts; Distribution of the Contracts; State
                                                                            Regulation
20.  Underwriters.........................................................  Distribution of the Contracts
21.  Calculation of Performance Data......................................  Performance Information
22.  Annuity Payments.....................................................  The Contract; Valuation of Accumulation Units;
                                                                            Computation of Variable Annuity Payments; Illustration;
                                                                            Termination of Contract; Limits on Purchase Payments
                                                                            Under Tax-Qualified Retirement Plans; Assignment
23.  Financial Statements.................................................  Financial Statements

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                                    VARIFLEX
                           VARIABLE ANNUITY CONTRACTS

                                    SOLD BY--
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                   700 SW HARRISON, TOPEKA, KANSAS 66636-0001
                                 (785) 431-3000



   This Prospectus describes the Variflex Variable Annuity Contracts (the "Variflex Contracts" or "Contracts") offered by Security Benefit Life Insurance Company ("SBL"). SBL issues the Contracts for use with retirement plans qualified for favorable tax treatment under the Internal Revenue Code, such as pension and profit sharing plans, annuity purchase plans of public school systems and certain tax-exempt organizations, individual retirement plans and individual retirement annuities, and certain deferred compensation plans of state and local governments ("Qualified Contracts") and with plans and trusts which are not so qualified ("Non-Qualified Contracts"). This Prospectus offers Contracts which may be purchased with single or multiple purchase payments, with annuity payments commencing immediately or at some later date. SBL offers the Contracts on both an individual and group basis.

   Variflex Contracts offer Contractowners and Participants the opportunity to arrange for a Variable Annuity, with lifetime or other annuity payments based on the investment performance of one or more Series of Variflex. Variflex, a separate account of SBL, is registered as a unit investment trust and issues fourteen separate series--Growth Series, Growth-Income Series, Money Market Series, Worldwide Equity Series, High Grade Income Series, Emerging Growth Series, Global Aggressive Bond Series, Specialized Asset Allocation Series, Managed Asset Allocation Series, Equity Income Series, High Yield Series, Social Awareness Series, Value Series and Small Cap Series. Each Series reflects the investment results of a corresponding series of SBL Fund (the "Fund"), a registered open-end management investment company. Certain Variflex Series are not available in all states or under certain Contracts issued prior to November 1, 1998.

   Contractowners and Participants may additionally elect to accumulate values, and receive all or a portion of the benefits in the form of Fixed Annuity payments, funded by the General Account assets of SBL.


   Depending on the state where the Contract is sold, it may contain a provision which allows the Contract to be canceled within 10 or more days after receipt of the Contract.


   This Prospectus sets forth the information that a prospective investor should know before investing. A Statement of Additional Information about the Variflex Contracts and Variflex is free and may be obtained by writing SBL at the address above or by calling (785) 431-3112 or (800) 888-2461, extension 3112. The
Statement of Additional Information, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated herein by reference. The Table of Contents of the Statement of Additional Information is set forth at the end of this Prospectus.


   The   Securities   and   Exchange    Commission    maintains   a   web   site
(http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the Securities and Exchange Commission.


--------------------------------------------------------------------------------
ATTACHED TO THIS PROSPECTUS IS A CURRENT PROSPECTUS OF SBL FUND. BOTH PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACT AND CERTAIN VARIFLEX SERIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

THE CONTRACT INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK. THE CONTRACT IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

PROSPECTUS DATED:  November 1, 1998                  RETAIN FOR FUTURE REFERENCE
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

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                                VARIFLEX CONTENTS

                                                                            PAGE

DEFINITIONS................................................................   4
SUMMARY OF THE CONTRACT....................................................   5
  Purpose of the Contract..................................................   5
  The Separate Account and SBL Fund........................................   5
  General Account..........................................................   5
  Purchase Payments........................................................   5
  Contract Benefits........................................................   5
  Free-Look Right..........................................................   5
  Charges and Deductions...................................................   6
    Contingent Deferred Sales Charge.......................................   6
    Mortality and Expense Risk Charge......................................   6
    Administrative Fee.....................................................   6
    Premium Tax Charge.....................................................   6
    Other Expenses.........................................................   6
  Contacting SBL...........................................................   6
SUMMARY OF EXPENSES........................................................   7
CONDENSED FINANCIAL INFORMATION............................................   9
SECURITY BENEFIT LIFE INSURANCE COMPANY AND VARIFLEX.......................  13
  Security Benefit Life Insurance Company..................................  13
  Year 2000 Compliance.....................................................  13
  Variflex.................................................................  13
SBL FUND...................................................................  14
VARIFLEX CONTRACTS.........................................................  15
  Purpose of the Contracts.................................................  15
  Types of Variflex Contracts..............................................  15
  Contract Application and Purchase Payments...............................  16
  Allocation of Purchase Payments..........................................  16
  Crediting of Accumulation Units..........................................  16
  Dollar Cost Averaging Option.............................................  17
  Asset Reallocation Option................................................  17
  Transfer of Contract Value...............................................  18
  Contract Value...........................................................  18
  Determination of Contract Value..........................................  18
  Contractowner Inquiries..................................................  19
CHARGES AND DEDUCTIONS.....................................................  19
  Contingent Deferred Sales Charge.........................................  19
    Hospital/Nursing Home Waiver...........................................  19
  Other Charges............................................................  20
    Administrative Fee.....................................................  20
    State Premium Taxes....................................................  20
    Mortality and Expense Risk Charge......................................  20
    Charges for Taxes......................................................  20
  Sequential Deduction of Fees.............................................  20
  Variations in Charges....................................................  21
  Guarantee of Certain Charges.............................................  21
  SBL Fund Expenses........................................................  21
DISTRIBUTIONS UNDER THE CONTRACT...........................................  21
  Accumulation Period......................................................  21
    Full and Partial Withdrawals...........................................  21
    Systematic Withdrawals.................................................  22
    Free-Look Right........................................................  22
    Death Benefit During Accumulation Period...............................  22
    Death of the Annuitant.................................................  23
    Loans Available from Certain Qualified Contracts.......................  24
    Constraints on Distributions from Certain Section 403(b)
      Annuity Contracts....................................................  25
  Annuity Period...........................................................  25
    Annuity Provisions.....................................................  25
    Election of Annuity Commencement Date and Form of Annuity..............  25
      Non-Qualified Contracts..............................................  25
      Qualified Contracts..................................................  25
    Allocation of Benefits.................................................  26
    Optional Annuity Forms.................................................  26
    Value of Variable Annuity Payments:
      Assumed Investment Rates.............................................  27
    Restrictions Under the Texas Optional Retirement Program...............  27
FEDERAL TAX MATTERS........................................................  27
  Introduction.............................................................  27
  Tax Status of SBL and the Separate Account...............................  28
    General................................................................  28
    Charge for SBL Taxes...................................................  28
    Diversification Standards..............................................  28
  Income Taxation of Annuities in General - Non-Qualified Contracts........  28
    Surrenders or Withdrawals Prior to the Annuity Commencement Date.......  29
    Surrenders or Withdrawals On or After the Annuity Commencement Date....  29
    Penalty Tax on Certain Surrenders and Withdrawals......................  29
  Additional Considerations................................................  29
    Distribution-at-Death Rules............................................  29
    Gift of Annuity Contracts..............................................  30
    Contracts Owned by Non-Natural Persons.................................  30
    Multiple Contract Rule.................................................  30
    Possible Tax Changes...................................................  30
    Transfers, Assignments or Exchanges of a Contract......................  30
  Qualified Contracts......................................................  30
    Section 401............................................................  31
    Section 403(b).........................................................  32
    Section 408 and Section 408A...........................................  32
    Section 457............................................................  33
    Rollovers..............................................................  33
    Tax Penalties..........................................................  34
    Withholding............................................................  34
DISTRIBUTOR OF THE CONTRACTS...............................................  34
OTHER INFORMATION..........................................................  35
  Voting of SBL Fund Shares................................................  35
  Substituted Securities...................................................  35
  Reports to Owners........................................................  35
  Performance Information..................................................  36
THE GENERAL ACCOUNT........................................................  36
  Financial Statements.....................................................  37
STATEMENT OF ADDITIONAL INFORMATION........................................  37
APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement
APPENDIX C - Security Benefit Life Insurance Company Fixed and
  Variable Annuity SIMPLE IRA Disclosure Statement
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THE CONTRACT AND CERTAIN  VARIFLEX SERIES ARE NOT AVAILABLE IN ALL STATES.  THIS
PROSPECTUS  DOES NOT  CONSTITUTE AN OFFERING IN ANY  JURISDICTION  IN WHICH SUCH
OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND'S PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND OR ANY SUPPLEMENT THERETO.
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
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                                   DEFINITIONS

       THE FOLLOWING DEFINITIONS MAY BE USEFUL IN READING THIS PROSPECTUS.
                CERTAIN ADDITIONAL TERMS ARE DEFINED IN THE TEXT.


   ACCUMULATION PERIOD--The period from the date the Contract is first purchased to the Annuity Commencement Date, or, if earlier, when the Contract is terminated, either through a full withdrawal, payment of charges or payment of the death benefit.

   ACCUMULATION UNIT--A unit of measure used to calculate the value of a Contractowner's or Participant's interest in Variflex during the Accumulation Period. It is also used to calculate variable annuity payments under Annuity Options 5, 6 and 8. The value of an Accumulation Unit fluctuates with the value of shares of the corresponding series of the underlying Fund.


   ANNUITANT--The person designated to receive, or actually receiving, annuity payments under a Variflex Contract.


   ANNUITY COMMENCEMENT DATE--The date when annuity payments are scheduled to begin.

   BENEFICIARY--For Contracts issued on or after November 1, 1998, the beneficiary is the first person on the following list who is alive on the date of the Owner's death: the Owner; joint Owner; primary beneficiary; secondary beneficiary; annuitant; or if none of the above are alive, the Owner's estate. For a Contract issued prior to November 1, 1998, the beneficiary is the primary beneficiary; secondary beneficiary; or if none of the above are alive, the Annuitant's estate.

   CONTRACTOWNER OR OWNER--The person or entity entitled to exercise all legal rights of ownership in a Variflex Contract and in whose name the Contract is issued.

   CONTRACT DATE--The Contract Date is shown in the Contract or Certificate. Annual Contract anniversaries are measured from the Contract Date.


   CONTRACT DEBT--The unpaid loan balance including accrued loan interest.

   CONTRACT VALUE--The total value of the amounts in a Contract allocated to the Series of Variflex and the General Account, as well as any amount set aside in the General Account to secure loans as of any Valuation Date.

   CONTRACT YEAR--Each twelve-month period measured from the Contract Date.


   FIXED ANNUITY--An annuity under which the amount of each annuity payment does not vary with the investment experience of the Variflex Separate Account and which is guaranteed by SBL.

   GENERAL ACCOUNT--An account that is part of SBL's general account in which all or a portion of the Contract Value may be held for accumulation at fixed rates of interest (which may not be less than 3 percent) declared by SBL periodically at its discretion.

   GROUP ALLOCATED CONTRACT--A master agreement between the Contractowner and SBL under which a Participant Account is established for Participants under the Plan.

   GROUP UNALLOCATED CONTRACT--A group version of the Variflex Contracts under which individual accounts are not established for each Participant, but instead, all Accumulation Units are credited to one accumulation account.


   HOSPITAL--An institution that is licensed as such by the Joint Commission of Accreditation of Hospitals, or any lawfully operated institution that provides in-patient treatment of sick and injured persons through medical, diagnostic and surgical facilities directed by physicians and 24 hour nursing services.


   PARTICIPANT--A person for whom or with respect to whom purchase payments are made under a Group Allocated Contract.

   PARTICIPANT ACCOUNT--An individual account which is established for a Participant to record Contract Value for the Participant under a Group Allocated Contract.

   PLAN--The employer-sponsored retirement plan, annuity purchase arrangement, or deferred compensation program for which the Contract is issued. To the extent provided by the Plan, any rights that may be exercised by a Participant under the Group Allocated Contract may instead be exercised by the Owner or a Plan representative.

   PURCHASE PAYMENT--A payment applied to a Variflex Contract.

   QUALIFIED SKILLED NURSING FACILITY--A facility licensed by the state to provide on a daily basis convalescent or chronic care for in-patients who, by reason of infirmity or illness, are not able to care for themselves.

   SEPARATE ACCOUNT OR VARIFLEX--Variflex is a separate account of SBL that consists of accounts, referred to as Series, each of which invests in a corresponding series of the SBL Fund.

   VALUATION DATE--Each date on which Variflex is valued, which currently includes each day that SBL is open for business and the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   VALUATION PERIOD--A period used in measuring the investment experience of each Series of Variflex. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.


   VARIABLE ANNUITY--An Annuity providing payments which vary in dollar amount depending on the investment results of Variflex and the Fund.

   VARIFLEX CONTRACTS-401(K) AND 408(K)--A version of the Variflex Contracts offered prior to May 1, 1990, to plans that qualify under Section 401(k) and 408(k)(6) of the Internal Revenue Code. The differences between this contract and the currently offered versions of the Variflex Contract qualifying under
Section 401(k) and 408(k)(6) of the Code are noted where appropriate.


   VARIFLEX INCOME VARIABLE ANNUITY ("VIVA") CONTRACT--A version of the Variflex Contracts offered prior to May 1, 1995 that is funded by a single payment, with additional purchase payments allowed during the first Contract Year, pursuant to which annuity payments will commence at some agreed time in the future.

   WITHDRAWAL VALUE--The amount a Contractowner may receive upon full withdrawal of the Contract, which is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, a pro rata Administrative Fee and any uncollected premium taxes.

                             SUMMARY OF THE CONTRACT


   This summary is intended to provide a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The General Account is briefly described under "The General Account," page 36 and in the Contract.

PURPOSE OF THE CONTRACT

   The variable annuity contract (the "Contract") described in this Prospectus is designed to give Contractowners and Participants flexibility in planning for retirement and other financial goals. The Contract provides for the accumulation of values on a variable basis, a fixed basis, or both, during the Accumulation Period and provides several options for annuity payments on a variable basis, a fixed basis, or both. During the Accumulation Period, an Owner or Participant can pursue various allocation options by allocating purchase payments to the Series of the Separate Account or to the General Account. See "Variflex Contracts," page 15.

   The Contract is eligible for purchase as a non-tax qualified retirement plan for an individual ("Non-Qualified Contracts"). The Contract is also eligible for an individual or group in connection with a retirement plan qualified under
Section 401, 403(b), 408, or 457 of the Internal Revenue Code of 1986, as amended. These plans are sometimes referred to in this Prospectus as "Qualified Contracts."

THE SEPARATE ACCOUNT AND SBL FUND

   Purchase payments designated to accumulate on a variable basis are allocated to the Separate Account. The Separate Account is currently divided into fourteen accounts referred to as Series. Each Series invests exclusively in shares of a corresponding series of SBL Fund. The Series of the Separate Account, each of which has a different investment objective or objectives, are as follows: Growth Series, Growth-Income Series, Money Market Series, Worldwide Equity Series, High Grade Income Series, Emerging Growth Series, Global Aggressive Bond Series, Specialized Asset Allocation Series, Managed Asset Allocation Series, Equity Income Series, High Yield Series, Social Awareness Series, Value Series and Small Cap Series. See "Variflex," and "SBL Fund," page 14. Amounts held in a Series will increase or decrease in dollar value depending on the investment performance of the series of SBL Fund in which such Series invests. The Contractowner or Participant bears the investment risk for amounts allocated to a Series of the Separate Account.

GENERAL ACCOUNT

   Purchase payments designated to accumulate on a fixed basis may be allocated to the General Account, which is part of SBL's general account. Amounts allocated to the General Account earn interest at rates determined at the discretion of SBL and are guaranteed to be at least an effective annual rate of 3 percent (or higher for certain Contracts issued prior to November 1, 1998). See "The General Account," page 36.

PURCHASE PAYMENTS

   The minimum initial purchase payment is $500 for Non-Qualified Contracts, $25 for Qualified Contracts and $2,500 for single premium immediate annuity contracts. Thereafter, the Contractowner may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $25. See "Contract Application and Purchase Payments," page 16.

CONTRACT BENEFITS

   During the Accumulation Period, Contract Value may be transferred by the Contractowner or Participant among the Series of the Separate Account and to and from the General Account, subject to certain restrictions as described in "Variflex Contracts," page 15 and "The General Account," page 36.

   At any time before the Annuity Commencement Date, a Contract may be surrendered for its Withdrawal Value, and partial withdrawals, including systematic withdrawals, may be taken from the Contract Value, subject to certain restrictions described in "The General Account," page 36. See "Full and Partial Withdrawals," page 21 and "Federal Tax Matters," page 27 for more information about withdrawals, including the 10 percent penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner or Participant attaining age 59 1/2.

   For individual and Group Allocated Contracts, the Contract provides for a death benefit upon the death of the Owner during the Accumulation Period. The death benefit will vary depending on the Contract's investment results and the age of the Owner on the Contract Date. SBL will pay the death benefit proceeds to the beneficiary upon receipt of due proof of the Owner's death and instructions regarding payment. Variflex Contracts issued prior to November 1, 1998, provide for a death benefit upon the death of the Annuitant rather than the Owner. For Non-Qualified Contracts, including Contracts issued prior to November 1, 1998, the death benefit will be paid upon the death of the Owner to meet the distribution requirements of Section 72(s) of the Internal Revenue Code. Under a Group Unallocated Contract, the death benefit will be determined by the provisions of the Plan. (See "Death Benefit During Accumulation Period," page 22.)

FREE-LOOK RIGHT

   An Owner or Participant may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when the Owner or Participant receives the Contract. In this event, SBL will refund to the Owner or Participant purchase payments allocated to the General Account plus the Contract Value in the Series plus any charges deducted from Contract Value in the Series. SBL will refund purchase payments allocated to the Series rather than the Contract Value in those states or under those circumstances where it is required to do so.

CHARGES AND DEDUCTIONS

   SBL does not make any deductions for sales load from purchase payments before allocating them to the Contract Value. Certain charges will be deducted in connection with the Contract as described below.

CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (which also may be referred to as a withdrawal charge) may be assessed by SBL on a full or partial withdrawal, including certain systematic withdrawals, depending on the Contract Year in which the withdrawal is made. During the first Contract Year, the withdrawal charge applies against the total amount withdrawn attributable to total Purchase Payments made. Each Contract Year thereafter, a withdrawal charge will not be assessed upon the FIRST withdrawal in the Contract Year of up to 10 percent of the Contract Value, as of the date of the withdrawal (the "Free Withdrawal Right"). All or any part of the Free Withdrawal Right for that Contract Year that is not applied to the first withdrawal is forfeited. The withdrawal charge applies to the amount of any withdrawal that exceeds the Free Withdrawal amount to the extent the amount withdrawn is attributable to purchase payments. For the purpose of determining any withdrawal charge, withdrawals are deemed to be made first from purchase payments and then from earnings. The amount of the charge will depend on the Contract Year in which the withdrawal is made according to the following schedule:

                                        Withdrawal Charge
                   -----------------------------------------------------------
Contract Year      Variflex Contracts     Variflex Contracts-401(k) and 408(k)
--------------     ------------------     ------------------------------------
      1                    8%                              8%
      2                    7%                              8%
      3                    6%                              8%
      4                    5%                              8%
      5                    4%                              7%
      6                    3%                              6%
      7                    2%                              5%
      8                    1%                              4%
 9 and later               0%                              0%

   In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 8 percent of purchase payments paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds;
(2) certain systematic withdrawals; or (3) annuity options that provide for payments for life, or a period of at least seven years (five years for Contracts issued prior to November 1, 1998). Subject to insurance department approval, the withdrawal charge also will be waived on a full or partial withdrawal if the Owner has been diagnosed with a medically determinable condition which results in a life expectancy of one year or less, or upon confinement to a hospital or qualified skilled nursing facility for 90 consecutive days or more. See "Contingent Deferred Sales Charge," page 19.

MORTALITY AND EXPENSE RISK CHARGE

   SBL deducts a daily charge from the assets of each Series of Variflex for mortality and expense risks assumed by SBL under the Contract. The charge is equal to an annual rate of 1.2 percent of each Series' average daily net assets. See "Mortality and Expense Risk Charge," page 20.

ADMINISTRATIVE FEE

   SBL deducts from each Contract or Participant Account an annual Administrative Fee of $30 on each Contract Anniversary (or, for Contracts issued prior to November 1, 1998, at each calendar year end). The Administrative Fee for Variflex Contracts-401(k) and 408(k) is the lesser of $30 or 2 percent of Contract Value as of the calendar year end. The Administrative Fee is not assessed against Contract Value which has been applied under Annuity Options 1 through 4, 9 and 10. See "Administrative Fee," page 20.

PREMIUM TAX CHARGE

   SBL assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on annuitization or upon full withdrawal if a premium tax was incurred by SBL and is not refundable. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by SBL and is not refundable. SBL reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0 percent to 3.5 percent. See "State Premium Taxes," page 20.

OTHER EXPENSES

   The operating expenses of the Separate Account are paid by SBL. Investment advisory fees and operating expenses of SBL Fund are paid by the Fund and are reflected in the net asset value of the Fund shares. For a description of these charges and expenses, see the accompanying Prospectus for SBL Fund.

CONTACTING SBL

   All written requests, notices, and forms required by the Contract, and any questions or inquiries should be directed to Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 431-3112 or 1-800-888-2461, extension 3112.

                               SUMMARY OF EXPENSES

CONTRACTOWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase (as a percentage of Purchase Payments).. 0% Contingent Deferred Sales Load (as a percentage of Purchase Payments
    or amount withdrawn, as applicable)(1)...............................     8%
  Surrender Fees (as a percentage of amount surrendered, if applicable)       0%
  Exchange Fee...........................................................    $0

ANNUAL CONTRACT FEE(2)...................................................   $30

SEPARATE ACCOUNT ANNUAL FEE (as a percentage of average account value)
  Mortality and Expense Risk Fees........................................   1.2%
  Account Fees and Expenses..............................................   0.0%
                                                                            ---
  Total Separate Account Annual Expenses ................................   1.2%

SBL FUND ANNUAL EXPENSES (as a percentage of average net assets)


                                           MANAGEMENT      OTHER EXPENSES     TOTAL
                                           FEES (AFTER     (AFTER EXPENSE     ANNUAL
                                          FEE WAIVER)(3)   REIMBURSEMENT)   EXPENSES(3)
                                          --------------   --------------   -----------
Growth (Series A).........................    0.75%             0.06%          0.81%
Growth-Income (Series B)..................    0.75%             0.08%          0.83%
Money Market (Series C)...................    0.50%             0.08%          0.58%
Worldwide Equity (Series D)...............    1.00%             0.24%          1.24%
High Grade Income (Series E)..............    0.75%             0.08%          0.83%
Emerging Growth (Series J)................    0.75%             0.07%          0.82%
Global Aggressive Bond (Series K).........    0.75%             0.64%          1.39%
Specialized Asset Allocation (Series M)...    1.00%             0.26%          1.26%
Managed Asset Allocation (Series N).......    1.00%             0.35%          1.35%
Equity Income (Series O)..................    1.00%             0.09%          1.09%
Social Awareness (Series S)...............    0.75%             0.08%          0.83%

(1) The contingent deferred sales load is decreased based on the Contract Year in which the withdrawal is made from 8% in the first Contract Year to 0% in the ninth Contract Year. Variflex Contracts-401(k) and 408(k) are subject to a schedule of charges that has a different rate of decline in the percentage than other Contracts. Under certain circumstances, the contingent deferred sales load may be reduced or waived, including certain annuity options.

(2) The annual Administrative Fee for Variflex Contracts-401(k) and 408(k) is the lesser of 2% of assets valued as of the year end or $30.

(3) During the fiscal year ended December 31, 1997, the Investment Manager waived the management fees of Series K. Beginning May 1, 1998, the Investment Manager will no longer waive Series K's management fee. The expense information above has been restated to reflect what Series K's expenses would have been during fiscal year 1997 absent the fee waiver.

EXAMPLE:  VARIFLEX CONTRACTS

  If you surrender your contract at the end of the applicable time period:
    You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
  Growth Series.........................   101       125       153       244
  Growth-Income Series..................   102       125       154       246
  Money Market Series...................    99       118       142       220
  Worldwide Equity Series...............   110       149       197       330
  High Grade Income Series..............   102       125       154       246
  Emerging Growth Series................   102       125       154       245
  Global Aggressive Bond Series.........   100       120       145       226
  Specialized Asset Allocation Series...   106       138       176       290
  Managed Asset Allocation Series.......   107       140       181       298
  Equity Income Series..................   104       133       168       273
  Social Awareness Series...............   102       125       154       246

  If you do not surrender your contract:
    You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
  Growth Series.........................    21       66        113       244
  Growth-Income Series..................    22       67        114       246
  Money Market Series...................    19       59        102       220
  Worldwide Equity Series...............    30       92        157       330
  High Grade Income Series..............    22       67        114       246
  Emerging Growth Series................    22       66        114       245
  Global Aggressive Bond Series.........    20       61        105       226
  Specialized Asset Allocation Series...    26       80        136       290
  Managed Asset Allocation Series.......    27       82        141       298
  Equity Income Series..................    24       75        128       273
  Social Awareness Series...............    22       67        114       246

EXAMPLE:  VARIFLEX CONTRACTS - 401(K) AND 408(K) (SOLD PRIOR TO MAY 1, 1990)
----------------------------------------------------------------------------
  If you surrender your contract at the end of the applicable time period:
    You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
  Growth Series.........................    102      145       184       246
  Growth-Income Series..................    102      146       185       248
  Money Market Series...................     99      139       173       222
  Worldwide Equity Series...............    110      169       227       332
  High Grade Income Series..............    102      146       185       248
  Emerging Growth Series................    102      145       185       247
  Global Aggressive Bond Series.........    100      140       176       229
  Specialized Asset Allocation Series...    106      158       207       291
  Managed Asset Allocation Series.......    107      160       212       300
  Equity Income Series..................    104      153       199       275
  Social Awareness Series...............    102      146       185       248

  If you do not surrender your contract:
    You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
  Growth Series.........................     22       67       114       246
  Growth-Income Series..................     22       67       115       248
  Money Market Series...................     19       60       103       222
  Worldwide Equity Series...............     30       93       158       332
  High Grade Income Series..............     22       67       115       248
  Emerging Growth Series................     22       67       115       247
  Global Aggressive Bond Series.........     20       62       106       229
  Specialized Asset Allocation Series...     26       80       137       291
  Managed Asset Allocation Series.......     27       83       142       300
  Equity Income Series..................     24       75       129       275
  Social Awareness Series...............     22       67       115       248


   The purpose of the preceding table is to assist Contractowners in understanding the various costs and expenses that a Contractowner will bear directly or indirectly and, thus, the table reflects expenses of both the Variflex separate account and SBL Fund. The example should not be considered to be a representation of past or future expenses, and the example does not include the deduction of state premium taxes, which in a number of states may be assessed. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The example assumes a 5 percent annual rate of return pursuant to the requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund. Pursuant to the requirements of the Securities and Exchange Commission, any annual contract fee is deducted pro rata from each Series; however, under the Contract the Administrative Fee is deducted sequentially from the Series as specified under "Sequential Deduction of Fees" in this Prospectus. For a more complete description of the various costs and expenses of the Fund, see the prospectus for SBL Fund.

                         CONDENSED FINANCIAL INFORMATION

   The following condensed financial information presents accumulation unit values at the beginning and end of each period as well as ending accumulation units outstanding for Qualified and Non-Qualified Contracts under the Series of Variflex.

                        1997        1996    1995(D)(E)    1994       1993        1992(C) 1991(A)(B)    1990       1989       1988
                        ----        ----    ----------    ----       ----        ------- ----------    ----       ----       ----
QUALIFIED CONTRACTS

GROWTH SERIES (SERIES A)

Accumulation unit value:
  Beginning of period    $45.76      $37.75     $27.94     $28.75     $25.59      $23.30     $17.33     $19.45     $14.59     $13.41
  End of period          $58.19      $45.76     $37.75     $27.94     $28.75      $25.59     $23.30     $17.33     $19.45     $14.59
Accumulation units
  outstanding at
  the end of period  11,293,953  10,310,079  9,203,332  7,723,910  6,900,722   6,640,177  5,420,372  4,616,955  3,191,257  3,032,118

GROWTH-INCOME SERIES (SERIES B)

Accumulation unit value:
  Beginning of period    $46.58      $39.88     $31.03     $32.37     $29.89      $28.47     $20.92     $22.16     $17.46     $14.81
  End of period          $58.22      $46.58     $39.88     $31.03     $32.37      $29.89     $28.47     $20.92     $22.16     $17.46
Accumulation units
  outstanding at
  the end of period  15,086,547  15,264,292 14,963,215 14,312,801 13,236,948  11,381,462  8,753,337  6,449,776  4,613,783  3,388,090

MONEY MARKET SERIES (SERIES C)

Accumulation unit value:
  Beginning of period    $18.26      $17.59     $16.89     $16.48     $16.26      $15.94     $15.27     $14.33     $13.30     $12.56
  End of period          $18.97      $18.26     $17.59     $16.89     $16.48      $16.26     $15.94     $15.27     $14.33     $13.30
Accumulation units
  outstanding at
  the end of period   2,479,744   3,252,140  2,989,809  3,578,026  2,680,809   2,373,251  2,161,924  1,913,734  3,216,085  2,774,046

WORLDWIDE EQUITY SERIES (SERIES D)

Accumulation unit value:
  Beginning of period    $14.51      $12.51     $11.42     $11.25    $  8.65       $8.99      $8.07     $10.57     $11.74     $11.33
  End of period          $15.26      $14.51     $12.51     $11.42     $11.25       $8.65      $8.99    $  8.07     $10.57     $11.74
Accumulation units
  outstanding at
  the end of period  12,804,601  11,881,450 10,236,349  9,361,197  5,863,967   2,070,715    917,833    466,703    607,650    633,816

HIGH GRADE INCOME SERIES (SERIES E)

Accumulation unit value:
  Beginning of period    $21.69      $22.11     $18.87     $20.52     $18.44      $17.37     $15.04     $14.26     $12.90     $12.17
  End of period          $23.58      $21.69     $22.11     $18.87     $20.52      $18.44     $17.37     $15.04     $14.26     $12.90
Accumulation units
  outstanding at
  the end of period   3,446,850   3,673,833  3,912,046  3,891,426  3,731,587   2,912,605  2,255,909  1,673,154  1,403,313  1,037,740

EMERGING GROWTH SERIES (SERIES J)

Accumulation unit value:
  Beginning of period    $18.03      $15.46     $13.10     $13.97     $12.44      $10.00      ---        ---        ---        ---
  End of period          $21.37      $18.03     $15.46     $13.10     $13.97      $12.44      ---        ---        ---        ---
Accumulation units
  outstanding at
  the end of period   6,738,379   5,563,881  4,387,739  3,947,047  2,131,858     455,105      ---        ---        ---        ---

GLOBAL AGGRESSIVE BOND SERIES (SERIES K)

Accumulation unit value:
  Beginning of period    $12.00      $10.69     $10.00      ---        ---         ---        ---        ---        ---        ---
  End of period          $12.50      $12.00     $10.69      ---        ---         ---        ---        ---        ---        ---
Accumulation units
  outstanding at
  the end of period     425,354     306,339    129,589      ---        ---         ---        ---        ---        ---        ---

SPECIALIZED ASSET ALLOCATION SERIES (SERIES M)

Accumulation unit value:
  Beginning of period    $12.01      $10.64     $10.00      ---        ---         ---        ---        ---        ---        ---
  End of period          $12.59      $12.01     $10.64      ---        ---         ---        ---        ---        ---        ---
Accumulation units
  outstanding at
  the end of period   1,672,896   1,274,106    611,652      ---        ---         ---        ---        ---        ---        ---

MANAGED ASSET ALLOCATION SERIES (SERIES N)

Accumulation unit value:
  Beginning of period    $11.87      $10.66     $10.00      ---        ---         ---        ---        ---        ---        ---
  End of period          $13.89      $11.87     $10.66      ---        ---         ---        ---        ---        ---        ---
Accumulation units
  outstanding at
  the end of period   1,057,271     626,179    295,053      ---        ---         ---        ---        ---        ---        ---

EQUITY INCOME SERIES (SERIES O)

Accumulation unit value:
  Beginning of period    $13.78      $11.62     $10.00      ---        ---         ---        ---        ---        ---        ---
  End of period          $17.49      $13.78     $11.62      ---        ---         ---        ---        ---        ---        ---
Accumulation units
  outstanding at
  the end of period   4,135,375   2,016,966    604,325      ---        ---         ---        ---        ---        ---        ---

SOCIAL AWARENESS SERIES (SERIES S)

Accumulation unit value:
  Beginning of period    $18.75      $15.97     $12.65     $13.31     $12.04      $10.47     $10.00      ---        ---        ---
  End of period          $22.72      $18.75     $15.97     $12.65     $13.31      $12.04     $10.47      ---        ---        ---
Accumulation units
  outstanding at
  the end of period   2,531,119   2,083,090  1,615,845  1,344,063    993,233     513,953    127,699      ---        ---        ---

                        1997        1996    1995(D)(E)    1994       1993        1992(C) 1991(A)(B)    1990       1989       1988
                        ----        ----    ----------    ----       ----        ------- ----------    ----       ----       ----
NON-QUALIFIED CONTRACTS

GROWTH SERIES (SERIES A)

Accumulation unit value:
  Beginning of period    $45.74      $37.74     $27.92     $28.74     $25.58      $23.30     $17.32     $19.45     $14.59     $13.41
  End of period          $58.17      $45.74     $37.74     $27.92     $28.74      $25.58     $23.30     $17.32     $19.45     $14.59
Accumulation units
  outstanding at
  the end of period   2,652,767   2,575,426  2,306,163  1,578,797  1,483,618   1,766,896  1,328,865    952,806    594,856    493,463

GROWTH-INCOME SERIES (SERIES B)

Accumulation unit value:
  Beginning of period    $46.54      $39.84     $31.00     $32.34     $29.87      $28.44     $20.91     $22.16     $17.46     $14.80
  End of period          $58.17      $46.54     $39.84     $31.00     $32.34      $29.87     $28.44     $20.91     $22.16     $17.46
Accumulation units
  outstanding at
  the end of period   3,653,913   3,721,884  3,669,299  3,515,364  3,262,600   2,560,986  1,774,534  1,293,121  1,000,815    836,735

MONEY MARKET SERIES (SERIES C)

Accumulation unit value:
  Beginning of period    $18.26      $17.59     $16.89     $16.48     $16.26      $15.94     $15.28     $14.32     $13.29     $12.55
  End of period          $18.98      $18.26     $17.59     $16.89     $16.48      $16.26     $15.94     $15.28     $14.32     $13.29
Accumulation units
  outstanding at
  the end of period   1,089,550   1,681,230  1,469,153  2,475,349  1,913,212   1,031,855  1,000,378    954,107    846,414    853,615

WORLDWIDE EQUITY SERIES (SERIES D)

Accumulation unit value:
  Beginning of period    $14.51      $12.51     $11.42     $11.25    $  8.65       $8.99      $8.07     $10.57     $11.74     $11.33
  End of period          $15.26      $14.51     $12.51     $11.42     $11.25       $8.65      $8.99    $  8.07     $10.57     $11.74
Accumulation units
  outstanding at
  the end of period   3,730,734   3,484,411  3,140,486  2,803,304  2,150,932     678,110    279,878    125,010    211,920    214,723

HIGH GRADE INCOME SERIES (SERIES E)

Accumulation unit value:
  Beginning of period    $21.67      $22.09     $18.85     $20.50     $18.42      $17.36     $15.02     $14.25     $12.89     $12.17
  End of period          $23.56      $21.67     $22.09     $18.85     $20.50      $18.42     $17.36     $15.02     $14.25     $12.89
Accumulation units
  outstanding at
  the end of period   1,535,471   1,377,342  1,325,159  1,392,830  1,290,268     962,775    784,496    582,285    519,624    419,410

EMERGING GROWTH SERIES (SERIES J)

Accumulation unit value:
  Beginning of period    $18.03      $15.46     $13.09     $13.96     $12.44      $10.00      ---        ---        ---        ---
  End of period          $21.36      $18.03     $15.46     $13.09     $13.96      $12.44      ---        ---        ---        ---
Accumulation units
  outstanding at
  the end of period   2,019,008   1,559,302  1,248,987  1,211,099    610,801      68,338      ---        ---        ---        ---

GLOBAL AGGRESSIVE BOND SERIES (SERIES K)

Accumulation unit value:
  Beginning of period    $12.00      $10.69     $10.00      ---        ---         ---        ---        ---        ---        ---
  End of period          $12.49      $12.00     $10.69      ---        ---         ---        ---        ---        ---        ---
Accumulation units
  outstanding at
  the end of period     212,934     178,818     74,528      ---        ---         ---        ---        ---        ---        ---

SPECIALIZED ASSET ALLOCATION SERIES (SERIES M)

Accumulation unit value:
  Beginning of period    $12.00      $10.64     $10.00      ---        ---         ---        ---        ---        ---        ---
  End of period          $12.59      $12.00     $10.64      ---        ---         ---        ---        ---        ---        ---
Accumulation units
  outstanding at
  the end of period     687,020     532,893    297,967      ---        ---         ---        ---        ---        ---        ---

MANAGED ASSET ALLOCATION SERIES (SERIES N)

Accumulation unit value:
  Beginning of period    $11.87      $10.66     $10.00      ---        ---         ---        ---        ---        ---        ---
  End of period          $13.89      $11.87     $10.66      ---        ---         ---        ---        ---        ---        ---
Accumulation units
  outstanding at
  the end of period     459,560     374,276    226,555      ---        ---         ---        ---        ---        ---        ---

EQUITY INCOME SERIES (SERIES O)

Accumulation unit value:
  Beginning of period    $13.78      $11.62     $10.00      ---        ---         ---        ---        ---        ---        ---
  End of period          $17.48      $13.78     $11.62      ---        ---         ---        ---        ---        ---        ---
Accumulation units
  outstanding at
  the end of period   1,257,818     710,206    234,242      ---        ---         ---        ---        ---        ---        ---

SOCIAL AWARENESS SERIES (SERIES S)

Accumulation unit value:
  Beginning of period    $18.75      $15.98     $12.66     $13.31     $12.04      $10.47     $10.00      ---        ---        ---
  End of period          $22.73      $18.75     $15.98     $12.66     $13.31      $12.04     $10.47      ---        ---        ---
Accumulation units
  outstanding at
  the end of period     904,831     746,852    612,235    543,287    389,861     226,145     98,344      ---        ---        ---

(a)  Social  Awareness  Series of Variflex was first publicly  offered on May 1,
     1991.

(b) Effective May 1, 1991, the investment objective of Worldwide Equity Series of Variflex was changed from high current income to long-term capital growth through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States.

(c) Emerging Growth Series of Variflex was first publicly offered on October 1, 1992.

(d)  Global  Aggressive  Bond,  Specialized  Asset  Allocation,   Managed  Asset
     Allocation and Equity Income Series were first publicly offered on June 1, 1995.

(e) Effective June 1, 1995, the investment objective of Growth-Income Series of Variflex was changed from seeking to provide income with secondary emphasis on capital appreciation to seeking long-term growth of capital with secondary emphasis on income.

              SECURITY BENEFIT LIFE INSURANCE COMPANY AND VARIFLEX


SECURITY BENEFIT LIFE INSURANCE COMPANY

   Security Benefit Life Insurance Company ("SBL") is a mutual life insurance company. SBL, which was formed originally as a fraternal benefit society under the laws of Kansas and commenced business February 22, 1892, became a mutual life insurance company under its present name on January 2, 1950. On July 31, 1998, SBL converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were SBL policyholders as of July 31, 1998, became membership interests in Security Benefit Mutual Holding Company as of that date. Persons who acquire policies from SBL after that date automatically became members in the mutual holding company. SBL's home office is 700 Harrison Street, Topeka, Kansas 66636-0001. SBL is licensed in the District of Columbia and all states except New York.


YEAR 2000 COMPLIANCE

   Like other insurance companies, as well as other financial and business organizations around the world, SBL could be adversely affected if the computer systems used by SBL in performing its administrative functions do not properly process and calculate date-related information and data before, during and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because of the way date fields were encoded. This is commonly known as the "Year 2000 Problem." If not addressed, the Year 2000 Problem could impact (i) the administrative services provided by SBL with respect to the Contract, and (ii) the management services provided to the Fund by the Investment Manager, as well as transfer agency, accounting, custody, distribution and other services provided to the Fund.

   SBL has adopted a plan to be "Year 2000 Compliant" with respect to both its internally built systems as well as systems provided by external vendors. "Year 2000 Compliant" means that systems and programs which require modification will have the date fields expanded to include the century information and that for interfaces to external organizations as well as new systems development, the year portion of the date field will be expanded to four digits using the format YYYYMMDD. SBL's overall approach to addressing the Year 2000 issue is as follows: (1) to inventory its internal and external hardware, software, telecommunications and data transmissions to customers and conduct a risk assessment with respect to the impact that a failure on any such system would have on its business operations; (2) to modify or replace its internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test its systems for Year 2000 compliance. SBL has completed the inventory of its internal and external systems and has made substantial progress toward completing the modification/replacement of its internal systems as well as toward obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing is scheduled to commence in December 1998 and extend into the first six months of 1999.

   Although SBL has taken steps to ensure that its systems will function properly before, during and after the Year 2000, its key operating systems and information sources are provided by or through external vendors which creates uncertainty to the extent SBL is relying on the assurance of such vendors as to whether its systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to SBL at this time but could have a material adverse impact on the operations of the Separate Account and administration of the Contracts.

   The Year 2000 Problem is also expected to impact companies, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, industry sector and degree of technological sophistication. SBL is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of portfolio securities held by the Fund.

VARIFLEX

   Variflex was established by SBL as a separate account on January 31, 1984, and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the "Act"). Variflex is designed to provide the funding for Variable Annuities. Under Kansas law, regulation of SBL by the Commissioner of Insurance includes regulation of Variflex. The insurance laws of Kansas under which Variflex was established provide that the assets of Variflex shall not be chargeable with liabilities arising out of any other business which SBL may conduct (except to the extent that the assets of Variflex exceed the reserves and other liabilities of the separate account). Accordingly, Variflex Contracts provide that the income, gains and losses from the assets allocated to Variflex, whether or not realized, are credited to or charged against Variflex without regard to other income, gains, or losses of SBL. The assets of Variflex will thus be held exclusively for the benefit of Contractowners and Beneficiaries under the Contracts (and other contracts which may be offered in the future under which net premiums are placed in Variflex and which provide benefits varying in accordance with the investment results of Variflex) to the extent they are entitled to benefits based on Variflex.


   The Series of Variflex available under the Contracts are: Growth Series, Growth-Income Series, Money Market Series, Worldwide Equity Series, High Grade Income Series, Emerging Growth Series, Global Aggressive Bond Series, Specialized Asset Allocation Series, Managed Asset Allocation Series, Equity Income Series, High Yield Series, Social Awareness Series, Value Series, and Small Cap Series. Amounts allocated by Contractowners or Participants to each of these Series are invested, respectively, in Series A, B, C, D, E, J, K, M, N, O, P, S, V and X of SBL Fund (the "Fund"). Additional Series may be added to Variflex at the discretion of SBL. Certain Series of Variflex are not available in all states and are not available under certain Contracts issued prior to November 1, 1998.


                                    SBL FUND

   The Fund is a diversified, open-end management investment company. The assets of the Fund are managed by Security Management Company, LLC (the "Investment Manager"), the investment adviser to the Fund, under the supervision of the Fund's board of directors.


   The Fund currently issues its shares in fourteen separate series: Series A, Series B, Series C, Series D, Series E, Series J, Series K, Series M, Series N, Series O, Series P, Series S, Series V and Series X ("Series"). The assets of each series are held separate from the assets of the other series, and each series has different investment objectives and policies. As a result, each series operates as a separate investment fund. Each Series of Variflex invests solely in a corresponding series of the Fund, as follows.


   SERIES A--Amounts allocated to the GROWTH SERIES of Variflex are invested in Series A. The investment objective of Series A is to seek long-term capital growth by investing in a broadly diversified portfolio of common stocks, securities convertible into common stocks, preferred stocks, bonds and other debt securities.

   SERIES B--Amounts allocated to the GROWTH-INCOME SERIES of Variflex are invested in Series B. Series B seeks long-term growth of capital, with secondary emphasis on income, by investing in various types of securities, including common stocks, convertible securities, preferred stocks and debt securities. Series B's investments in debt securities may include securities rated below investment grade (commonly referred to as "junk bonds").

   SERIES C--Amounts allocated to the MONEY MARKET SERIES of Variflex are invested in Series C. The investment objective of Series C is to provide as high a level of current income as is consistent with preserving capital. It invests in high quality money market instruments with maturities of not longer than thirteen months.

   SERIES D--Amounts allocated to the WORLDWIDE EQUITY SERIES of Variflex are invested in Series D. The investment objective of Series D is to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States.

   SERIES E--Amounts allocated to the HIGH GRADE INCOME SERIES of Variflex are invested in Series E. The investment objective of Series E is to provide current income with security of principal. Series E seeks to achieve this investment objective by investing in a broad range of debt securities, including U.S. and foreign corporate debt securities and securities issued by the U.S. and foreign governments.

   SERIES J--Amounts allocated to the EMERGING GROWTH SERIES of Variflex are invested in Series J. The investment objective of Series J is to seek capital appreciation through investment in a broadly diversified portfolio of securities which may include common stocks, preferred stocks, debt securities and securities convertible into common stocks.

   SERIES K--Amounts allocated to the GLOBAL AGGRESSIVE BOND SERIES of Variflex are invested in Series K. The investment objective of Series K is to seek high current income and, as a secondary objective, capital appreciation by investing in a combination of foreign and domestic high-yield, lower rated debt securities (commonly referred to as "junk bonds").

   SERIES M--Amounts allocated to the SPECIALIZED ASSET ALLOCATION SERIES of Variflex are invested in Series M. The investment objective of Series M is to seek high total return consisting of capital appreciation and current income. Series M seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors, including equity and debt securities of domestic and foreign issuers.

   SERIES N--Amounts allocated to the MANAGED ASSET ALLOCATION SERIES of Variflex are invested in Series N. The investment objective of Series N is to seek a high level of total return by investing primarily in a diversified portfolio of debt and equity securities.

   SERIES O--Amounts allocated to the EQUITY INCOME SERIES of Variflex are invested in Series O. The investment objective of Series O is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.


   SERIES P--Amounts allocated to the HIGH YIELD SERIES of Variflex are invested in Series P. The investment objective of Series P is to seek high current income and as a secondary objective, capital appreciation by investing in a combination of domestic and foreign high-yield, lower rated debt securities (commonly known as "junk bonds").

   SERIES S--Amounts allocated to the SOCIAL AWARENESS SERIES of Variflex are invested in Series S. The investment objective of Series S is to seek capital appreciation by investing in various types of securities which meet certain social criteria established for the Series. Series S will invest in a diversified portfolio of common stocks, convertible securities, preferred stocks and debt securities.

   SERIES V--Amounts allocated to the VALUE SERIES of Variflex are invested in Series V. The investment objective of Series V is to seek long-term growth of capital by investing primarily in a diversified portfolio of common stocks, securities convertible into common stocks, preferred stocks, and warrants which the Investment Manager believes are undervalued.

   SERIES X--Amounts allocated to the SMALL CAP SERIES of Variflex are invested in Series X. The investment objective of Series X is to seek long-term growth of capital by investing primarily in domestic and foreign equity securities of small capitalization companies (defined as companies with a market capitalization of less than $1 billion at the time of purchase).

THE INVESTMENT MANAGER

   Security Management Company, LLC (the "Investment Manager") located at 700 Harrison Street, Topeka, Kansas 66636 serves as investment adviser to each Series of the Fund. The Investment Manager is registered with the SEC as an investment adviser. The Investment Manager formulates and implements continuing programs for the purchase and sale of securities in compliance with the investment objectives, policies, and restrictions of each Series, and is responsible for the day to day decisions to by and sell securities for the Series except Series D, K, N, O and X. With respect to Series M, the foregoing responsibilities are divided between the Investment Adviser and a Sub-Adviser. See the accompanying SBL Fund prospectus for details. The Investment Manager has engaged Lexington Management Corporation, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, to provide investment advisory services to Series D and K, and Lexington has entered into an agreement with MFR Advisors, Inc., One Liberty Plaza, 46th Floor, New York, New York 10006, to provide certain investment advisory services to Series K. The Investment Manager has engaged T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 to provide investment advisory services to Series N and O, and has engaged Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112, to provide investment advisory and analytic research services to Series M. The Investment Manager has engaged Strong Capital Management Corporation, 900 Heritage Reserve, Menomonee, Wisconsin 53051 to provide investment advisory services to Series X.


   THERE IS NO ASSURANCE THAT ANY OF THESE SERIES WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.


   ADDITIONAL INFORMATION CONCERNING THE INVESTMENT OBJECTIVES AND POLICIES OF THE SERIES AND THE INVESTMENT ADVISORY SERVICES AND CHARGES CAN BE FOUND IN THE CURRENT PROSPECTUS FOR THE FUND, WHICH IS ATTACHED TO AND SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF PURCHASE PAYMENTS, SINCE THE INVESTMENT PERFORMANCE OF THE SERIES WILL AFFECT CONTRACT VALUE.

                               VARIFLEX CONTRACTS

PURPOSE OF THE CONTRACTS

   The Contracts described in this Prospectus may be issued for use with retirement plans and trusts qualified under the Internal Revenue Code of 1986, as amended (the "Code"), for favorable tax treatment ("Qualified Contracts") and for use with plans and trusts that are not so qualified ("Non-Qualified Contracts"). Retirement plans qualified for favorable tax treatment include pension and profit sharing plans qualified under Section 401 or 403(a) of the Internal Revenue Code, annuity purchase plans of public school systems and certain tax-exempt organizations which qualify for tax deferred treatment under
Section 403(b) or 403(c) of the Code, individual retirement plans and individual retirement annuities under Section 408 of the Code and deferred compensation plans under Section 457 of the Code. See section entitled "Federal Tax Matters-Qualified Contracts," page 30 for further details.

   The basic objective of the Contracts is to provide a Fixed or Variable Annuity or a combination Fixed and Variable Annuity. Variable Annuities pursuant to the Contracts are funded by Variflex. The objective of a Variable Annuity is to provide benefits which will tend to a greater degree than a Fixed Annuity to reflect the changes in the cost of living. There can be no assurance that this objective will be attained. Annuity payments based on any of the Series of Variflex are not guaranteed and entail more risk to the Annuitant than traditional guaranteed insurance.

   This Prospectus generally describes only the variable aspects of the Variflex Contracts, except where guaranteed aspects are specifically mentioned. For a discussion of the guaranteed investment option and guaranteed benefits available in connection with Variflex Contracts, see "The General Account," page 36.

   The terms of the Contracts may only be changed by mutual agreement between SBL and each Contractowner, except as described in "Substituted Securities," and except for changes required to make the contracts comply with, or give Contractowners the benefit of, any federal or state statute, rule or regulation, including, but not limited to, requirements for annuity contracts and retirement plans under the Internal Revenue Code or the laws of any state. In addition, SBL may make changes to group Contracts upon 30 days notice to the Owner, which changes will apply only to individuals who become Participants after the effective date of the change.

TYPES OF VARIFLEX CONTRACTS

   Different types of the Contracts are offered by SBL through this Prospectus. The Contracts vary in the amount and timing of the minimum payments, and in various other respects. The different types of Contracts are described below:

   a. SINGLE PAYMENT IMMEDIATE ANNUITY CONTRACT - This type of contract is used for an individual where a single Purchase Payment has been allocated to provide for life contingent annuity payments to commence immediately.

   b. SINGLE AND FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS - This type of contract is used for an individual where either a single Purchase Payment (which may be supplemented with additional payments within thirteen months) or periodic Purchase Payments will be made with annuity payments to commence at a later date.

   c. GROUP FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACT - This type of contract may be used when Purchase Payments under group plans are to be accumulated until the retirement date of each Participant. Under a Group Allocated Contract, a Participant Account is established for each Participant for whom payments are being made and the benefit at retirement will be determined by the value of the Participant Account at that time.

   Under a Group Unallocated Contract, the Purchase Payments are applied to acquire Accumulation Units. The Accumulation Units are not allocated to the individual Participants but are credited to the Contractowner's accumulation account. When a Participant becomes entitled to receive pension payments under the provisions of the Plan, the appropriate number of Accumulation Units may be withdrawn from Contract Value by the Contractowner to provide the Participant with an annuity.


CONTRACT APPLICATION AND PURCHASE PAYMENTS

   Individuals wishing to purchase a Contract must complete an application and provide an initial Purchase Payment which will be sent to the SBL home office. If the application can be accepted in the form received, the initial Purchase Payment will be credited within two business days after receipt by the SBL home office. If an incomplete application cannot be completed within five days of its receipt, the applicant will be notified of the reasons for the delay and any payments received will be returned immediately unless the applicant specifically consents to have SBL retain them pending completion of the application.


   The Contracts set certain minimum amounts for the initial and subsequent Purchase Payments. For Qualified Contracts, the minimum initial and subsequent payments are $25, except Group Unallocated Contracts, which require a minimum initial payment of $500 and subsequent payments of $25. For Non-Qualified Contracts, the minimum initial payment is $500 and subsequent payments must be at least $25. For Single Payment Immediate Annuity Contracts, the minimum initial payment is $2,500. The maximum amount of Purchase Payments under Variflex Contracts is $1,000,000, without the prior approval of SBL. These amounts may be changed at the sole discretion of SBL. In addition, SBL reserves the right to terminate any individual or Group Contract for certain specified reasons, including failure of the Contract Value to meet certain specified minimums. (See "Termination of Contract" in the Statement of Additional Information for a detailed listing of such circumstances.)

   For a Flexible Payment Deferred Annuity, Purchase Payments may be made at such intervals as desired, but are usually made on an annual, semiannual, quarterly or monthly basis. The frequency of Purchase Payments may be changed by the Contractowner. If Purchase Payments cease, they may be resumed at a future date, subject to the Annuity Commencement Date requirements. The amount of future Purchase Payments may be increased or decreased on any date a payment is submitted. Submission of a Purchase Payment different from the previous payment will automatically effect an increase or decrease. The number of changes permitted and the maximum payments allowed under the Internal Revenue Code for Qualified Plans vary depending on the type of plan. For a discussion of those limitations see "Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans" in the Statement of Additional Information. Failure to comply with those limitations may subject the Contract to adverse tax treatment.

ALLOCATION OF PURCHASE PAYMENTS

   The Purchase Payments will be allocated to each Series within Variflex in accordance with the written instructions contained in the application. The Contractowner or Participant may by written instruction to the home office indicate one or more Series to which a specified portion or portions of the Purchase Payment should be applied. The amount allocated to a Series may be a whole dollar amount or whole percentage. No allocation is permitted which would result in less than $25 per payment being allocated to any one Series within Variflex. Changes in allocation of future Purchase Payments (with the same $25 minimum per Series) may be made at any time by specific written instruction to the home office or by telephone instruction, provided that a properly completed Telephone Transfer Authorization form is on file with SBL or the Telephone Transfer section of the application has been completed. (See "Transfer of Contract Value," page 18.)

CREDITING OF ACCUMULATION UNITS

   During the Accumulation Period, when a Purchase Payment is received in its home office, SBL currently credits the entire payment to the Variflex Contract. Amounts allocated to Series of Variflex are credited in the form of Accumulation Units. The number of Accumulation Units that may be purchased for any Series is found by dividing the Purchase Payment allocated to that Series by the Accumulation Unit value for that Series determined as of the end of the Valuation Period in which the Purchase Payment is credited. The Accumulation Unit value for each Series is determined as of the close of the New York Stock Exchange (generally 3:00 p.m. Central time) on each Valuation Date and on any other day in which there is a sufficient degree of trading in the portfolio securities of a Series of the Fund that the Accumulation Unit value of an applicable Series of Variflex might be materially affected.

   The value of an Accumulation Unit in each Series is expected to increase or decrease, reflecting the investment experience of the corresponding series of the underlying Fund less any deductions for charges or taxes. The Statement of Additional Information contains a detailed description of how the Accumulation Units are valued.

DOLLAR COST AVERAGING OPTION

   SBL currently offers an option under which a Contractowner or Participant may dollar cost average their allocations in the Series under the Contract by authorizing SBL to make periodic allocations of Contract Value from any one Series to one or more of the other Series. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Contract Value to one or more Series, and these amounts will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the transfers are effected. Since the value of Accumulation Units will vary, the amounts allocated to a Series will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Series will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a Contractowner or Participant will not have losses.

   A Dollar Cost Averaging Request form is available upon request. On the form, the Contractowner or Participant must designate whether a specific dollar amount, percentage of Contract Value or earnings only are to be transferred, the Series to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

   After SBL has received a Dollar Cost Averaging Request in proper form at its home office, SBL will transfer Contract Value in amounts designated by the Contractowner or Participant from the Series from which transfers are to be made to the Series chosen by the Contractowner or Participant. The minimum amount that may be transferred to any one Series is $25. Each transfer will be effected on the monthly or quarterly anniversary, whichever corresponds to the period selected by the Contractowner, of the date of receipt at SBL's home office of a Dollar Cost Averaging Request in proper form, until the total amount elected has been transferred, or until Contract Value in the Series from which transfers are made has been depleted. Amounts periodically transferred under this option are not currently subject to any transfer charges.

   A Contractowner or Participant may instruct SBL at any time to terminate the option by written request to SBL's home office. In that event, the Contract Value in the Series from which transfers were being made that has not been transferred will remain in that Series unless the Contractowner or Participant instructs otherwise. If a Contractowner or Participant wishes to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Series has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to SBL's home office. SBL may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

   Contract Value also may be dollar cost averaged to or from the General Account, provided that such transfers do not violate the restrictions on transfers as described in "The General Account," page 36.

ASSET REALLOCATION OPTION

   SBL currently offers an option under which a Contractowner or Participant may authorize SBL to automatically transfer their Contract Value each quarter to maintain a particular percentage allocation among the Series as selected by the Contractowner or Participant. The Contract Value allocated to each Series will grow or decline in value at different rates during the quarter, and Asset Reallocation automatically reallocates the Contract Value in the Series each quarter to the allocation selected by the Contractowner or Participant. Asset Reallocation is intended to transfer Contract Value from those Series that have increased in value to those Series that have declined in value. Over time, this method of investing may help a Contractowner or Participant buy low and sell high. This investment method does not guarantee profits, nor does it assure that a Contractowner or Participant will not have losses.

   To elect the Asset Reallocation Option, an Asset Reallocation Request in proper form must be received by SBL at its home office. An Asset Reallocation Request form is available upon request. On the form, the Contractowner or Participant must indicate the applicable Series and the percentage of Contract Value which should be allocated to each of the applicable Series each quarter ("Asset Reallocation Program"). If the Asset Reallocation Option is elected, all Contract Value invested in the Series must be included in the Asset Reallocation Program.


   This option will result in the transfer of Contract Value to one or more of the Series on the date of SBL's receipt of the Asset Reallocation Request in proper form and each quarterly anniversary of that date thereafter. The amounts transferred will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the transfers are effected. Amounts periodically transferred under this option are not currently subject to any transfer charges.


   A Contractowner or Participant may instruct SBL at any time to terminate this option by written request to SBL's home office. In that event, the Contract Value in the Series that has not been transferred will remain in those Series regardless of the percentage allocation unless the Contractowner or Participant instructs otherwise. If a Contractowner or Participant wishes to continue Asset Reallocation after it has been canceled, a new Asset Reallocation Request form must be completed and sent to SBL's home office. SBL may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. Asset Reallocation is not available for Group Unallocated Contracts.


   Contract Value invested in the General Account may be included in the Asset Reallocation Program, provided that transfers from the General Account do not violate the restrictions on transfers as described in "The General Account," page 36.

TRANSFER OF CONTRACT VALUE


   During the Accumulation Period, the Contractowner or Participant may elect by written notice to the SBL home office to transfer all or any part of the Contract Value invested in a particular Variflex Series to any other Variflex Series. The minimum transfer amount is $500, or the amount remaining in a given Series. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

   Such transfers (and changes to an existing Dollar Cost Averaging or Asset Reallocation Option) may be made by telephone unless the Contractowner or
Participant elected not to have Telephone Transfer privileges in the application. Contractowners or Participants that elected not to have Telephone Transfer privileges in the application may subsequently establish such privilege by properly completing, signing and filing at SBL's home office a Telephone Transfer Authorization form. SBL reserves the right to deny any telephone transfer request. SBL has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. SBL`s procedures require that any person requesting a telephone
transfer   provide  the  account  and  contract   number  and  the  Owner`s  tax
identification number, and such instructions must be received on a recorded line. Neither SBL nor any of its affiliates will be liable for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was authorized by the Contractowner or Participant, or by anyone else who purports to give instructions on his or her behalf, provided that SBL complied with its procedures. The telephone transfer privilege may be suspended, modified or discontinued at any time without notice. SBL's policy concerning telephone transfers may require a Contractowner or Participant who authorizes telephone transfers to bear the risk of loss from a fraudulent or unauthorized telephone transfer.

   The frequency of transfers generally is not limited, although SBL reserves the right to limit them as to any individual, or in the future, in general, to not more than 14 transfers per Contract Year. SBL reserves the right to limit the size and frequency of transfers. Transfers from the General Account to the Series are restricted as discussed under "The General Account," page 36. For a discussion of transfers after the Annuity Commencement Date, see "Allocation of Benefits," page 26.

CONTRACT VALUE

   The Contract Value is the sum of the amounts under the Contract (or Participant Account) held in each Series of Variflex and in the General Account, including amounts set aside in the General Account to secure loans.

   On each Valuation Date, the portion of the Contract Value allocated to any particular Series will be adjusted to reflect the investment experience of that Series. See "Determination of Contract Value," below. No minimum amount of Contract Value is guaranteed. The Contractowner or Participant bears the entire investment risk relating to the investment performance of Contract Value allocated to the Variflex Series. For Contracts issued on or after November 1, 1998, SBL reserves the right to pay the Owner or Participant the Contract Value as a lump sum if it is below $2,000.

DETERMINATION OF CONTRACT VALUE

   The Contract Value will vary to a degree that depends upon several factors, including investment performance of the Series to which Contract Value has been allocated, payment of Purchase Payments, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Series will be invested in shares of the corresponding series of the SBL Fund. The investment performance of the Series will reflect increases or decreases in the net asset value per share of the corresponding series of SBL Fund and any dividends or distributions declared by such series.

   Assets in the Series are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's (or Participant's) interest in a Series. When a Contractowner or Participant allocates Purchase Payments to a Series, the Contract (or Participant Account) is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Series by the Accumulation Unit value for that Series as of the end of the Valuation Period in which the Purchase Payment is credited. In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract or Participant Account. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Series. The Accumulation Unit value of each Series is determined on each Valuation Date. The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Series and charges against the Series.

   The Accumulation Unit value of each Series' unit initially was $10. The unit value of a Series on any Valuation Date is calculated by dividing the value of each Series' net assets by the number of Accumulation Units credited to the Series on that date. Determination of the value of the net assets of a Series takes into account the following: (1) the investment performance of the Series, which is based upon the investment performance of the corresponding series of the SBL Fund, (2) any dividends or distributions paid by the corresponding Fund series, (3) the charges, if any, that may be assessed by SBL for taxes attributable to the operation of the Series, and (4) the Mortality and Expense Risk Charge under the Contract.


CONTRACTOWNER INQUIRIES

   Contractowner inquiries and Purchase Payments should be addressed to Security Benefit Life Insurance Company at its home office, P.O. Box 750497, Topeka, Kansas 66675-0497, or made by calling (785) 431-3112 or (800) 888-2461, extension 3112.

                             CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE


   No deduction for a sales charge is made from the Purchase Payments for Variflex Contracts. However, except as set forth below, a contingent deferred sales charge (which may also be referred to as a withdrawal charge), may be assessed by SBL on a full or partial withdrawal from the Contracts, to the extent the amount withdrawn is attributable to Purchase Payments made. During the first Contract Year, the withdrawal charge applies against the total amount withdrawn attributable to total Purchase Payments made. Each Contract Year thereafter, a withdrawal charge will not be assessed upon the FIRST withdrawal in the Contract Year of up to 10 percent of the Contract Value, as of the date of the withdrawal (the "Free Withdrawal Right"). All or any part of the Free Withdrawal Right for that Contract Year that is not applied to the first withdrawal is forfeited. The free withdrawal is not available to Contractowners receiving "free systematic withdrawals" as discussed under "Systematic Withdrawals," page 22.


   The Free Withdrawal Right for certain Contracts funding charitable remainder trusts is available immediately and allows free withdrawals to the extent that such withdrawals do not in any Contract Year exceed 10 percent of the Contract Value on the date of the first withdrawal in that Contract Year. For Group Unallocated Contracts, after the first Contract Year the Contractowner shall be allowed one free withdrawal per calendar month. (Any partial month immediately following a Contract Year anniversary shall be treated as a calendar month for this purpose.) The free withdrawal for such Contracts applies only to the first withdrawal in any calendar month. In any Contract Year, the total free withdrawals from Group Unallocated Contracts cannot exceed 10 percent of the Contract Value as of the beginning of such Contract Year. All or any part of the free withdrawal for a month that is not applied to the first withdrawal in that month is forfeited and once the 10 percent level described in the previous sentence is met, the right to any further monthly free withdrawals is forfeited for the remainder of the Contract Year.

   For purposes of determining the withdrawal charge, a withdrawal will be attributed first to Purchase Payments and then will be attributed to earnings, even if the Contractowner elects to redeem amounts allocated to an Account (including the General Account) other than an Account to which Purchase Payments were allocated. The amount of the charge will depend upon the Contract Year in which the withdrawal is made.


   The applicable withdrawal charges are as follows, based on the Contract Year in which the withdrawal is made:

                                        Withdrawal Charge
                   -----------------------------------------------------------
Contract Year      Variflex Contracts     Variflex Contracts-401(k) and 408(k)
--------------     ------------------     ------------------------------------
      1                    8%                              8%
      2                    7%                              8%
      3                    6%                              8%
      4                    5%                              8%
      5                    4%                              7%
      6                    3%                              6%
      7                    2%                              5%
      8                    1%                              4%
 9 and later               0%                              0%

   In no event will the amount of any withdrawal charge, when added to any such charge previously assessed against any amount withdrawn from the Contract, exceed 8 percent of the Purchase Payments paid under a Contract. In addition, no charge will be imposed (1) upon payment of the death benefit under the Contract;
(2) upon annuity payments under Annuity Options 1, 2, 3, 4 or any similar life contingent payment option that is mutually agreed upon between the Contractowner and SBL; (3) upon withdrawals that qualify for the hospital/nursing home waiver, discussed below; or (4) upon certain systematic withdrawals. The contingent deferred sales charge will be deducted, to the extent applicable, from withdrawals and annuity payments under Annuity Options 5 through 9 and other non-life contingent payment options, unless annuity payments extend over a period of at least seven years (five years for Contracts issued prior to November 1, 1998) and are made in substantially equal amounts.

HOSPITAL/NURSING HOME WAIVER

   SBL will waive the withdrawal charge on any full or partial withdrawal upon request for such a waiver, provided that the Contractowner or Participant: (1) has been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; (2) is so confined when SBL receives the withdrawal request; and (3) became so confined after the date the Contract was issued. (See "Definitions," page 4.) Any request for the hospital/nursing home waiver must be accompanied by a properly completed claim form which may be obtained from SBL and a written physician's statement acceptable to SBL certifying that such confinement is a medical necessity and is due to illness or infirmity. SBL reserves the right to have the Contractowner or Participant examined by a physician of SBL's choice and at SBL's expense to determine if the Contractowner or Participant is eligible for the hospital/nursing home waiver. The hospital/nursing home waiver is not available in certain states pending department of insurance approval. If the waiver is later approved by the insurance department of a state, SBL intends to make the waiver available to all Contractowners and Participants in that state at that time, but there can be no assurance that the waiver will be approved. Prospective Contractowners should contact their agent concerning availability of the waiver in their state.

OTHER CHARGES

     (A) ADMINISTRATIVE FEE

   SBL deducts an annual Administrative Fee of $30 from each Contract and Participant Account on each Contract Anniversary (at calendar year-end for
Contracts issued prior to November 1, 1998) to cover expenses relating to maintenance of the Contract or Participant Account. For Variflex Contracts-401(k) and 408(k), the fee is the lesser of 2 percent of Contract Value valued as of the calendar year-end or $30. SBL will waive the Administrative Fee during a Contract Year for any Contract that has been in force for eight Contract Years or more AND the Contract Value of which is $25,000 or more as of the date the fee is deducted. A pro rata Administrative Fee is deducted upon: (1) a full withdrawal of Contract Value; (2) payment of a death benefit; (3) the Annuity Commencement Date if one of Annuity Options 1 through 4, 9 or 10 or similar life contingent payment option is elected; and (4) a Contract has been in force for less than a full Contract Year (or calendar year, if applicable).


     (B) STATE PREMIUM TAXES

   An amount for state premium taxes (which presently range from 0 percent to 3.5 percent) customarily will be deducted when assessed by a given state. In most cases, if the Contract is to be annuitized, the dollar amount of any such tax is assessed and deducted from the Contract Value at the time annuity payments commence. In some states, premium taxes are assessed by the state at the time Purchase Payments are made rather than at the time annuity payments commence. In such states, SBL will pay the tax when assessed and will deduct a pro rata share of the amount of any such tax from any partial withdrawal and any remaining amount of tax from the Contract Value at the time the contract is surrendered or annuity payments commence. SBL, however, reserves the right to deduct the premium tax when assessed.


     (C) MORTALITY AND EXPENSE RISK CHARGE

   SBL assumes a number of risks under the Contracts. While Variable Annuity payments will vary in accordance with the investment performance of the selected Series, the amount of such payments will not be decreased because of adverse mortality experience of Annuitants as a class or because of an increase in actual expenses of SBL over the expense charges provided for in the Contracts. SBL assumes the risk that Annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that fees deducted may not prove sufficient to cover its actual costs. In assuming these risks, SBL agrees to continue annuity payments under life-contingent annuity options, determined in accordance with the annuity tables and other provisions of the Variflex Contracts, to the Annuitant or other payee for as long as he or she may live. In addition, SBL is at risk for the death benefits payable under the Variflex Contracts, to the extent that the death benefit in such cases exceeds the Contract Value.

   For SBL's contractual promise to accept these risks, a Mortality and Expense Risk Charge will be assessed daily against each Series of Variflex based on the value of its net assets, at an annual rate of 1.2 percent. This fee is assessed during the Accumulation Period and the Annuity Period against life-contingent and non-life-contingent options, even though certain of the covered risks are not present in the latter case. SBL may ultimately realize a profit from this fee to the extent it is not needed to cover mortality and administrative expenses, but SBL may realize a loss to the extent the fee is not sufficient. SBL may use any profit derived from this fee for any lawful purpose, including distribution expenses.

     (D) CHARGES FOR TAXES

   SBL may charge Variflex or the Series for the federal, state, or local taxes incurred by SBL that are attributable to Variflex or the Series, or to the operations of SBL with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See "Charge for SBL Taxes," page 28.

SEQUENTIAL DEDUCTION OF FEES

   When the Administrative Fee is deducted from a Contract or Participant Account, it is deducted from the Contract Value in the Variflex Series in the following order: Money Market Series, High Grade Income Series, High Yield Series, Global Aggressive Bond Series, Growth-Income Series, Equity Income Series, Managed Asset Allocation Series, Specialized Asset Allocation Series, Growth Series, Value Series, Worldwide Equity Series, Social Awareness Series, Emerging Growth Series, and Small Cap Series, and then from the General Account. The value in each Variflex Series will be depleted before the next Series is charged. This sequence is designed to charge first those account assets which are more liquid or tend to experience less capital fluctuation.


VARIATIONS IN CHARGES

   SBL may reduce or waive the amount of the contingent deferred sales charge and administrative charge for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment, the amounts of projected Purchase Payments, or that the Contract is sold in connection with a group or sponsored arrangement. SBL may also reduce or waive the contingent deferred sales charge and administrative charge on Contracts sold to directors, officers and bona fide full-time employees of SBL and its affiliated companies; the spouses, grandparents, parents, children, grandchildren and siblings of such directors, officers and employees and their spouses; and salespersons (and their spouses and minor children) who are licensed with SBL to sell variable annuities.

   SBL will only reduce or waive such charges where expenses associated with the sale of the Contract or the costs associated with administering and maintaining the Contract are reduced. Additional information about reductions in charges is contained in the Statement of Additional Information.


GUARANTEE OF CERTAIN CHARGES

   SBL guarantees that the charge for mortality and expense risks will not exceed an annual rate of 1.2 percent of each Series' average daily net assets and the Administrative Fee will not exceed $30. SBL may increase expenses under Group Allocated Contracts under certain circumstances for individuals who become Participants after the effective date of the increase. See "Variflex Contracts," page 15.

SBL FUND EXPENSES

   Each Series of Variflex purchases shares at the net asset value of the corresponding series of SBL Fund. Each series' net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the series. These fees and expenses are not deducted from the Variflex Series, but are paid from the assets of the corresponding series of the Fund. As a result, the Owner or Participant indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in the SBL Fund prospectus, are not specified or fixed under the terms of the Contract.

                        DISTRIBUTIONS UNDER THE CONTRACT

ACCUMULATION PERIOD

FULL AND PARTIAL WITHDRAWALS

   Contract Value may be withdrawn, in full or partially, during the Accumulation Period, subject to the limitations discussed herein. For Contracts issued prior to November 1, 1998, if any partial withdrawal exceeds 90 percent of the then current Contract Value of a Participant Account or an individual Contract, the then current full value may be paid and the account closed or the Contract canceled, respectively. A request for a partial withdrawal under a Contract should specify the allocation of that withdrawal, as applicable, from the General Account and each Series of Variflex. In the absence of specification, SBL will, without further instruction, take the amounts needed to satisfy the withdrawal from the Series in the manner set forth in "Sequential Deduction of Fees," above.

   The proceeds received upon a full withdrawal will be equal to the Contract Value as of the end of the Valuation Period during which a proper withdrawal request is received by SBL at its home office, less any pro rata Administrative Fee, any applicable contingent deferred sales charge, and any outstanding
Contract Debt. SBL requires the signature of all Owners on any request for withdrawal and a guarantee of all such signatures for withdrawals in excess of $_______. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. To the extent possible, upon a partial withdrawal, any charges will be deducted from the value remaining in the Contract after the Contractowner has received the amount requested.

   Upon receipt of a request for a partial or full withdrawal of Contract Value signed by the Contractowner or Participant, the applicable Accumulation Unit value will be that determined as of the end of the Valuation Period that a proper written request is received in SBL's home office.

   A full or partial withdrawal may subject a Contractowner or Participant to adverse tax consequences, including the 10 percent penalty tax that may be imposed on withdrawals made prior to the Contractowner or Participant attaining age 59 1/2. For a discussion of the tax consequences of withdrawals, see "Constraints on Distributions from Certain Section 403(b) Annuity Contracts," page 25 and "Federal Tax Matters," page 27.


   Payment of any withdrawal will be made in cash as soon as practicable, but in no event later than seven days after a request is received in SBL's home office, subject to postponement (i) for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings or when trading on such exchange is restricted, (ii) for any period during which an emergency exists as a result of which disposal by Variflex of securities owned by it is not reasonably practicable or it is not reasonably practicable for Variflex fairly to determine the value of its net assets, or (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of Contractowners and Participants. The Securities and Exchange Commission shall, by rules and regulations, determine the conditions under which trading shall be deemed to be restricted, and an emergency shall be deemed to exist.


   Except as specified with respect to partial withdrawals exceeding 90 percent, no partial withdrawal will directly affect future requirements to make Purchase Payments or the Annuity Commencement Date of the Contract or Participant Account. Contracts have other provisions which encourage the Contractowner or Participant to continue the Contract in times of emergency, including the right to discontinue Purchase Payments for such periods as may be permitted by the Plan and to resume payments at a later date without penalty.

SYSTEMATIC WITHDRAWALS

   SBL currently offers a feature under which systematic withdrawals may be elected, generally after the first Contract Year. Under this feature, a Contractowner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Commencement Date by sending a properly completed Systematic Withdrawal Request form to SBL at its home office. This option may be elected after the first Contract Year, or if Contract Value is $40,000 or more on the date the Systematic Withdrawal Request is received, during the first Contract Year. A Contractowner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Series and/or General Account, as a fixed period, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. A Contractowner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually or annually. Systematic withdrawals may be stopped or modified upon proper written request by the Contractowner received by SBL at its home office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

   Each systematic withdrawal must be at least $25. Upon payment, Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Any systematic withdrawal that equals or exceeds the Withdrawal Value will be treated as a full withdrawal. In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal zero.

   Each systematic withdrawal will be effected as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be deducted from the Contractowner's Contract Value in the Series and the General Account, as directed by the Contractowner. If a Contractowner does not specify the allocation, the systematic withdrawal will be deducted from the Contract Value in the Series and the General Account in the following order: Money Market Series, High Grade Income Series, High Yield Series, Global Aggressive Bond
Series, Growth-Income Series, Equity Income Series, Managed Asset Allocation Series, Specialized Asset Allocation Series, Growth Series, Value Series, Worldwide Equity Series, Social Awareness Series, Emerging Growth Series, and Small Cap Series and then from the General Account. The value of each Series will be depleted before the next is charged.

   Systematic withdrawals generally are subject to any applicable withdrawal charges. Systematic withdrawals may be made without a withdrawal charge, provided that the Free Withdrawal Right has not been exercised during the Contract Year and to the extent systematic withdrawals do not exceed an amount determined as follows: 10 percent of Contract Value on the Valuation Date the first systematic withdrawal request is received during the Contract Year ("free systematic withdrawals"). Systematic withdrawals that exceed the foregoing amount are subject to any applicable withdrawal charge.

   SBL may, at any time, discontinue, modify or suspend systematic withdrawals. The tax consequences of a systematic withdrawal, including the 10 percent penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2, should be carefully considered. See "Federal Tax Matters," page 27.

FREE-LOOK RIGHT

   A Contractowner or Participant may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when the Contractowner or Participant receives the Contract. The returned Contract will then be deemed void and SBL will refund any Purchase Payments allocated to the General Account plus the Contract Value in the Variflex Series plus any charges deducted from the Series and premium taxes, if any. SBL will refund Purchase Payments allocated to the Series rather than Contract Value in those states and under those circumstances which require it to do so.

DEATH BENEFIT DURING ACCUMULATION PERIOD

   If the Owner (or for Contracts issued prior to November 1, 1998, the Annuitant) under a Variflex Contract dies during the Accumulation Period, SBL will pay the death benefit proceeds to the Beneficiary upon receipt of due proof of the Owner's (or if applicable, the Annuitant's) death and instructions regarding payment. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt and any uncollected premium taxes. If the Owner (or if applicable, the Annuitant) dies during the Accumulation Period and the age of the Owner (or Annuitant) was 75 or younger on the Contract Date, the amount of the death benefit will be the greatest of: (1) the sum of all Purchase Payments made reduced by any partial withdrawals; (2) the Contract Value on the date due proof of death and instructions regarding payment are received by SBL at its home office; or (3) the stepped-up death benefit. The stepped-up death benefit is: (a) the largest death benefit on any Contract anniversary that is both an exact multiple of six and occurs prior to the Owner (or Annuitant) reaching age 76, plus (b) any Purchase Payments received since the applicable Contract anniversary, less (c) any reductions caused by partial withdrawals since the applicable Contract anniversary. For Contracts in effect for six Contract Years or more as of May 1, 1991, the Contract Value on the Contract anniversary immediately preceding May 1, 1991, will be used as the sixth Contract anniversary in determining the stepped-up death benefit.

   If the Owner (or if applicable, the Annuitant) dies during the Accumulation Period and the age of the Owner (or Annuitant) was 76 or greater on the Contract Date, the amount of the death benefit will be the greater of: (1) the sum of all Purchase Payments made reduced by any partial withdrawals; or (2) the Contract Value on the date due proof of death and instructions regarding payment are received by SBL at its home office.

   The death benefit for Contracts issued in Florida prior to November 1, 1998, is as follows. If the Annuitant was 75 or younger on the date of death, the death benefit is the greatest of (1) or (2) above or (3) the largest Contract
Value on any Contract anniversary that is an exact multiple of six, less any partial withdrawals since that anniversary. If the Annuitant was 76 or older on the date of death, the death benefit is the Contract Value on the date due proof of death and instructions regarding payment are received, less any applicable withdrawal charges. SBL currently waives any withdrawal charges applicable to the death benefit. Beginning November 1, 1998, the maximum issue age for Contracts issued in Florida is age 75.

   In lieu of payment in one lump sum, an individual Contractowner or a Participant may elect that the death benefit be applied under any one of the optional annuity forms described under "Optional Annuity Forms," page 26. If the Contractowner or Participant did not make such an election, the Beneficiary may do so. The person selecting the optional annuity settlement also may designate contingent Beneficiaries to receive any further amounts due, should the first Beneficiary die before completion of the specified payments. The manner in which annuity payments to the Beneficiary are determined and in which they may vary from month to month are described under "Annuity Period," page 25.

   Notwithstanding the foregoing, the death benefit under a Group Unallocated Contract will be an amount not greater than that under the provisions of the Plan to be paid in the case of the death of the Participant. The death benefit for a Participant under such a Contract cannot exceed the present value of the current accrued portion of the pension benefit payable at the normal retirement date under the Plan for the Participant. If the Plan is being funded by more than one method and/or contract, the maximum death benefit payable under a Variflex Contract will be reduced. In this case of multiple funding, the maximum death benefit will be reduced by multiplying it by the following ratio of "a" divided by "b" where:

   a.  is the total value under the Variflex Contract.

   b. is the total of the contract values and/or funds accumulated under all funding methods and/or contracts.

The Contractowner must provide the information to calculate the death benefit before it will be paid and the death benefit amount will be paid as a partial surrender under the Group Unallocated Contract. The partial surrender will be paid without imposition of a contingent deferred sales charge and will not be considered a free withdrawal.

   For Non-Qualified Contracts, the death benefit described herein will be paid in the event of the death of the CONTRACTOWNER to meet the requirements of
Section 72(s) of the Internal Revenue Code. The amount of the death benefit in the event of the Contractowner's death will be based on the age of the Contractowner on the Contract Date. For Non-Qualified Contracts, if the surviving spouse of the deceased Contractowner is the sole Beneficiary, such spouse may elect to continue the Contract in force until the earliest of the surviving spouse's death or the Annuity Commencement Date or receive the death benefit proceeds. For any Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of the Contractowner's interest in the Contract within five years of the death of the Owner. If the Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Contractowner's death over a period not extending beyond the Beneficiary's life or life expectancy. The Beneficiary of the death benefit payable upon the death of the Contractowner prior to maturity is the same Beneficiary as that designated for the Annuitant's death benefit, unless another Beneficiary is designated.

DEATH OF THE ANNUITANT

   For Contracts issued on and after November 1, 1998, if the Annuitant dies prior to the Annuity Commencement Date, and the Owner or Participant is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner or Participant may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, SBL will designate the Owner or Participant as Annuitant. On the death of the Annuitant after the Annuity Commencement Date, any guaranteed payments remaining unpaid will continue to be paid to the Beneficiary pursuant to the Annuity Option in force at the date of death.

LOANS AVAILABLE FROM CERTAIN QUALIFIED CONTRACTS

   The Contractowner of the Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, the Owner or Participant may borrow money from SBL using his or her Contract Value as the only security for the loan by submitting a written request to SBL. A loan may be taken while the Owner or Participant is living and prior to the Annuity Commencement Date.

   The minimum loan that may be taken is $1,000 ($500 for Contracts issued in New Jersey). The maximum loan that can be taken is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50 percent of the Contract Value or $10,000, whichever is greater. However, an amount may not be borrowed which exceeds the annuity's total value minus the amount needed as security for the loan as described below. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, because SBL has no information concerning outstanding loans with other providers, SBL will use only information available under its annuity contracts issued by us. In addition, reference should be made to the terms of the particular Qualified Plan for any additional loan restrictions.

   When an eligible Contractowner or Participant takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Variflex Series and/or the General Account into an account called the "Loan Account." In addition, 10 percent of the loaned amount will be held in the General Account as security for the loan. Amounts allocated to the Loan Account earn 3 percent (3.5 percent for Contracts issued prior to November 1, 1998), the minimum rate of interest guaranteed under the General Account. Amounts acting as security for the loan in the General Account will earn the current rate of interest.

   Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be 5 percent (5.50 percent for Contracts issued prior to November 1, 1998). Because the Contract Value maintained in the Loan Account will always be equal in amount to the outstanding loan balance, the net cost of a loan is 2 percent.

   Loans must be repaid within five years, unless SBL determines that the loan is to be used to acquire a principal residence of the Owner or Participant, in which case the loan must be repaid within 30 years. Loan payments must be made at least quarterly and may be prepaid at any time. Upon receipt of a loan payment, SBL will transfer Contract Value from the Loan Account to the General Account and/or the Series according to the Contractowner's or Participant's current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding. The amount held as security for the loan also will be reduced by each loan payment so that the security is again equal to 10 percent of the outstanding loan balance immediately after the loan payment is made. However, amounts which are no longer needed as security for the loan will not automatically be allocated back among the General Account and/or Series in accordance with the Contractowner's or Participant's Purchase Payment instructions.

   If any required loan payment is not made, within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default, and the entire loan balance, with any accrued interest, will be reported as income to the Internal Revenue Series ("IRS"). Once a loan has gone into default, regularly scheduled payments will not be accepted, and no new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default and if such interest is not paid by December 31st of each year, it will be added to the outstanding balance of the loan and will be reported to the IRS. Contract Value equal to the amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance will be deducted from Contract Value upon the Contractowner's or Participant's attained age 59 1/2. The Contract will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the amount for which the Contract may be surrendered, plus any withdrawal charge. The proceeds from the Contract will be used to repay the debt and any applicable withdrawal charge. Because of the adverse tax consequences associated with defaulting on a loan, a Contractowner or Participant should carefully consider his or her ability to repay the loan and should consult with a tax advisor before requesting a loan.

   While the amount to secure the loan is held in the General Account and the amount of the outstanding loan balance is held in the Loan Account, the Owner or Participant forgoes the investment experience of the Series and the current rate of interest on the Loan Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal or upon payment of the death benefit.

   A Contractowner or Participant should consult with his or her tax adviser on the effect of a loan.


   The foregoing discussion of Contract loans is general and does not address the tax consequences resulting from all situations in which a person may receive a Contract loan. For plans that are subject to the Employee Retirement Income Security Act ("ERISA"), loans may not be available or may be subject to certain restrictions. A competent tax adviser should be consulted before obtaining a Contract loan.


CONSTRAINTS ON DISTRIBUTIONS FROM CERTAIN SECTION 403(B) ANNUITY CONTRACTS

   The Internal Revenue Code imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b).
Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. Section 403(b)(11) requires that distributions from Section 403(b) annuities that are attributable to employee contributions under a salary reduction agreement not begin before the employee (i) reaches age 59 1/2, (ii) separates from service, (iii) dies, (iv) becomes disabled or (v) incurs a hardship. SBL reserves the right to require satisfactory written proof of the events in items (i) through (v) prior to any distribution from the Contract. Furthermore, distributions of income attributable to such contributions may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as for paying medical expenses, the purchase of a principal residence, or paying certain tuition expenses. The Owner or Participant of a Variflex Contract purchased as a Section 403(b) annuity contract will not, therefore, be entitled to exercise the right of withdrawal, including systematic withdrawals, as described in this Prospectus, in order to receive amounts attributable to elective contributions credited to such Owner or Participant after December 31, 1988 under the Contract unless one of the foregoing conditions has been satisfied. An Owner or Participant's value in a Contract may be able to be transferred to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.


ANNUITY PERIOD

ANNUITY PROVISIONS

   Life-contingent Variable Annuity payments are determined on the basis of (a) the mortality table (1983 Table a) specified in the contract (except for single payment immediate contracts which contain no tables, but for which annuity rates are available upon request) which generally reflects the age and sex of the Variable Annuitant and the type of annuity payment option selected, and (b) the investment performance of Variflex.

   Pursuant to the U.S. Supreme Court decision in Arizona GOVERNING COMMITTEE FOR TAX DEFERRAL ANNUITY AND DEFERRED COMPENSATION PLANS V. NORRIS, which held that an employer subject to Title VI of the Civil Rights Act of 1964 may not offer its employees the option of receiving retirement benefits calculated on the basis of sex, Variflex Contracts for Participants in such Plans will offer retirement benefits calculated only on a unisex basis. To the extent that future legislation expands requirements for unisex rates, Variflex Contracts will conform to such requirements.

ELECTION OF ANNUITY COMMENCEMENT DATE AND FORM OF ANNUITY


     (A) NON-QUALIFIED CONTRACTS

   The date on which annuity payments are to begin and the form of option are elected by the Owner prior to the Annuity Commencement Date. A Contract may not be purchased after age 90 and annuity payments must begin no later than age 95, except that for Contracts purchased prior to November 1, 1998, payments must begin no later than age 90 and for Contracts purchased on or before June 1, 1986, payments must begin no later than age 85. If no Annuity Option and Annuity Commencement Date are selected, SBL reserves the right to automatically begin payments at age 65 (or if age at purchase was over 55, then 10 years after issue) under Option 2 below, with 120 monthly payments certain. The Annuity Commencement Date of individual and Group Allocated Contracts may not be prior to the third Contract Anniversary, except for Single Payment Immediate Annuity Contracts.

   (B) QUALIFIED CONTRACTS

   For Qualified Contracts, the Annuity Commencement Date may not be prior to the third Contract Anniversary, except for Single Payment Immediate Annuity Contracts.


   Contracts purchased in accordance with Plans qualifying under Section 401 or 403(a) of the Internal Revenue Code provide for annuity payments to begin on the date and under the annuity options provided for in the Plan. Contracts qualifying under Section 408 of the Code provide that annuity payments may not commence without penalty until after the Participant attains age 59 1/2, but no later than age 70 1/2, and that the optional annuity form selected must conform to the distribution requirements of Section 408.


   For contracts qualifying under Section 403(b) of the Code, the date on which annuity payments are to begin and the form of option are elected in the application. The option may be any one of Options 1 through 5 or Options 8 through 10 as shown below (provided that distributions under the option comply with the minimum distribution rules of the Code), and the Annuity Commencement Date must be no later than that allowed by law. Distributions from 403(b) contracts must generally begin by the April 1 following the year in which the Annuitant reaches age 70 1/2.


   For Contracts qualifying under Section 403(c) or 457 of the Code, the date on which annuity payments are to begin and the form of option are provided for in the Plan agreement. Changes in such election of option may be made at any time up to 30 days prior to the date on which annuity payments are to begin. Payments under a Contract qualifying under Section 457 of the Code must comply with minimum distribution rules generally applicable to qualified retirement plans.

   If no election of an Annuity Commencement Date is made, SBL reserves the right to automatically begin payments at age 65 (or if age at purchase was over 55, then 10 years after issue) under Option 2, with 120 monthly payments certain.

ALLOCATION OF BENEFITS


   For the Annuity Period, if no election is made to the contrary, the Accumulation Units of each Series in Variflex (held on the Annuity Commencement
Date) will be converted to Variable Annuity Units and applied to provide a Variable Annuity based on that Series.

   In lieu of this automatic allocation of annuity benefits, the Contractowner or Participant may elect to transfer his or her Accumulation Units to any other Series in Variflex. After the Annuity Commencement Date, further changes affecting the account allocation may be made only among the Variflex Series as described under "Transfer of Contract Value," page 18. Each Contractowner or Participant may convert Variable Annuity Units of one Series into Variable Annuity Units of another Series as discussed above at any time other than the 30-day interval prior to the Annuity Commencement Date.

   No election may be made for any individual unless such election would produce a periodic payment of at least $50 ($25 for Contracts issued prior to November 1, 1998) to that individual and if a combination benefit is elected, no election may be made unless the guaranteed and variable payments would each be at least $25 for Contracts issued prior to November 1, 1998.

OPTIONAL ANNUITY FORMS

   The following optional annuity forms are available. Although Options 7 through 10 may not be described, or are numbered differently, in some Contracts, SBL makes these Options available to all Owners and Participants. Owners and Participants, however, should carefully review the Annuity Options with their financial or tax advisers, and for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters.


   OPTION 1 -- LIFE INCOME -- Monthly payments will be made during the lifetime of the Annuitant with payments ceasing upon death, regardless of the number of payments received. There is no minimum number of payments guaranteed under this option and it is possible for an Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, or only two if death occurred prior to the due date of the third annuity payment, etc.

   OPTION 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15, OR 20 YEARS -- Monthly payments will be made during the lifetime of the Annuitant with payments made for a stated period of not less than 5, 10, 15, or 20 years, as elected. If, at the death of the Annuitant, payments have been made for less than the stated period, annuity payments will be continued during the remainder of such period to the Beneficiary.

   OPTION 3 -- UNIT REFUND LIFE INCOME -- Monthly payments will be made during the lifetime of the Annuitant. If, at the death of the Annuitant, payments have been made for less than the number of months determined by dividing the amount applied under this Option by the first monthly payment, the remainder of such payments will continue to the Beneficiary. The Option guarantees that the annuity units but not necessarily the dollar value applied under a variable payout will be repaid to the Annuitant or his or her Beneficiary.


   OPTION 4 -- JOINT AND SURVIVOR ANNUITY -- Monthly payments will be made during the lifetime of the Annuitant and another named Annuitant and thereafter during the lifetime of the survivor, ceasing upon the death of the survivor. There is no minimum number of payments guaranteed under this option and it is possible for only one annuity payment to be made if both Annuitants under the Option died prior to the due date of the second annuity payment, or only two payments if both died prior to the due date of the third annuity payment, etc.


   OPTION 5 -- INSTALLMENT PAYMENTS FOR A FIXED PERIOD -- Monthly payments will be made for a specified number of years. The amount of each payment will be determined by multiplying (a) the Accumulation Unit Value for the day the payment is made, times (b) the result of dividing the number of Accumulation Units applied under this Option by the number of remaining monthly payments. If at the death of the Annuitant, payments have been made for less than the specified number of years, the remaining unpaid payments will be paid to the Beneficiary.


   OPTION 6 -- INSTALLMENT PAYMENTS FOR A FIXED AMOUNT -- Equal monthly payments of the amount selected by the Owner will be made until Account Value is exhausted. The final payment will be the amount remaining with SBL.


   OPTION 7 -- DEPOSIT OPTION -- The amount due under the Contract on the Annuity Commencement Date may be left on deposit with SBL for placement in its General Account with interest at the rate of not less than 2 percent per year. Interest will be paid annually, semiannually, quarterly or monthly as elected. This option may not be available under certain Qualified Contracts.

   OPTION 8 -- IRC AGE RECALCULATION -- Monthly payments will be made until the amount applied to this Option, adjusted daily by the investment results, is exhausted. The amount of monthly payments will be based upon the Annuitant's life expectancy, or the joint life expectancies of the Annuitant and his or her Beneficiary, at the Annuitant's attained age (and the Beneficiary's attained or adjusted age, if applicable) each year as computed by reference to actuarial tables prescribed by the Treasury Secretary.


   OPTION 9 -- PERIOD CERTAIN -- Periodic annuity payments will be made for a stated period which may be five, ten, fifteen or twenty years, as elected. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

   OPTION 10 -- JOINT AND CONTINGENT SURVIVOR OPTION -- Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   The contingent deferred sales charge, where applicable, will be deducted from annuity payments under Annuity Options 5 through 9 and other non-life contingent payment options mutually agreed upon with SBL, except that the contingent deferred sales charge is waived if annuity payments extend over a period of at least seven years (five years for Contracts issued prior to November 1, 1998) and are made in substantially equal amounts.


   OTHER ANNUITY FORMS -- Provision may be made for annuity payments in any reasonable arrangement mutually agreed upon.

   If the Beneficiary dies while receiving payments certain under Option 2, 3, 5, 6 or 8 above, the present value may be paid in a lump sum to the estate of the Beneficiary.

VALUE OF VARIABLE ANNUITY PAYMENTS:
ASSUMED INVESTMENT RATES


   The annuity tables in the Contract which are used to calculate the annuity payments are based on an "assumed investment rate" of 3.5 percent. If the actual investment performance of the particular Series selected is such that the net investment return to Variflex is 3.5 percent per annum, payments will remain constant. If the net investment return exceeds 3.5 percent, the payments will increase and if the return is less than 3.5 percent, the payments will decline. Use of a higher investment rate assumption would mean a higher initial payment but a more slowly rising series of subsequent payments in a rising market (or a more rapidly falling series of subsequent payments in a declining market). A lower assumption would have the opposite effect. Generally, one might expect an equity investment to experience more significant market fluctuations than a debt investment, and a longer term debt investment to experience more market fluctuation  than a shorter term debt  investment.  Thus,  while there can be no certainty, more fluctuation might be expected in the value of Growth, Growth-Income, Worldwide Equity, Emerging Growth, Global Aggressive Bond, Equity Income, Specialized Asset Allocation, Managed Asset Allocation, High Yield, Social Awareness, Value and Small Cap Series. The High Grade Income Series should experience a lesser amount of fluctuation, and the Money Market Series should experience the least fluctuation.


   The payment amount will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because the life annuities are expected to be paid for a shorter period.

   At the election of the Contractowner, where state law permits, a Single Payment Immediate Annuity Contract with annuity payments commencing immediately may provide annuity benefits based on an assumed investment rate other than 3.5 percent. The annuity rates for Single Payment Immediate Annuity Contracts are available upon request from the home office.

   The method of computing the Variable Annuity payment is described in more detail in the Statement of Additional Information.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

   Plans for Participants in the Texas Optional Retirement Program contain restrictions required under the Texas Education Code. In accordance with those restrictions, a Participant in such a Plan will not be permitted to make withdrawals prior to such Participant's retirement, death or termination of employment in a Texas public institution of higher education.

                               FEDERAL TAX MATTERS

INTRODUCTION

   The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner or Participant, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon SBL's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. SBL DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX STATUS OF SBL AND THE SEPARATE ACCOUNT

GENERAL

   SBL intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of SBL, SBL will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Series.

CHARGE FOR SBL TAXES


   A charge may be made for any federal taxes incurred by SBL that are attributable to the Separate Account, the Series or to the operations of SBL with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. SBL will review the question of a charge to the Separate Account, the Series or the Contracts for SBL's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of SBL or of income and expenses under the Contracts is ultimately determined to be other than what SBL currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in SBL's tax status.

DIVERSIFICATION STANDARDS

   Each series of SBL Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55 percent of the total assets of a series may be represented by any one investment, no more than 70 percent may be represented by any two investments, no more than 80 percent may be represented by any three investments, and no more than 90 percent may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the series of the Fund, intends to comply with the diversification requirements of Section 817(h).


   In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.


   The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Contractowner or Participant has additional flexibility in allocating purchase payments and Contract Values. These differences could result in a Contractowner or Participant being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, SBL does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. SBL therefore reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contractowner or Participant from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any series' investment objective or investment policies.

INCOME TAXATION OF ANNUITIES IN GENERAL -- NON-QUALIFIED CONTRACTS

   Section 72 of the Code governs the taxation of annuities. In general, a Contractowner or Participant is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons," page 30 and "Diversification Standards," page 28. Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies SBL of that election.


   1. Surrenders or Withdrawals Prior to the Annuity Commencement Date

   Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Commencement Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.


   2. Surrenders or Withdrawals on or after the Annuity Commencement Date

   Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.


   For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

   3. Penalty Tax on Certain Surrenders and Withdrawals

   With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10 percent of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d));
(vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

   If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item
(iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS

   1. Distribution-at-Death Rules

   In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Commencement Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Commencement Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

   Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Beneficiary is the deceased owner's spouse.

   2. Gift of Annuity Contracts

   Generally, gifts of non-tax qualified Contracts prior to the Annuity Commencement Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10 percent penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

   3. Contracts Owned by Non-Natural Persons

   If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the purchase payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

   4. Multiple Contract Rule

   For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Commencement Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10 percent penalty tax) to the extent of the combined income in all such contracts.

   In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Commencement
Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10 percent penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

   5. Possible Tax Changes

   In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities, and President Clinton's fiscal-year 1999 Budget proposal includes a provision that, adopted, would impose new taxes on owners of variable annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

   6. Transfers, Assignments or Exchanges of a Contract

   A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Commencement Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.


QUALIFIED CONTRACTS

   The Contract may be used with Qualified  Plans that meet the  requirements of
Section 401, 403(b), 408 or 457 of the Code. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Participants, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, SBL may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, a Contractowner's Beneficiary designation or elected payment option may not be enforceable.


   The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or in the case of distributions of amounts contributed under salary reduction agreements, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. These requirements may not be incorporated into SBL's Contract administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

   The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

   1. Section 401

   Code Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing and 401(k) plans) for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees and therefore eligible to participate in such plans. Retirement plans established in accordance with
Section 401 may permit the purchase of Contracts to provide benefits thereunder.

   In order for a retirement plan to be "qualified" under Code Section 401, it must: (i) meet certain minimum standards with respect to participation, coverage and vesting; (ii) not discriminate in favor of "highly compensated" employees;
(iii) provide  contributions or benefits that do not exceed certain limitations;
(iv) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan; (v) provide for distributions that comply with certain minimum distribution requirements; (vi) provide for certain spousal survivor benefits; and (vii) comply with numerous other qualification requirements.

   A retirement plan qualified under Code Section 401 may be funded by employer contributions, employee contributions or a combination of both. Plan participants are not subject to tax on employer contributions until such amounts are actually distributed from the plan. Depending upon the terms of the particular plan, employee contributions may be made on a pre-tax or after-tax basis. In addition, plan participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.

   Each employee's interest in a retirement plan qualified under Code Section 401 must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

   If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed within five years of the employee's death. However, the five-year rule will be deemed satisfied, if distributions begin before the close of the calendar year following the year of the employee's death to a designated beneficiary and are made over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2.

   If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

   Annuity  payments  distributed  from a retirement  plan qualified  under Code
Section 401 are taxable under Section 72 of the Code. Section 72 provides that the portion of each payment attributable to contributions that were taxable to the employee in the year made, if any, is excluded from gross income as a return of the employee's investment. The portion so excluded is determined by dividing the employee's investment in the plan by (1) the number of anticipated payments determined under a table set forth in Section 72 of the Code or (2) in the case of a contract calling for installment payments, the number of monthly annuity payments under such contract. The portion of each payment in excess of the exclusion amount is taxable as ordinary income. Once the employee's investment has been recovered, the full annuity payment will be taxable. If the employee should die prior to recovering his or her entire investment, the unrecovered investment will be allowed as a deduction on the employee's final return. If the employee made no contributions that were taxable when made, the full amount of each annuity payment is taxable as ordinary income.

   A "lump-sum" distribution from a retirement plan qualified under Code Section 401 is eligible for favorable tax treatment. A "lump-sum" distribution means the distribution within one taxable year of the balance to the credit of the employee which becomes payable: (i) on account of the employee's death, (ii) after the employee attains age 59 1/2, (iii) on account of the employee's termination of employment (in the case of a common law employee only) or (iv) after the employee has become disabled (in the case of a self-employed person only).

   As a general rule, a lump-sum distribution is fully taxable as ordinary income except for an amount equal to the employee's investment, if any, which is recovered tax-free. However, special five-year averaging may be available, provided the employee has reached age 59 1/2 and has not previously elected to use income averaging. (Special five-year averaging has been repealed for distributions after 1999.) Special ten-year averaging and capital-gains treatment may be available to an employee who reached age 50 before 1986.

   Distributions from a retirement plan qualified under Code Section 401 may be eligible for a tax-free rollover to either another qualified retirement plan or to an individual retirement account or annuity (IRA). See "Rollovers" on page 33.

   2. Section 403(b)

   Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in
Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. The Contract may be purchased in connection with a
Section 403(b) annuity program.

   Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements.
Section 403(b) annuities are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 401 of the Code. See "Section 401" on page 31.

   A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. Numerous limitations apply to the amount of contributions that may be made to a Section 403(b) annuity contract. The applicable limit will depend upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

   Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee.

   A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2, (ii) terminates employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

   Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to either another Section 403(b) annuity contract or to an individual retirement account or annuity (IRA). See "Rollovers" on page 33.

   3. Section 408 and Section 408A

   INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called
"traditional IRAs" to distinguish them from the new "Roth IRAs" which became available in 1998. Roth IRAs are described below.

   IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed $2,000 (except in the case of a rollover contribution). Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits.

   Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances.

   In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code; however, the required beginning date for traditional IRAs is generally the date that the Contractowner reaches age 70 1/2--the Contractowner's retirement date, if any, will not affect his or her required beginning date. See "Section 401" on page 31. Distributions from IRAs are generally taxed under Code
Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

   Distributions from a traditional IRA may be eligible for a tax-free rollover to another traditional IRA. In certain cases, a distribution from a traditional IRA may be eligible to be rolled over to a retirement plan qualified under Code
Section 401(a) or a Section 403(b) annuity contract. See "Rollovers" on page 33.

   The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.


   SIMPLE INDIVIDUAL RETIREMENT ANNUITIES. The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE plans). Depending upon the type of SIMPLE plan, employers may deposit the plan contributions into a single trust or into SIMPLE Individual Retirement Annuities ("SIMPLE IRA") established by each participant.


   Information on eligibility to participate in an employer's SIMPLE Plan will be included in the summary description of the plan furnished to the participants by their employer. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. On a pre-tax basis, participants may elect to contribute (through salary deferrals) up to $6,000 of their compensation to a SIMPLE IRA. In addition, employers are required to make either
(1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to their account each year. Finally, participants may roll over or transfer contributions to their SIMPLE IRA from another SIMPLE IRA.

   In general, SIMPLE IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code; however, the required beginning date for SIMPLE IRAs is generally the date that the Contractowner reaches age 70 1/2--the Contractowner's retirement date will not affect his or her required beginning date. Amounts used to purchase SIMPLE IRAs generally are excludable from the taxable income of the participant. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the participant.

   Distributions from a SIMPLE IRA may be eligible for a tax-free rollover or transfer to another SIMPLE IRA. However, a distribution from a SIMPLE IRA is NEVER eligible to be rolled over to a retirement plan qualified under Code
Section 401(a) or a Section 403(b) annuity contract.

   The Internal Revenue Service has not reviewed the Contract for qualification as a SIMPLE IRA, and has not addressed in a ruling of general applicability whether the death benefit provision such as the provision in the Contract comports with SIMPLE IRA qualification requirements.


   ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which became available in 1998. The Contract may be purchased as a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. Sale of the contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's life time. Generally, however, the amount in a remaining Roth IRA must be distributed by the end of the fifth year after the death of the Contractowner.

   The Internal Revenue Service has not reviewed the Contract for qualification as a Roth IRA and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with Roth IRA qualification requirements.


   4. Section 457

   Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments as well as tax-exempt organizations described in Section 501(c)(3) of the Code to defer a portion of their compensation without paying current taxes if those employees are participants in an eligible deferred compensation plan. A Section 457 plan may permit the purchase of Contracts to provide benefits thereunder.

   Although a participant under a Section 457 plan may be permitted to direct or choose methods of investment in the case of a tax-exempt employer sponsor, all amounts deferred under the plan, and any income thereon, remain solely the property of the employer and subject to the claims of its general creditors, until paid to the participant. The assets of a Section 457 plan maintained by a state or local government employer must be held in trust (or custodial account or an annuity contract) for the exclusive benefit of plan participants, who will be responsible for taxes upon distribution. A Section 457 plan must not permit the distribution of a participant's benefits until the participant attains age 70 1/2, terminates employment or incurs an "unforeseeable emergency."

   Section 457 plans are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See "Section 401" on page 31. Since under a Section 457 plan, contributions are generally excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence or other distributions are made. Distributions from a Section 457 plan are not eligible for tax-free rollovers.

   5. Rollovers

   A "rollover" is the tax-free transfer of a distribution from one Qualified Plan to another. Distributions which are rolled over are not included in the employee's gross income until some future time.

   If any portion of the balance to the credit of an employee in a Section 401 plan or Section 403(b) plan is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an "eligible retirement plan," then the amount so transferred is not includable in income. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution will not qualify as an eligible rollover distribution. A rollover must be completed within 60 days after receipt of the distribution.

   In the case of a Section 401 plan, an "eligible retirement plan" will be another retirement plan qualified under Code Section 401 or an individual retirement account or annuity under Code Section 408. With respect to a Section 403(b) plan, an "eligible retirement plan" will be another Section 403(b) plan or an individual retirement account or annuity described in Code Section 408.

   A Section 401 plan and a Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

   The owner of an IRA may make a tax-free rollover of any portion of the IRA. The rollover must be completed within 60 days of the distribution and generally may only be made to another IRA. However, an individual may receive a distribution from his or her IRA and within 60 days roll it over into a retirement plan qualified under Code Section 401(a) if all of the funds in the IRA are attributable to a rollover from a Section 401(a) plan. Similarly, a distribution from an IRA may be rolled over to a Section 403(b) plan only if all of the funds in the IRA are attributable to a rollover from a Section 403(b) annuity.

   Beginning in 1998 the owner of a traditional IRA may convert the traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. If a traditional IRA is converted to a Roth IRA, the taxable amount in the owner's traditional IRA will be considered taxable income for federal income tax purposes for the year of the conversion. Generally, all amounts in a traditional IRA are taxable except for the owner's prior non-deductible contributions to the traditional IRA.

   6. Tax Penalties

   PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10 percent of the taxable portion of the distribution. The 10 percent penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution;
(vii) that are rolled over or transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

   The exception to the 10 percent penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10 percent penalty tax to pay health insurance premiums in certain cases. In addition, the 10 percent penalty tax is generally not applicable to distributions from a Section 457 plan. Starting January 1, 1998, there are two additional exceptions to the 10 percent penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

   MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50 percent tax on the amount that was not properly distributed.

   EXCESS DISTRIBUTION/ACCUMULATION TAX. The penalty tax of 15 percent which was imposed (in addition to any ordinary income tax) on large plan distributions and the "excess retirement accumulations" of an individual has been repealed effective January 1, 1997.

   7. Withholding

   Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

   Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs and
Section 457 plans) are generally subject to mandatory 20 percent income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible Qualified Plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10 percent rate. The recipient of such a distribution may elect not to have withholding apply.

   The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

                          DISTRIBUTOR OF THE CONTRACTS

   Subject to arrangements with SBL, the Contracts will be sold by independent broker/dealers who are members of the National Association of Securities Dealers, Inc. and who become licensed to sell life insurance and variable annuities for SBL, and by national banks. Variflex Contracts may also be sold by individuals who in addition to being licensed as agents for SBL, are associated persons of Security Distributors, Inc., which is registered as a broker/dealer under the Securities Exchange Act of 1934.


   SBL anticipates it will pay the selling broker-dealer or any national bank that sells Variflex a sales commission or fee of not more than 6 percent of all Purchase Payments. In addition, under certain circumstances, SBL may pay certain broker-dealers persistency bonuses which will take into account, among other things, the length of time and the amount of Purchase Payments held under Variflex Contracts invested in certain Series of Variflex. A persistency bonus is not anticipated to exceed .25 percent, on an annual basis, of the Contract Values considered in connection with the bonus.

                                OTHER INFORMATION

VOTING OF SBL FUND SHARES

   SBL is the legal owner of the shares of SBL Fund held by the Series of the Separate Account. SBL will exercise voting rights attributable to the shares of each series of the Fund held in the Series at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, SBL will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Series of the Separate Account. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result SBL determines that it is permitted to vote the shares of the Fund in its own right, it may elect to do so.

   The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Series as to which voting instructions may be given to SBL is determined by dividing a Contractowner's Contract Value in a Series on a particular date by the net asset value per share of that Series as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, SBL reserves the right to determine in a different fashion the voting rights attributable to the shares of the Fund. Voting instructions may be cast in person or by proxy.

   Voting rights attributable to the Contractowner's Contract Value in a Series for which no timely voting instructions are received will be voted by SBL in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Series. SBL will also exercise the voting rights from assets in each Series that are not otherwise attributable to Contractowners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Series and generally will exercise voting rights attributable to shares of the series of the Fund held in its general account, if any, in the same proportion as votes cast with respect to shares of the series of the Fund held by the Separate Account and other separate accounts of Security Benefit, in the aggregate.

SUBSTITUTED SECURITIES

   SBL reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Series or that the Separate Account or any Series may purchase. If shares of any or all of the series of the Fund should no longer be available for investment, or if, in the judgment of SBL management, further investment in shares of any or all of the series of the Fund should become inappropriate in view of the purposes of the Contract, SBL may substitute shares of another series of the Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. SBL may also purchase, through the Series, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

   In connection with a substitution of any shares attributable to an Owner's interest in a Series or the Separate Account, SBL will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

   SBL also reserves the right to establish additional Series of the Separate Account that would invest in a new series of the Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. New Series may be established in the sole discretion of SBL, and any new Series will be made available to existing Owners on a basis to be determined by SBL. SBL may also eliminate or combine one or more Series if, in its sole discretion, marketing, tax, or investment conditions so warrant.

   Subject to compliance with applicable law, SBL may transfer assets to its General Account. SBL also reserves the right, subject to any required regulatory approvals, to transfer assets of any Series of the Separate Account to another separate account or Series.

   In the event of any such substitution or change, SBL may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by SBL to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required; or it may be combined with other separate accounts of SBL or an affiliate thereof. Subject to compliance with applicable law, SBL also may combine one or more Series and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

REPORTS TO OWNERS

   A statement will be sent annually to each Contractowner or Participant setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the General Account and the Series and any other information required by law. Confirmations will also be sent out upon purchase payments, transfers, loans, loan repayments, and full and partial withdrawals. Certain transactions may be confirmed on a quarterly basis. These transactions include purchases made automatically from the Owner's bank account or pursuant to a salary reduction agreement, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

   Each Contractowner will also receive an annual and semiannual report containing financial statements for the Fund, which will include a list of the portfolio securities of the Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.


PERFORMANCE INFORMATION

   Performance information for the Series of Variflex may appear in advertisements, sales literature or reports to Contractowners or prospective purchasers. All Series except the Money Market Series may advertise "average annual total return" and "total return." The Money Market Series may advertise "yield" and "effective yield." Each of these figures is based upon historical results and is not necessarily representative of the future performance of the Series.

   Average annual total return and total return calculations measure both the net income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the investments underlying the Series for the designated period. Average annual total return will be quoted for periods of 1, 5 and 10 years (up to the life of the Series) ending with a recent calendar quarter. Average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of an investment in a Series over the designated period. Total return figures are not annualized and represent the actual percentage change over the designated period. Yield is a measure of the net dividend and interest income earned over a specific seven-day period for the Money Market Series expressed as a percentage of the offering price of the Series' units. Yield is an annualized figure, which means that it is assumed that the Series generates the same level of net income over a one year period. The effective yield for the Money Market Series is calculated similarly but includes the effect of assumed compounding calculated under rules prescribed by the Securities and Exchange Commission. The Money Market Series' effective yield will be slightly higher than its yield due to this compounding effect.

   The  Series'  units  are  sold  at  Accumulation   Unit  value.  The  Series'
performance figures and Accumulation Unit values will fluctuate. Units of the Series are redeemable by an investor at Accumulation Unit value, which may be more or less than original cost. The performance figures include the deduction of all expenses and fees, including a prorated portion of the Administrative Fee, except total return figures which do not reflect deduction of the Administrative Fee. Redemptions within the first eight years after purchase may be subject to a contingent deferred sales charge that ranges from 8 percent the first year to 0 percent after eight years. Yield, effective yield and total return figures do not include the effect of any contingent deferred sales charge that may be imposed upon the redemption of units, and thus may be higher than if such charges were deducted. Average annual total return figures include the effect of the applicable sales charge that may be imposed at the end of the designated period.

   Although the Contracts were not available for purchase until June 8, 1984, the underlying investment vehicle of Variflex, the SBL Fund, has been in existence since May 26, 1977. Performance information for Variflex may also include quotations of total return for periods beginning prior to the availability of Variflex contracts that incorporate the performance of the SBL Fund.

   From time to time, performance information for a Series may be compared to the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average or other unmanaged indices; other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Morningstar and the Variable Annuity Research and Data Service ("VARDS(R)"), widely used independent research firms that rank variable annuities and in the case of Lipper and Morningstar, other investment companies by overall performance, and investment objectives, or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and the Consumer Price Index (measure for inflation). Additional information concerning the Series' performance appears in the Statement of Additional Information.


                               THE GENERAL ACCOUNT

   In addition to the fourteen Series of Variflex, the Contracts provide a General Account option for Qualified and Non-Qualified Contracts during the Accumulation Period and a Guaranteed Annuity Option for Qualified and Non-Qualified Contracts during the Annuity Period. Allocations and transfers to the General Account become part of SBL's General Account, which supports its insurance and annuity obligations.


   Interests in the General Account are not registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the General Account nor any interests therein are generally subject to the 1933 and 1940 Acts and SBL has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus which relates to the General Account or Guaranteed Annuity. Disclosures regarding the General Account and Guaranteed Annuities, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   Amounts allocated to the General Account for a Guaranteed Annuity are guaranteed with a fixed rate of interest declared in advance. Excess interest for a period is declared at the discretion of SBL. Pursuant to Qualified and Non-Qualified Contracts, amounts may be allocated to the General Account in addition to, or in lieu of, allocation to Series of Variflex, subject to the same $25 minimum allocation as applicable in the case of Variflex. Amounts allocated to the General Account or for a Guaranteed Annuity are also subject to the annual Administrative Fee. (See "Administrative Fees," page 20).


   Annuity options available for Variable Annuities (see "Optional Annuity Forms," page 26) are also available for Guaranteed Annuities as well as for combined Variable and Guaranteed Annuities.

   Any amounts allocated to the General Account during the Accumulation Period will automatically be allocated to provide a Guaranteed Annuity unless an alternative allocation to one or more Series of Variflex is made at least 30 days prior to the Annuity Commencement Date. The right to transfer among Series during the Annuity Period (see "Allocation of Benefits," page 26) does not include the right to convert Variable Annuity Units of any Series into Guaranteed Annuity Units, nor Guaranteed Annuity Units into any Variable Annuity Unit.


   During the Accumulation Period, a Contractowner or Participant in a Qualified or Non-Qualified Contract may elect, during any Contract Year, to transfer amounts from the General Account to the various Series of Variflex. The amount which may be transferred during any Contract Year is the greatest of (1) $5,000,
(2) 1/3 of the Contract Value in the General Account at the time of the first transfer in the Contract Year, or (3) 120 percent of the dollar amount transferred from the General Account in the prior Contract Year. SBL reserves the right for a period of time to allow transfers from the General Account in amounts that exceed the limits set forth above ("Waiver Period"). In any Contract Year following such a Waiver Period, the total dollar amount that may be transferred from the General Account is the greatest of: (1) above; (2) above; or (3) 120 percent of the lesser of: (i) the dollar amount transferred from the General Account in the prior Contract Year; or (ii) the maximum dollar amount that would have been allowed in the prior Contract Year under the transfer provisions above absent the Waiver Period.


   The frequency of transfers from the General Account is not currently limited; however, SBL reserves the right to limit them to no more frequently than 14 per Contract Year. All of the Contract Value of the General Account may be transferred at the final conversion prior to the Annuity Commencement Date.

FINANCIAL STATEMENTS

   Consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, and the financial statements of the Separate Account at December 31, 1997 and for each of the two years in the period ended December 31, 1997 are contained in the Statement of Additional Information.


                       STATEMENT OF ADDITIONAL INFORMATION

   A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is a Table of Contents for that Statement:


                                TABLE OF CONTENTS

                                                                            Page

THE CONTRACT..............................................................    1
  Valuation of Accumulation Units.........................................    1
  Computation of Variable Annuity Payments................................    1
  Illustration............................................................    2
  Variations in Charges...................................................    2
  Termination of Contract.................................................    3
  Group Contracts.........................................................    3
PERFORMANCE INFORMATION...................................................    3
LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX QUALIFIED RETIREMENT PLANS.....    6
  Section 401.............................................................    6
  Section 403(b)..........................................................    6
  Section 408.............................................................    6
  Section 457.............................................................    7
ASSIGNMENT................................................................    7
DISTRIBUTION OF THE CONTRACTS.............................................    7
SAFEKEEPING OF VARIFLEX ACCOUNT ASSETS....................................    7
STATE REGULATION..........................................................    7
LEGAL MATTERS.............................................................    8
EXPERTS...................................................................    8
OTHER INFORMATION.........................................................    8
FINANCIAL STATEMENTS......................................................    9

SECURITY BENEFIT LIFE INSURANCE COMPANY
A Member of The Security Benefit Group of Companies
700 SW Harrison, Topeka, Kansas 66636-0001




                                    VARIFLEX
                           VARIABLE ANNUITY CONTRACTS





STATEMENT OF ADDITIONAL INFORMATION
NOVEMBER 1, 1998
RELATING TO THE PROSPECTUS DATED NOVEMBER 1, 1998,
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
(785) 431-3112
(800) 888-2461

SECURITY BENEFIT LIFE INSURANCE COMPANY
A Member of The Security Benefit Group of Companies
700 SW Harrison, Topeka, Kansas 66636-0001



                                    VARIFLEX
                           VARIABLE ANNUITY CONTRACTS

                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                                November 1, 1998


   This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Variflex Variable Annuity Contracts (the "Contract") offered by Security Benefit Life Insurance Company. You may obtain a copy of the Prospectus dated November 1, 1998, by calling (785) 431-3112, or writing to Security Benefit Life Insurance Company, 700 SW Harrison, Topeka, Kansas 66636-0001. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

                                TABLE OF CONTENTS

                                                                            Page

The Contract..............................................................    1
  Valuation of Accumulation Units.........................................    1
  Computation of Variable Annuity Payments................................    1
  Illustration............................................................    2
  Variations in Charges...................................................    2
  Termination of Contract.................................................    2
  Group Contracts.........................................................    3
Performance Information...................................................    3
Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans.....    6
  Section 401.............................................................    6
  Section 403(b)..........................................................    6
  Section 408.............................................................    6
  Section 457.............................................................    7
Assignment................................................................    7
Distribution of the Contracts.............................................    7
Safekeeping of Variflex Account Assets....................................    7
State Regulation..........................................................    7
Legal Matters.............................................................    7
Experts...................................................................    8
Other Information.........................................................    8
Financial Statements......................................................    8

THE CONTRACT

   The following provides additional information about the Contracts which supplements the description in the Prospectus and which may be of interest to some Contractowners.

VALUATION OF ACCUMULATION UNITS

   The objective of a Variable Annuity is to provide level payments during periods when the market is relatively stable and to reflect as increased payments only the excess investment results following from inflation or an increase in productivity.

   The Accumulation Unit value for a Series on any day is equal to (a) divided by (b), where (a) is the net asset value of the underlying Fund shares of the Series less the Actuarial Risk Fee and any deduction for provision for federal income taxes and (b) is the number of Accumulation Units of that Series at the beginning of that day.

   The value of a contract on any Valuation Date during the Accumulation Period can be determined by subtracting (b) from (a), where (a) is determined by multiplying the total number of Accumulation Units of each Series within Variflex credited to the Contract by the applicable Accumulation Unit value of each such Series, and (b) is any pro rata Annual Administrative Fee. During the Accumulation Period, all cash dividends and other cash distributions made to each Variflex Series will be reinvested in additional shares of the appropriate Series of SBL Fund.

COMPUTATION OF VARIABLE ANNUITY PAYMENTS

   (a) DETERMINATION OF AMOUNT OF FIRST ANNUITY PAYMENT


   For Annuities under options 1, 2, 3, and 4, the Contracts specify tables indicating the dollar amount of the first monthly payment under each optional form of Annuity for each $1,000 applied. The total first monthly annuity payment is determined by multiplying the value of the Contract or Participant's Individual Account (expressed in thousands of dollars) by the amount of the first monthly payment per $1,000 of value, in accordance with the tables specified in the Contract. The value of the Contract or Participant's Individual Account for the purpose of establishing the first periodic payment under options 1, 2, 3, 4 or similar life contingent payment options mutually agreed upon is equal to the number of Accumulation Units applied to the option times the Accumulation Unit value as of the close of the Annuity Commencement Date (or for Contracts issued prior to November 1, 1998, as of the end of the second day preceding the Annuity Commencement Date). For Annuities under these options, any pro rata Administrative Fee is assessed prior to the first annuity payment under such option. For Annuities under options 5, 6, 7, 8 or other mutually agreed upon non-life contingent payment option, the value of the Contract or Participant's Individual Account for the purpose of the first and subsequent periodic payments is based on the Accumulation Unit value at the end of the day the annuity payment is made.

   (b) AMOUNT OF THE SECOND AND SUBSEQUENT ANNUITY PAYMENTS

   For Variable Annuities under options 1, 2, 3 and 4, the amount of the first monthly annuity payment determined as described above is divided by the applicable value of an Annuity Unit (see "(c)" below) as of the close of the Annuity Commencement Date to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, unless Annuity Units are transferred among Series. The dollar amount of the annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit value for the day the payment is due.

   (c) ANNUITY UNIT

   The value of an Annuity Unit originally was set at $1.00. The value of an Annuity Unit for any subsequent day is determined by multiplying the value for the immediately preceding day by the product of (a) the Net Investment Factor for the day for which the value is being calculated and (b) .9999057540, the interest neutralization factor (the factor required to neutralize the assumed investment rate of 3 1/2% built into the annuity rates specified in the Contract). The Net Investment Factor of any Series is determined by subtracting 0.00003307502, the Actuarial Risk Fee, from the ratio of (a) to (b) where (a) is the value of a share of the underlying series of SBL Fund at the end of the day plus the value of any dividends or other distributions attributable to such share during a day and minus any applicable income tax liabilities as determined by SBL, and (b) is the value of a share of the underlying series of SBL Fund at the end of the previous day.

ILLUSTRATION

   The Annuity Unit and the Annuity payment may be illustrated by the following hypothetical example: Assume an annuitant at the Annuity Commencement Date has credited to his or her Contract 4,000 Accumulation Units and that the value of an Accumulation Unit was $5.13, producing a total value for the Contract of $20,520. Any premium taxes due would reduce the total value of the Contract that could be applied towards the Annuity; however, in this illustration it is assumed no premium taxes are applicable. Assume also the Annuitant elects an option for which the annuity table specified in the Contract indicates the first monthly payment is $6.40 per $1,000 of value applied; the resulting first monthly payment would be 20.520 multiplied by $6.40 or $131.33.


   Assume the Annuity Unit value for the day on which the first payment was due was $1.0589108749. When this is divided into the first monthly payment the number of Annuity Units represented by that payment is 124.0236578101. The value of the same number of Annuity Units will be paid in each subsequent month


   Assume further the value of a Series share was $5.15 at the end of the day preceding the date of the second annuity payment, that it was $5.17 at the end of the due date of the second Annuity payment and that there was no cash income during such second day. The Net Investment Factor for that second day was
1.0038504201  ($5.17  divided by $5.15  minus  .00003307502).  Multiplying  this factor by 0.9999057540 to neutralize the assumed investment rate (the 3 1/2% per annum built into the number of Annuity Units as determined above) produces a result of 1.0037558112. The Annuity Unit value for the valuation period is therefore 1.0639727137 which is 1.0037558112 x $1.0599915854 (the value at the beginning of the day).


   The current monthly payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value or 124.0236578101 times $1.0639727137 which produces a current monthly payment of $131.96.

VARIATIONS IN CHARGES

   The contingent deferred sales charges or other charges or deductions may be reduced or waived for sales of Variflex Contracts where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment, the amounts of projected Purchase Payments, or that the Contract is sold in connection with a group or sponsored arrangement. SBL will only reduce or waive such charges where expenses associated with the sale of the Contract or the costs associated with administering and maintaining the Contract are reduced.

   Directors, officers and bona fide full-time employees of Security Management Company, LLC, SBL, Security Benefit Group, Inc., SBL Fund, or Security Distributors, Inc.; the spouses, grandparents, parents, children, grandchildren and siblings of such directors, officers and employees and their spouses; any trust, pension, profit-sharing or other benefit plan established by any of the foregoing corporations for persons described above; and salespersons (and their spouses and minor children) who are licensed with SBL to sell variable annuities are permitted to purchase contracts with substantial reduction of the contingent deferred sales charges or other administrative charges or deductions. Contracts so purchased are for investment purposes only and may not be resold except to SBL. No sales commission will be paid on such contracts.

TERMINATION OF CONTRACT


   SBL reserves the right to terminate any Group Unallocated Contract under the following circumstances: (1) the contract value is less than $10,000 after the end of the first contract year, or $20,000 after the end of the third contract year; (2) the Plan pursuant to which the contract is issued is terminated for any reason or becomes disqualified under Section 401 or 403 of the Internal Revenue Code; or (3) for any reason after the eighth policy year. For Contracts issued on or after November 1, 1998, SBL also reserves the right to terminate an individual Contract or Participant Account if Account Value is less then $2,000 at any time after the first Contract Year and prior to the Annuity Commencement Date. For Contracts issued prior to November 1, 1998, SBL may terminate a Contract or Participant Account if the following conditions exist during the accumulation period: (1) no purchase payments have been received by SBL for the Contract or Account for two full years; (2) the combined value of the Contract or Account in the Separate and General Accounts is less than $2,000; and (3) the value of the Contract or Account which is allocated to the General Account, projected to the maturity date, would produce installments of less than $20 per month using contractual guarantees. Termination of a Variflex Contract may have adverse tax consequences. (See the Prospectus at "Full and Partial Withdrawals," page 19, "Constraints on Distributions from Certain Section 403(b) Annuity Contracts," page 23, and "Federal Tax Matters," page 26.)

GROUP CONTRACTS

   In the case of Group Allocated Variflex Contracts, a master group contract is issued to the employer or other organization, or to the trustee, who is the Contractowner. The master group contract covers all Participants. Where funds are allocated to a Participant Account, each participant receives a certificate which summarizes the provisions of the master group contract and evidences participation in the Plan established by the organization. A Group Unallocated Contract is a contract between the Contractowner and the insurance company and individual accounts are not established for Participants.


PERFORMANCE INFORMATION

   Performance information for the Series of the Variflex Separate Account may appear in advertisements, sales literature or reports to Contractowners or prospective purchasers. Performance information in advertisements or sales literature may be expressed as yield and effective yield of the Money Market Series, and yield, average annual total return and total return of all Series except the Money Market Series. Current yield for the Money Market Series will be based on the change in the value of a hypothetical investment (exclusive of capital changes and income other than investment income) over a particular seven-day period, less a hypothetical charge reflecting deductions from Contractowner accounts during the period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of 1%. "Effective yield" for the Money Market Series assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = ((Base Period Return + 1)365/7) - 1

   For the seven-day period ended December 31, 1997, the yield of the Money Market Series was 3.00% and the effective yield of the Series was 3.04%.

   Quotations of yield for the Series, other than the Money Market Series, will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

                            YIELD = 2[(a-b + 1)6 - 1]
                                       ---
                                       cd

   where a = net investment income earned during the period by the Series of the Fund attributable to shares owned by the Series,

         b = expenses accrued for the period (net of any reimbursements),

         c = the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and

         d = the maximum offering price per Accumulation Unit on the last day of the period.

   For the 30-day period ended December 31, 1997, the yield for the High Grade Series was 6.19%.

   Quotations of average annual total return for any Series of the Separate Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Series over certain periods that will include periods of 1, 5 and 10 years (up to the life of the Series), calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Such total return figures reflect the deduction of the applicable contingent deferred sales charge and other recurring Variflex fees and charges on an annual basis, including charges for Actuarial Risk Fee of the account and the annual administrative fee, although other quotations may be simultaneously given that do not assume a surrender and do not take into account deduction of a contingent deferred sales charge or the annual administrative fee.


   For the 1-, 5- and 10-year periods ended December 31, 1997, respectively, the average annual total return was 16.16%, 14.83% and 13.82% for the Growth Series; 13.99%, 11.00% and 12.77% for the Growth-Income Series (formerly the "Income-Growth Series"); -5.83%, 9.09% and -0.78% for the Worldwide Equity Series (formerly the High Yield Series); and -2.29%, 1.40% and 4.40% for the High Grade Income Series. For the 1- and 5-year periods ended December 31, 1997 and the period between May 1, 1991 (Series date of inception) and December 31, 1997, respectively, the average annual total return was 10.17%, 10.51% and 10.79% for the Social Awareness Series. For the 1- and 5-year periods ended December 31, 1997 and the period between October 1, 1992 (Series date of inception) and December 31, 1997, respectively, the average annual total return was 7.52%, 13.52% and 12.81% for the Emerging Growth Series. For the 1-year period ended December 31, 1997 and the period between June 1, 1995 (Series date of inception) and December 31, 1997, the average annual total return was -6.12% and 3.67% for Global Aggressive Bond Series; -5.50% and 4.76% for Specialized Asset Allocation Series; 6.02% and 8.36% for Managed Asset Allocation Series; and 15.92% and 19.48% for Equity-Income Series. For the 1-year period ended December 31, 1997 and the period between August 5, 1996 (underlying Series date of inception) and December 31, 1997, respectively, the average annual total return was .88% and 5.20% for the High Yield Series. For the period between May 1, 1997 (underlying Series date of inception) and December 31, 1997, the average annual total return was 19.30% for Value Series. For the period between October 15, 1997 (underlying Series date of inception) and December 31, 1997, the average annual total return was -12.60% for the Small Cap Series.

   Absent deduction of the contingent deferred sales charge and the annual administrative fee, the average annual total return for the stated periods above would be 27.16%, 17.86% and 15.81% for the Growth Series; 24.99%, 14.26% and
14.67% for the Growth-Income Series; 5.17%, 12.02% and 8.75% for the Worldwide Equity Series; 8.71%, 5.04% and 6.83% for the High Grade Income Series. For the 1- and 5-year periods ended December 31, 1997 and the period between May 1, 1991 (Series date of inception), and December 31, 1997, respectively, the average annual total return would be 21.17%, 13.54% and 13.09% for the Social Awareness Series. For the 1- and 5-year periods ended December 31, 1997 and the period between October 1, 1992 (Series date of inception), and December 31, 1997, respectively, the average annual total return would be 18.52%, 11.43% and 15.56% for the Emerging Growth Series. For the 1-year period ended December 31, 1997, and the period between June 1, 1995 (Series date of inception), and December 31, 1997, the average annual total return would be 4.17% and 9.02% for the Global Aggressive Bond Series; 4.83% and 9.32% for the Specialized Asset Allocation Series; 17.02% and 13.56% for the Managed Asset Allocation Series; and 26.92% and 24.16% for Equity-Income Series. For the 1-year period ended December 31, 1997 and the period between August 5, 1996 (underlying Series date of inception) and December 31, 1997, respectively, the average annual total return was 11.88% and 13.03% for the High Yield Series. For the period between May 1, 1997 (underlying Series date of inception) and December 31, 1997, the average annual total return was 29.29% for the Value Series. For the period between October 15, 1997 (underlying Series date of inception) and December 31, 1997, the average annual total return was -4.40% for the Small Cap Series. The total return figures set forth above would be lower if the contingent deferred sales charge was deducted.


   Quotations of total return for any Series of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the separate account (on an annual basis) except the Annual Administrative fee and the applicable contingent deferred sales charge.

   For the fiscal years ended 1997 through 1987, the total return for each Series was the following:


------------------------------------------------------------------------------------------------------------------------------------
                                      1997      1996     1995     1994     1993    1992     1991      1990     1989    1988   1987
------------------------------------------------------------------------------------------------------------------------------------
Growth Series......................  27.16%    21.22%   35.11%   (2.82)%  12.35%   9.83%   34.45%   (10.90)%  33.31%   8.80%  5.01%
Growth-Income Series...............  24.99%    16.80%   28.52%   (4.14)%   8.30%   4.99%   36.16%    (5.60)%  26.86%  17.89%  2.42%
Money Market Series................   3.89%     3.81%    4.14%    2.49%    1.35%   2.01%    4.39%     6.56%    7.74%   5.89%  5.19%
Worldwide Equity Series............   5.17%    15.99%    9.55%    1.51%   30.06%  (3.78)%   3.01%1    ---      ---     ---    ---
High Grade Income Series...........   8.71%    (1.90)%  17.17%   (8.04)%  11.28%   6.16%   15.57%     5.40%   10.54%   5.91%  1.16%
Emerging Growth Series.............  18.52%    16.62%   18.02%   (6.23)%  12.30%  24.40%2   ---       ---      ---     ---    ---
Global Aggressive Bond Series......   4.17%    12.25%    6.90%3   ---      ---     ---      ---       ---      ---     ---    ---
Specialized Asset Allocation Series   4.83%    12.88%    6.40%3   ---      ---     ---      ---       ---      ---     ---    ---
Managed Asset Allocation Series....  17.02%    11.35%    6.60%3   ---      ---     ---      ---       ---      ---     ---    ---
Equity Income Series...............  26.92%    18.59%   16.20%3   ---      ---     ---      ---       ---      ---     ---    ---
High Yield Series..................  11.88%     6.10%4   ---      ---      ---     ---      ---       ---      ---     ---    ---
Social Awareness Series............  21.17%    17.41%   26.25%   (4.96)%  10.55%  15.00%    4.70%5    ---      ---     ---    ---
Value Series.......................  29.29%5    ---      ---      ---      ---     ---      ---       ---      ---     ---    ---
Small Cap Series...................  (4.40)%6   ---      ---      ---      ---     ---      ---       ---      ---     ---    ---
------------------------------------------------------------------------------------------------------------------------------------
1.  On May 1, 1991 the Worldwide Equity Series changed its investment objective from high current income to long-term capital growth through  investment in common stocks and  equivalents of companies  domiciled in foreign  countries and the United  States.  The performance information set forth above reflects performance after the change in investment objective.
2.  From October 1, 1992 to December 31, 1992.
3.  From June 1, 1995 to December 31, 1995.
4.  From August 5, 1996 to December 31, 1996.
5.  From May 1, 1991 to December 31, 1991.
6.  From May 1, 1997 to December 31, 1997.
7.  From October 15, 1997 to December 31, 1997.
------------------------------------------------------------------------------------------------------------------------------------


   Although Variflex Contracts were not available for purchase until June 8, 1984, the underlying investment vehicle of Variflex, the SBL Fund, has been in existence since May 26, 1977. Performance information for Variflex may also include quotations of average annual total return and total return for periods, beginning prior to the availability of Variflex contracts, that incorporate the performance of the SBL Fund. Any quotation of performance that pre-dates the date of inception of the Variflex Separate Account (or a Subaccount thereof as applicable) will be accompanied by average annual total return reflecting the deduction of the applicable contingent deferred sales charge and other Variflex fees and charges since the date of inception of the Separate Account or Subaccount as applicable.

   Performance information for a Series may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Series' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by The Variable Annuity Research and Data Service ("VARDS"), an independent service which monitors and ranks the performance of variable annuity issuers by investment objectives on an industry-wide basis or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Variable Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. Such investment company rating services include the following:
Lipper Analytical Services; VARDS; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson's Charts.

   Performance information for any Series reflects only the performance of a hypothetical investment in the Series during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Series of the Fund in which the Series of the Separate Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

SECTION 401

   The applicable annual limits on purchase payments for a Contract used in connection with a retirement plan that is qualified under Section 401 of the Internal Revenue Code depend upon the type of plan. Total purchase payments on behalf of a participant to all defined contribution plans maintained by an employer are limited under Section 415(c) of the Internal Revenue Code to the lesser of (a) $30,000, or (b) 25% of the participant's annual compensation. Salary reduction contributions to a cash-or-deferred arrangement under a profit sharing plan are subject to additional annual limits. Contributions to a defined benefit pension plan are actuarially determined based upon the amount of benefits the participants will receive under the plan formula. The maximum annual benefit any individual may receive under an employer's defined benefit plan is limited under Section 415(b) of the Internal Revenue Code. The limits determined under Section 415(b) and (c) of the Internal Revenue Code are further reduced for an individual who participates in a defined contribution plan and a defined benefit plan maintained by the same employer. Rollover contributions are not subject to the annual limitations described above.

SECTION 403(B)

   Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the smallest of the limits calculated under Sections 402(g), 403(b)(2), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.

   Section 402(g) generally limits an employee's salary reduction contributions to a 403(b) annuity to $10,000 a year. The $10,000 limit will be reduced by salary reduction contributions to other types of retirement plans. An employee with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the $10,000 limit by $3,000 per year, subject to an aggregate limit of $15,000 for all years.

   Section 403(b)(2) provides an overall limit on employer and employee salary reduction contributions that may be made to a 403(b) annuity. Section 403(b)(2) generally provides that the maximum amount of contributions an employee may exclude from his or her gross income in any taxable year is equal to the excess, if any, of:

    (i) the amount determined by multiplying 20% of the employee's includable compensation by the number of his or her years of service with the employer, over

   (ii) the total amount contributed to retirement plans sponsored by the employer, that were excludable from his gross income in prior years.

   Section 415(c) also provides an overall limit on the amount of employer and employee salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. The Section 415(c) limit is the lesser of (i) $30,000, or (ii) 25% of the employee's annual compensation.

SECTION 408

   Premiums (other than rollover contributions) paid under a Contract used in connection with an individual retirement annuity (IRA) that is described in
Section 408 of the Internal Revenue Code are subject to the limits on contributions to IRA's under Section 219(b) of the Internal Revenue Code. Under
Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of $2,000 per year or the Owner's annual compensation. Spousal IRAs allow an Owner and his or her spouse to contribute up to $2,000 to their respective IRAs so long as a joint tax return is filed and joint income is $4,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $2,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to an IRA depends on the gross income of the Owner and his or her spouse for the year and whether either participate in an employer-sponsored retirement plan.

   Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 15% of the compensation of the participant in the Plan, or (b) $30,000. Salary reduction contributions, if any, are subject to additional annual limits.

SECTION 457

   Contributions on behalf of an employee to a Section 457 plan generally are limited to the lesser of (i) $8,000 or (ii) 33 1/3% of the employee's includable compensation. The $8,000 limit is indexed for inflation (in $500 increments) for tax years beginning after December 31, 1996; thus the dollar limit is adjusted only when the sum of the inflation adjustments equals or exceeds $500. If the employee participates in more than one Section 457 plan, the $8,000 limit applies to contributions to all such programs. The $8,000 limit is reduced by the amount of any salary reduction contribution the employee makes to a 403(b) annuity, an IRA or a retirement plan qualified under Section 401. The Section 457 limit may be increased during the last three years ending before the employee reaches his or her normal retirement age. In each of these last three years, the plan may permit a "catch-up" amount in addition to the regular amount to be deferred. The maximum combined amount which may be deferred in each of these three years is $15,000 reduced by any amount excluded from the employee's income for the taxable year as a contribution to another plan.

ASSIGNMENT

   Variflex Contracts may be assigned by the Contractowner except when issued to plans or trusts qualified under Section 403(b) or 408 of the Internal Revenue Code or the plans of self-employed individuals (either under the HR-10 Act or later acts).

DISTRIBUTION OF THE CONTRACTS

   Subject to arrangements with SBL, Variflex contracts are sold by independent broker-dealers who are members of the National Association of Security Dealers, Inc., and who become licensed to sell variable annuities for SBL and by national banks. Security Distributors, Inc., acts as the principal underwriter on behalf of SBL for the distribution of the Variflex contracts.

   The Variflex offering is continuous. During the years ended December 31, 1997, 1996 and 1995, SBL received contingent deferred sales charges from Variflex as follows: $1,653,942, $1,285,380 and $1,182,820, respectively.

SAFEKEEPING OF VARIFLEX ACCOUNT ASSETS

   All assets of Variflex are held in the custody and safekeeping of SBL. Additional protection for such assets is offered by SBL's blanket fidelity bond presently covering all officers and employees for a total of $6,875,000 per loss.

STATE REGULATION


   As a life insurance company organized under the laws of Kansas, SBL (including Variflex) is subject to regulation by the Commissioner of Insurance of the State of Kansas. An annual statement is filed with the Kansas Commissioner of Insurance on or before March 1 each year covering the operations of SBL for the prior year and its financial condition on December 31 of that year. SBL is subject to a complete examination of its operations, including an examination of the liabilities and reserves of SBL and Variflex, by the Kansas Commissioner of Insurance whenever such examination is deemed necessary by the Commissioner. Such regulation and examination does not, however, involve any supervision of the investment policies applicable to Variflex.

   In addition, SBL is subject to insurance laws and regulations of the other jurisdictions in which it is or may become licensed to operate. Generally, the insurance department of any such other jurisdiction applies the laws of the state of domicile in determining permissible investments.


LEGAL MATTERS

   Matters of Kansas law pertaining to the validity of the Contracts, including SBL's right to issue the Contracts under Kansas insurance law and its qualification to do so under applicable regulations issued thereunder, have been passed upon by Amy J. Lee, Associate General Counsel of SBL.

EXPERTS


   The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997 and the financial statements of Variflex at December 31, 1997, and for each of the two years in the period ended December 31, 1997, included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


OTHER INFORMATION

   There has been filed with the Securities and Exchange Commission ("SEC"), Washington, DC, a Registration Statement under the Securities Act of 1933, as amended, with respect to the Variflex Contracts and under the Investment Company Act of 1940, with respect to Variflex. Statements in the Prospectus and this Statement of Additional Information relating to Variflex and the Variflex Contracts are summaries only. For further information, reference is made to the Registration Statement and the exhibits filed as part thereof. Copies of the Variflex Contracts also will be on file with the Insurance Commissioner of each state in which SBL is authorized to issue such Contracts.


FINANCIAL STATEMENTS

   The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, and the financial statements of the Separate Account at December 31, 1997, and for each of the two years in the period ended December 31, 1997, are set forth herein, starting on page 9.

   The consolidated financial statements of SBL, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                    Variflex
                              Financial Statements
                     Years ended December 31, 1997 and 1996


                                    CONTENTS

                                                                            PAGE

Report of Independent Auditors...........................................    10

Audited Financial Statements
  Balance Sheet..........................................................    11
  Statements of Operations and Changes in Net Assets.....................    13
  Notes to Financial Statements..........................................    15

                         Report of Independent Auditors


The Contract Owners of Variflex and
The Board of Directors of Security Benefit Life Insurance Company

We have audited the accompanying balance sheet of Variflex (the Account) as of December 31, 1997, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Variflex at December 31, 1997, and the results of its operations and changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP

Kansas City, Missouri
February 6, 1998

                                    Variflex
                                  Balance Sheet
                                December 31, 1997
            (DOLLARS IN THOUSANDS - EXCEPT PER SHARE AND UNIT VALUES)


ASSETS

Investments:

  SBL Fund:

    Series A (Growth Series) - 27,703,230 shares at net asset
      value of $29.39 per share (cost, $662,770)...................   $  814,198

    Series B (Growth-Income Series) - 26,297,103 shares at net
      asset value of $41.60 per share (cost, $874,010).............    1,093,959

    Series C (Money Market Series) - 5,420,257 shares at net asset
      value of $12.53 per share (cost, $67,932)....................       67,916

    Series D (Worldwide Equity Series) - 41,155,765 shares at net
      asset value of $6.14 per share (cost, $245,440)..............      252,696

    Series E (High Grade Income  Series) - 9,617,282  shares at
      net asset value of $12.25 per share (cost, $117,344).........      117,812

    Series J (Emerging Growth Series) - 8,803,313 shares at net
      asset value of $21.33 per share (cost, $162,885).............      187,775

    Series K (Global Aggressive Bond Series) - 793,518 shares at
      net asset value of $10.07 per share (cost, $8,585)...........        7,991

    Series M (Specialized Asset Allocation Series) - 2,421,884
      shares at net asset value of $12.29 per share (cost, $28,755)       29,765

    Series N (Managed Asset Allocation Series) - 1,524,591 shares
      at net asset value of $13.88 per share (cost, $19,040).......       21,161

    Series O (Equity Income Series) - 5,359,732 shares at net
      asset value of $17.62 per share (cost, $79,723)..............       94,438

    Series S (Social Awareness Series) - 3,524,589 shares at net
      asset value of $22.25 per share (cost, $62,572)..............       78,422
                                                                      ----------
Total assets.......................................................   $2,766,133
                                                                      ==========

LIABILITIES AND NET ASSETS
Mortality guarantee payable                                           $       19
Net assets are represented by (NOTE 3):
                             ------------------------------------
                               NUMBER        UNIT
                              OF UNITS       VALUE       AMOUNT
                             ------------------------------------
Growth Series:
  Accumulation units.......  13,946,720     $58.19     $  811,530
  Annuity reserves.........      45,797      58.19          2,665        814,195
                                                        ---------
Growth-Income Series:
  Accumulation units.......  18,740,460      58.21      1,090,922
  Annuity reserves.........      51,980      58.21          3,026      1,093,948
                                                        ---------
Money Market Series:
  Accumulation units.......   3,569,294      18.98         67,747
  Annuity reserves.........       9,135      18.98            173         67,920
                                                        ---------
Worldwide Equity Series:
  Accumulation units.......  16,535,335      15.26        252,369
  Annuity reserves.........      21,367      15.26            326        252,695
                                                        ---------
High Grade Income Series:
  Accumulation units.......   4,982,321      23.57        117,448
  Annuity reserves.........      15,360      23.57            362        117,810
                                                        ---------
Emerging Growth Series:
  Accumulation units.......   8,757,387      21.37        187,134
  Annuity reserves.........      29,936      21.37            640        187,774
                                                        ---------
Global Aggressive
Bond Series:
  Accumulation units.......     638,288      12.50          7,976
  Annuity reserves.........       1,172      12.50             15          7,991
                                                        ---------
Specialized Asset
Allocation Series:
  Accumulation units.......   2,359,916      12.59         29,714
  Annuity reserves.........       4,062      12.59             51         29,765
                                                        ---------
Managed Asset
Allocation Series:
  Accumulation units.......   1,516,831      13.89         21,075
  Annuity reserves.........       6,167      13.89             86         21,161
                                                        ---------
Equity Income Series:
  Accumulation units.......   5,393,193      17.48         94,297
  Annuity reserves.........       8,112      17.48            142         94,439
                                                        ---------
Social Awareness Series:
  Accumulation units.......   3,435,950      22.72         78,060
  Annuity reserves.........      15,686      22.72            356         78,416
                                                        ------------------------
Total liabilities and net
  assets...................                                           $2,766,133
                                                                      ==========
SEE ACCOMPANYING NOTES.

                                    Variflex
                Statement of Operations and Changes in Net Assets
                          Year ended December 31, 1997
                                 (IN THOUSANDS)

                                                                         GROWTH-       MONEY      WORLDWIDE   HIGH GRADE   EMERGING
                                                            GROWTH       INCOME        MARKET      EQUITY       INCOME      GROWTH
                                                            SERIES       SERIES        SERIES      SERIES       SERIES      SERIES
                                                           ------------------------------------------------------------------------
Dividend distributions..................................   $  4,540    $   21,188    $   5,040    $  5,166    $  7,354     $    464
Expenses (NOTE 2):
  Mortality and expense risk fee........................     (8,484)      (12,034)      (1,111)     (3,086)     (1,274)      (1,958)
  Administrative fee....................................       (438)       (1,387)        (118)        (64)       (249)         (22)
                                                           -------------------------------------------------------------------------
Net investment income (loss)............................     (4,382)        7,767        3,811       2,016       5,831       (1,516)

Capital gains distributions.............................     42,445        52,576          ---      11,148         ---        3,999
Realized gain (loss) on investments.....................     71,222        51,243         (219)     13,977        (219)      16,556
Unrealized appreciation (depreciation) on investments...     51,354       106,904         (165)    (15,631)      2,886       10,679
                                                           -------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments..    165,021       210,723         (384)      9,494       2,667       31,234
                                                           -------------------------------------------------------------------------
Net increase in net assets resulting from operations....    160,639       218,490        3,427      11,510       8,498       29,718
Net assets at beginning of year.........................    591,591       886,931       90,466     223,249     109,990      128,768
Variable annuity deposits (NOTES 2 AND 3)...............    249,960       162,219      229,892      79,090      46,747       89,302
Terminations and withdrawals (NOTES 2 AND 3)............   (187,265)     (173,157)    (255,042)    (60,994)    (47,233)     (59,424)
Annuity payments (NOTES 2 AND 3)........................       (705)         (501)        (828)       (160)       (191)        (590)
Net mortality guarantee transfer........................        (25)          (34)           5         ---          (1)         ---
                                                           -------------------------------------------------------------------------
Net assets at end of year...............................   $814,195    $1,093,948    $  67,920    $252,695    $117,810     $187,774
                                                           =========================================================================

                                                             GLOBAL         SPECIALIZED       MANAGED ASSET    EQUITY      SOCIAL
                                                           AGGRESSIVE     ASSET ALLOCATION     ALLOCATION      INCOME     AWARENESS
                                                           BOND SERIES         SERIES            SERIES        SERIES      SERIES
                                                           ------------------------------------------------------------------------
Dividend distributions..................................    $   650           $   600           $   263       $    658    $   125
Expenses (NOTE 2):
  Mortality and expense risk fee........................        (92)             (332)             (184)          (794)      (769)
  Administrative fee....................................        (21)              (21)              (15)           (93)       (36)
                                                           -----------------------------------------------------------------------
Net investment income (loss)............................        537               247                64           (229)      (680)

Capital gains distributions.............................        196               577               171            938      3,402
Realized gain (loss) on investments.....................        130             1,077             1,042          3,898      4,159
Unrealized appreciation (depreciation) on investments...       (543)             (756)              953         10,793      5,871
                                                           -----------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments..       (217)              898             2,166         15,629     13,432
                                                           -----------------------------------------------------------------------
Net increase in net assets resulting from operations....        320             1,145             2,230         15,400     12,752
Net assets at beginning of year.........................      5,829            21,737            11,959         37,606     53,324
Variable annuity deposits (NOTES 2 AND 3)...............      6,637            12,513            11,907         54,189     22,273
Terminations and withdrawals (NOTES 2 AND 3)............     (4,783)           (5,572)           (4,928)       (12,735)    (9,858)
Annuity payments (NOTES 2 AND 3)........................        (12)              (58)               (6)           (13)       (31)
Net mortality guarantee transfer........................        ---               ---                (1)            (8)       (44)
                                                           =======================================================================
Net assets at end of year...............................    $ 7,991           $29,765           $21,161        $94,439    $78,416
                                                           =======================================================================

SEE ACCOMPANYING NOTES.

                                    Variflex
                Statement of Operations and Changes in Net Assets
                          Year ended December 31, 1996
                                 (IN THOUSANDS)

                                                                          GROWTH-      MONEY      WORLDWIDE   HIGH GRADE   EMERGING
                                                             GROWTH       INCOME       MARKET      EQUITY       INCOME      GROWTH
                                                             SERIES       SERIES       SERIES      SERIES       SERIES      SERIES
                                                           ------------------------------------------------------------------------
Dividend distributions..................................   $   4,003    $  17,133    $   3,780    $  6,404    $  6,701     $    202
Expenses (Note 2):
  Mortality and expense risk fee........................      (6,014)      (9,988)      (1,246)     (2,420)     (1,368)      (1,367)
  Administrative fee....................................        (369)      (1,399)        (122)        (69)       (267)         (22)
                                                           ------------------------------------------------------------------------
Net investment income (loss)............................      (2,380)       5,746        2,412       3,915       5,066       (1,187)

Capital gains distributions.............................      24,782       82,844          ---       6,043         ---        4,663
Realized gain on investments............................      29,813       41,904          785       7,793         459       11,087
Unrealized appreciation (depreciation) on investments...      40,511       (5,823)         488      10,720      (8,258)       2,657
                                                           ------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments..      95,106      118,925        1,273      24,556      (7,799)      18,407
                                                           ------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations............................................      92,726      124,671        3,685      28,471      (2,733)      17,220
Net assets at beginning of year.........................     436,043      745,482       78,686     167,450     116,344       87,329
Variable annuity deposits (NOTES 2 AND 3)...............     205,769      161,528      213,354      73,798      45,516       63,675
Terminations and withdrawals (NOTES 2 AND 3)............    (142,679)    (144,272)    (204,943)    (46,433)    (48,977)     (39,303)
Annuity payments (NOTES 2 AND 3)........................        (255)        (478)        (316)        (33)       (161)        (152)
Net mortality guarantee transfer........................         (13)         ---          ---          (4)          1           (1)
                                                           ========================================================================
Net assets at end of year...............................   $ 591,591    $ 886,931    $  90,466    $223,249    $109,990     $128,768
                                                           ========================================================================

                                                             GLOBAL         SPECIALIZED       MANAGED ASSET    EQUITY      SOCIAL
                                                           AGGRESSIVE     ASSET ALLOCATION     ALLOCATION      INCOME     AWARENESS
                                                           BOND SERIES         SERIES            SERIES        SERIES      SERIES
                                                           ------------------------------------------------------------------------
Dividend distributions..................................    $   650           $   600           $   263       $    658    $   125
Dividend distributions..................................    $   385           $   186           $    57       $    66     $   206
Expenses (Note 2):
  Mortality and expense risk fee........................        (49)             (197)             (110)         (287)       (539)
  Administrative fee....................................        (10)              (15)               (9)          (40)        (29)
                                                           ----------------------------------------------------------------------
Net investment income (loss)............................        326               (26)              (62)         (261)       (362)

Capital gains distributions.............................         64                86                12             4       1,068
Realized gain on investments............................        165               381               182         1,234       2,212
Unrealized appreciation (depreciation) on investments...        (60)            1,512               911         3,221       3,689
                                                           ----------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments..        169             1,979             1,105         4,459       6,969
                                                           ----------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations............................................        495             1,953             1,043         4,198       6,607
Net assets at beginning of year.........................      2,188             9,689             5,590         9,755      35,596
Variable annuity deposits (NOTES 2 AND 3)...............      5,122            13,786             6,553        29,396      16,769
Terminations and withdrawals (NOTES 2 AND 3)............     (1,974)           (3,686)           (1,220)       (5,738)     (5,604)
Annuity payments (NOTES 2 AND 3)........................         (2)               (2)               (5)           (3)         (7)
Net mortality guarantee transfer........................        ---                (3)               (2)           (2)        (37)
                                                           ======================================================================
Net assets at end of year...............................    $ 5,829           $21,737           $11,959       $37,606     $53,324
                                                           ======================================================================

SEE ACCOMPANYING NOTES.

                                    Variflex
                          Notes to Financial Statements
                           December 31, 1997 and 1996


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Variflex (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Deposits received by the Account are invested in the SBL Fund, a mutual fund not otherwise available to the public. As directed by the owners, amounts deposited may be invested in shares of Series A (Growth Series - emphasis on capital appreciation), Series B (Growth-Income Series - emphasis on capital appreciation with secondary emphasis on income), Series C (Money Market Series - emphasis on capital preservation while generating interest income), Series D (Worldwide Equity Series - emphasis on long-term capital growth through investment in foreign and domestic common stocks and equivalents), Series E (High Grade Income Series - emphasis on current income with security of principal), Series J (Emerging Growth Series - emphasis on capital appreciation), Series K (Global Aggressive Bond Series - emphasis on high current income with secondary emphasis on capital appreciation), Series M (Specialized Asset Allocation Series - emphasis on high total return consisting of capital appreciation and current income), Series N (Managed Asset Allocation Series - emphasis on high level of total return), Series O (Equity Income Series - emphasis on substantial dividend income and capital appreciation), and Series S (Social Awareness Series - emphasis on capital appreciation).

Under the terms of the investment advisory contracts, portfolio investments of the underlying mutual fund are made by Security Management Company, LLC (SMC), a limited liability company controlled by its members, SBL and Security Benefit Group, Inc. (SBG), a wholly-owned subsidiary of SBL. SMC has engaged Lexington Management Corporation to provide sub-advisory services for the Worldwide Equity Series and Global Aggressive Bond Series, T. Rowe Price Associates, Inc. to provide sub-advisory services for the Managed Asset Allocation Series and the Equity Income Series and Meridian Investment Management Corporation to provide sub-advisory services for the Specialized Asset Allocation Series.

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the balance sheet at market value (net asset value of the underlying mutual fund). The first-in, first-out cost method is used to determine gains and losses. Security transactions are accounted for on the trade date.

The cost of investments purchased and proceeds from investments sold were as follows:

                                            1997                   1996
                                    --------------------------------------------
                                     COST OF    PROCEEDS    COST OF    PROCEEDS
                                    PURCHASES  FROM SALES  PURCHASES  FROM SALES
                                    --------------------------------------------
                                                   (IN THOUSANDS)
Growth Series...................... $307,630    $207,603   $247,011    $161,782
Growth-Income Series...............  244,789     195,902    270,233     164,899
Money Market Series................  242,657     264,823    122,800     112,293
Worldwide Equity Series............   98,268      67,168     89,191      51,904
High Grade Income Series...........   56,168      51,013     55,000      53,555
Emerging Growth Series.............   96,572      64,801     70,096      42,400
Global Aggressive Bond Series......    7,766       5,191      5,717       2,181
Specialized Asset Allocation Series   14,348       6,641     14,523       4,368
Managed Asset Allocation Series....   12,903       5,696      6,962       1,693
Equity Income Series...............   57,331      15,190     30,483       7,088
Social Awareness Series............   26,829      11,798     18,705       6,841

ANNUITY RESERVES

Annuity reserves relate to contracts that have matured and are in the payout stage. Such reserves are computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

REINVESTMENT OF DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective Series. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

FEDERAL INCOME TAXES

Under current law, no federal income taxes are payable with respect to the Account.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.  VARIABLE ANNUITY CONTRACT CHARGES

SBL deducts an administrative fee of $30 per year for each contract, except for certain contracts based on a minimum account value and the period of time the contract has been in force. Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.2% of the net asset value of each contract, of which 0.7% is for assuming mortality risks and the remainder is for assuming expense risks.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

A contingent deferred sales charge is assessed against certain withdrawals during the first eight years of the contract, declining from 8% in the first year to 1% in the eighth year. Such surrender charges and other contract charges totaled $1,653,942 and $1,285,380 during 1997 and 1996, respectively.

3.  SUMMARY OF UNIT TRANSACTIONS

                                                                     UNITS
                                                               -----------------
                                                                1997       1996
                                                               -----------------
                                                                (IN THOUSANDS)
Growth Series:
   Variable annuity deposits................................    4,775      4,887
   Terminations, withdrawals, annuity payments
     and expense charges....................................    3,713      3,508

Growth-Income Series:
   Variable annuity deposits................................    3,118      3,756
   Terminations, withdrawals, annuity payments
     and expense charges....................................    3,368      3,412

Money Market Series:
   Variable annuity deposits................................   12,375     11,926
   Terminations, withdrawals, annuity payments
     and expense charges....................................   13,751     11,446

Worldwide Equity Series:
   Variable annuity deposits................................    5,104      5,428
   Terminations, withdrawals, annuity payments
     and expense charges....................................    3,932      3,434

High Grade Income Series:
   Variable annuity deposits................................    2,073      2,124
   Terminations, withdrawals, annuity payments
     and expense charges....................................    2,147      2,314

Emerging Growth Series:
   Variable annuity deposits................................    4,688      3,810
   Terminations, withdrawals, annuity payments
     and expense charges....................................    3,042      2,316

Global Aggressive Bond Series:
   Variable annuity deposits................................      548        455
   Terminations, withdrawals, annuity payments
     and expense charges....................................      394        174

Specialized Asset Allocation Series:
   Variable annuity deposits................................    1,003      1,233
   Terminations, withdrawals, annuity payments
     and expense charges....................................      450        333

Managed Asset Allocation Series:
   Variable annuity deposits................................      915        594
   Terminations, withdrawals, annuity payments
     and expense charges....................................      399        112

Equity Income Series:
   Variable annuity deposits................................    3,498      2,346
   Terminations, withdrawals, annuity payments
     and expense charges....................................      825        456

Social Awareness Series:
   Variable annuity deposits................................    1,099        939
   Terminations, withdrawals, annuity payments
     and expense charges....................................      493        322

                         Report of Independent Auditors


The Board of Directors
Security Benefit Life Insurance Company


We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and Subsidiaries (the Company) as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and Subsidiaries at December 31, 1997 and 1996, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP

Kansas City, Missouri
February 6, 1998

            Security Benefit Life Insurance Company and Subsidiaries
                           Consolidated Balance Sheets


                                                             DECEMBER 31
                                                         1997           1996
                                                      --------------------------
                                                           (IN THOUSANDS)
ASSETS
Investments:
  Securities available-for-sale:
    Fixed maturities...............................   $1,650,324     $1,805,066
    Equity securities..............................      120,508         89,188
  Fixed maturities held-to-maturity................      452,411        528,045
  Mortgage loans...................................       64,251         66,611
  Real estate......................................        3,056          4,000
  Policy loans.....................................       85,758        106,822
  Cash and cash equivalents........................       30,896          8,310
  Other invested assets............................       42,395         40,531
                                                      --------------------------
Total investments..................................    2,449,599      2,648,573

Accrued investment income..........................       30,034         32,161
Accounts receivable................................        6,278          4,256
Reinsurance recoverable............................      408,096         92,197
Property and equipment, net........................       19,669         18,592
Deferred policy acquisition costs..................      159,441        216,918
Other assets.......................................       20,909         24,939
Separate account assets............................    3,716,639      2,802,927
                                                      --------------------------
                                                      $6,810,665     $5,840,563
                                                      ==========================
LIABILITIES AND EQUITY
Liabilities:
  Policy reserves and annuity account values.......   $2,439,713     $2,497,998
  Policy and contract claims.......................       10,955         10,607
  Other policyholder funds.........................       21,582         24,073
  Accounts payable and accrued expenses............       23,576         18,003
  Income taxes payable:
    Current........................................       10,960          6,686
    Deferred.......................................       58,261         54,847
  Long-term debt and other borrowings..............       65,000         65,000
  Other liabilities................................       29,098         11,990
  Separate account liabilities.....................    3,716,639      2,793,911
                                                      --------------------------
Total liabilities..................................    6,375,784      5,483,115

Equity:
  Retained earnings................................      409,432        357,927
  Unrealized gain (loss) on securities
    available-for-sale, net........................       25,449           (479)
                                                      --------------------------
Total equity.......................................      434,881        357,448
                                                      ==========================
                                                      $6,810,665     $5,840,563
                                                      ==========================

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

            Security Benefit Life Insurance Company and Subsidiaries
                        Consolidated Statements of Income


                                                YEAR ENDED DECEMBER 31
                                          1997            1996           1995
                                       -----------------------------------------
                                                 (IN THOUSANDS)
Revenues:
  Insurance premiums and other
    considerations..................    $ 24,640        $ 28,848       $ 49,608
  Net investment income.............     184,975         194,783        182,012
  Asset based fees..................      72,025          55,977         40,652
  Other product charges.............       9,163          10,470         10,412
  Realized gains (losses) on
    investments.....................       4,929            (244)         3,876
  Other revenues....................      21,389          24,391         22,164
                                       -----------------------------------------
Total revenues......................     317,121         314,225        308,724

Benefits and expenses:
  Annuity and interest sensitive
    life benefits:
      Interest credited to account
        balances....................     102,640         108,705        113,700
      Benefit claims in excess of
        account balances............       4,985           7,541          6,808
  Traditional life insurance
    benefits........................       3,966           6,474          7,460
  Supplementary contract payments...       9,660          11,121         11,508
  Increase in traditional life
    reserves........................       7,050           8,580         13,212
  Dividends to policyholders........       1,608           2,374          2,499
  Other benefits....................      19,699          20,790         22,379
                                       -----------------------------------------
Total benefits......................     149,608         165,585        177,566

Commissions and other operating
  expenses..........................      56,933          52,044         48,305
Amortization of deferred policy
  acquisition costs.................      26,179          25,930         26,628
Interest expense....................       5,305           4,285              7
Restructuring expenses..............       2,643             ---            ---
Other expenses......................       3,381           1,667          1,099
                                       -----------------------------------------
Total benefits and expenses.........     244,049         249,511        253,605
                                       -----------------------------------------

Income before income taxes..........      73,072          64,714         55,119
Income taxes........................      21,567          20,871         17,927
                                       -----------------------------------------
Net income..........................    $ 51,505        $ 43,843       $ 37,192
                                       =========================================
SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

            Security Benefit Life Insurance Company and Subsidiaries
                  Consolidated Statements of Changes in Equity


                                              YEAR ENDED DECEMBER 31
                                          1997            1996           1995
                                       -----------------------------------------
                                                  (IN THOUSANDS)
Retained earnings:
  Beginning of year.................    $357,927        $314,084       $276,892
  Net income........................      51,505          43,843         37,192
                                       -----------------------------------------
  End of year.......................     409,432         357,927        314,084

Unrealized gain (loss) on securities
  available-for-sale, net:
    Beginning of year...............        (479)         11,607        (48,466)
    Change in unrealized gain
      (loss) on securities
      available-for-sale, net.......      25,928         (12,086)        60,073
                                       -----------------------------------------
    End of year.....................      25,449            (479)        11,607
                                       -----------------------------------------
Total equity........................    $434,881        $357,448       $325,691
                                       =========================================

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

            Security Benefit Life Insurance Company and Subsidiaries
                      Consolidated Statements of Cash Flows


                                                YEAR ENDED DECEMBER 31
                                          1997            1996           1995
                                       -----------------------------------------
                                                    (IN THOUSANDS)
OPERATING ACTIVITIES
Net income..........................   $  51,505       $  43,843      $  37,192
Adjustments to reconcile net income
  to net cash provided by operating
  activities:
    Annuity and interest sensitive
      life products:
        Interest credited to account
          balances..................     102,640         108,705        113,700
        Charges for mortality and
          administration............     (10,582)        (13,115)       (16,585)
  (Decrease) increase in traditional
    life policy reserves............      (3,101)         10,697          2,142
  Decrease (increase) in accrued
    investment income...............       2,127          (1,538)        (4,573)
  Policy acquisition costs deferred.     (37,999)        (36,865)       (33,021)
  Policy acquisition costs amortized      26,179          25,930         26,628
  Accrual of discounts on
    investments.....................      (2,818)         (3,905)        (3,421)
  Amortization of premiums on
    investments.....................       9,138          11,284          9,782
  Depreciation and amortization.....       3,959           3,748          3,750
  Other.............................      (8,444)         (3,379)        (4,225)
                                       -----------------------------------------
Net cash provided by operating
  activities........................     132,604         145,405        131,369

INVESTING ACTIVITIES
Sale, maturity or repayment of
  investments:
    Fixed maturities
      available-for-sale............     368,901         870,240        517,480
    Fixed maturities
      held-to-maturity..............     124,013          58,874         59,873
    Equity securities
      available-for-sale............      48,495           3,643         10,242
    Mortgage loans..................       3,739          12,545         23,248
    Real estate.....................         946           2,935          3,173
    Short-term investments..........         ---          20,069        229,871
    Separate account assets.........       9,180           5,214              -
    Other invested assets...........       7,865           6,224         22,839
                                       -----------------------------------------
                                         563,139         979,744        866,726
Acquisition of investments:
  Fixed maturities
    available-for-sale..............    (219,736)       (936,376)      (591,121)
  Fixed maturities held-to-maturity.      (1,188)        (52,422)      (125,276)
  Equity securities
    available-for-sale..............     (67,004)        (68,222)        (7,500)
  Mortgage loans....................      (1,447)         (4,538)        (4,179)
  Real estate.......................        (712)         (2,637)        (1,511)
  Short-term investments............         ---         (19,070)      (180,259)
  Separate account assets...........         ---             ---        (12,000)
  Other invested assets.............      (7,518)         (3,712)       (31,861)
  Purchase of property and equipment      (4,144)         (1,879)        (2,036)
  Net increase in policy loans......      (8,654)         (6,370)        (8,058)
  Net cash transferred per
    coinsurance agreement...........    (218,043)            ---        (16,295)
                                       -----------------------------------------
Net cash provided by (used in)
  investing activities..............      34,693        (115,482)      (113,370)

FINANCING ACTIVITIES
Issuance of long-term debt..........         ---          65,000            ---
Annuity and interest sensitive
  life products:
    Deposits credited to account
      balances......................     167,517         202,129        234,321
    Withdrawals from account
      balances......................    (312,228)       (305,530)      (251,647)
                                       -----------------------------------------
Net cash used in financing
  activities........................    (144,711)        (38,401)       (17,326)
                                       -----------------------------------------
Increase (decrease) in cash and cash
  equivalents.......................      22,586          (8,478)           673
Cash and cash equivalents at
  beginning of year.................       8,310          16,788         16,115
                                       =========================================
Cash and cash equivalents at end of
  year..............................   $  30,896       $   8,310      $  16,788
                                       =========================================

SUPPLEMENTAL DISCLOSURES OF CASH
  FLOW INFORMATION
Cash paid during the year for:
  Interest..........................   $   5,307       $   2,966      $     120
                                       =========================================
  Income taxes......................   $  27,920       $  16,213      $  11,551
                                       =========================================
SUPPLEMENTAL DISCLOSURES OF NONCASH
  INVESTING AND FINANCING ACTIVITIES
Conversion of mortgage loans to real
  estate owned......................   $     ---       $     844      $     ---
                                       =========================================
SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

            Security Benefit Life Insurance Company and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 1997


1.  SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

   Security Benefit Life Insurance Company (SBL or the Company) is a Kansas-domiciled mutual life insurance company whose insurance operations are licensed to sell insurance products in 50 states. The Company offers a diversified portfolio comprised primarily of individual and group annuities and mutual fund products through multiple distribution channels. In recent years, the Company's new business activities have increasingly been concentrated in the individual flexible premium variable annuity markets.

   The Company intends to modify its organizational structure by forming a Kansas mutual holding company to be named Security Benefit Mutual Holding Company. The Company will convert to a stock life insurance company and continue to operate under its current name. All capital stock shares of the reorganized stock life insurance company will be issued to and owned by a newly created intermediate stock holding company Security Benefit Corporation. Initially, Security Benefit Mutual Holding Company will own all of the voting stock of Security Benefit Corporation. Kansas law requires that Security Benefit Mutual Holding Company hold at least 51% of the outstanding voting stock of the stock life insurance company (except to the extent qualifying shares are required by the Kansas Insurance Code to be held by directors of an insurance company admitted and authorized to do business in Kansas). The conversion plan is subject to approval of the Kansas Insurance Department and the policyholders of the Company.

BASIS OF PRESENTATION

   The consolidated financial statements include the operations and accounts of Security Benefit Life Insurance Company and its wholly-owned subsidiaries, including Security Benefit Group, Inc., First Security Benefit Life Insurance and Annuity Company of New York, Security Management Company, LLC, Security Distributors, Inc., Security Benefit Academy, Inc. and Creative Impressions, Inc. Significant intercompany transactions have been eliminated in consolidation.

USE OF ESTIMATES

   The preparation of consolidated financial statements requires management to make estimates and assumptions that affect amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENTS

   Fixed maturities are classified as either held-to-maturity or available-for-sale. Fixed maturities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost, adjusted for amortization of premiums and accrual of discounts. Such amortization and accrual on these securities are included in investment income. Fixed maturities not classified as held-to-maturity are classified as available-for-sale. Available-for-sale fixed maturities are stated at fair value with any unrealized gain or loss, net of deferred policy acquisition costs (DPAC) and deferred income taxes, reported as a separate component of equity. The DPAC offsets to the unrealized gain or loss represent valuation adjustments or restatements of DPAC that would have been required as a charge or credit to operations had such unrealized amounts been realized. The amortized cost of fixed maturities classified as available-for-sale is adjusted for amortization of premiums and accrual of discounts. Premiums and discounts are recognized over the estimated lives of the assets adjusted for prepayment activity.

   Equity securities consisting of common stocks, mutual funds and nonredeemable preferred stock are classified as available-for-sale and stated at fair value. Mortgage loans and short-term investments are reported at amortized cost. Real estate investments are carried at the lower of depreciated cost or estimated realizable value. Policy loans are reported at unpaid principal. Investments accounted for by the equity method include investments in, and advances to, various joint ventures and partnerships. Realized gains and losses on sales of investments are recognized in revenues on the specific identification method.

   The operations of the Company are subject to risk resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are prepaid/withdrawn, mature or reprice in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. The Company periodically may use derivative financial instruments to modify its interest sensitivity to levels deemed to be appropriate based on the Company's current economic outlook.

   Such derivative financial instruments are for purposes other than trading and classified as available-for-sale in accordance with Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Accordingly, these instruments are stated at fair value with the change in fair value reported as a separate component of equity.

DEFERRED POLICY ACQUISITION COSTS

   To the extent recoverable from future policy revenues and gross profits, commissions and other policy-issue, underwriting and marketing costs that are primarily related to the acquisition or renewal of traditional life insurance, interest sensitive life and deferred annuity business have been deferred.

   Traditional life insurance deferred policy acquisition costs are being amortized in proportion to premium revenues over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

   For interest sensitive life and deferred annuity business, deferred policy acquisition costs are amortized in proportion to the present value (discounted at the crediting rate) of expected gross profits from investment, mortality and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

CASH EQUIVALENTS

   For  purposes  of  the  statement  of  cash  flows,  the  Company   considers
certificates of deposits with original maturities of 90 days or less to be cash equivalents.

PROPERTY AND EQUIPMENT

   Property and equipment, including home office real estate, furniture and fixtures, and data processing hardware and related systems, are recorded at cost, less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets.

SEPARATE ACCOUNTS

   The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for the benefit of contractholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contractholders, are excluded from the amounts reported in the consolidated statements of income. Investment income and gains or losses arising from separate accounts accrue directly to the contractholders and are, therefore, not included in investment earnings in the accompanying statements of income. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

POLICY RESERVES AND ANNUITY ACCOUNT VALUES

   Liabilities for future policy benefits for traditional life and reinsurance products are computed using a net level premium method, including assumptions as to investment yields, mortality and withdrawals, and other assumptions that approximate expected experience.

   Liabilities for future policy benefits for interest sensitive life and deferred annuity products represent accumulated contract values without reduction for potential surrender charges and deferred front-end contract charges that are amortized over the life of the policy. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 3.8% to 7.25% during 1997, 3.5% to 7.25% during 1996 and 4% to 7.75% during
1995.

INCOME TAXES

   Income taxes have been provided using the liability method in accordance with SFAS No. 109, "Accounting for Income Taxes." Under that method, deferred tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expenses or credits reflected in the Company's statements of income are based on the changes in deferred tax assets or liabilities from period to period (excluding unrealized gains and losses on securities available-for-sale).

RECOGNITION OF REVENUES

   Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from interest sensitive life insurance products and deferred annuities consist of policy charges for the cost of insurance, policy administration charges and surrender charges assessed against contractholder account balances during the period.

RESTRUCTURING EXPENSES

   Restructuring expenses include costs relating to the mutual holding company conversion and termination benefits provided to certain associates under an early retirement program.

FAIR VALUES OF FINANCIAL INSTRUMENTS

   The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and cash equivalents: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

   Investment securities: Fair values for fixed maturities are based on quoted market prices, if available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

   Mortgage loans and policy loans: Fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

   Investment-type contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using the assumption reinsurance method, whereby the amount of statutory profit the assuming company would realize from the business is calculated. Those amounts are then discounted at a rate of return commensurate with the rate presently offered by the Company on similar contracts.

   Long-term debt: Fair values for long-term debt are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.

2.  INVESTMENTS

   Information as to the amortized cost, gross unrealized gains and losses, and fair values of the Company's portfolio of fixed maturities and equity securities at December 31, 1997 and 1996 is as follows:

                                                                         DECEMBER 31, 1997
                                                      -------------------------------------------------------
                                                                       GROSS          GROSS
                                                       AMORTIZED     UNREALIZED     UNREALIZED
                                                         COST          GAINS          LOSSES       FAIR VALUE
                                                      -------------------------------------------------------
AVAILABLE-FOR-SALE                                                        (IN THOUSANDS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies........   $  214,088      $ 3,313        $   ---       $  217,401
Obligations of states and political subdivisions...       23,753        1,320              8           25,065
Special revenue and assessment.....................          255           45            ---              300
Corporate securities...............................      742,123       27,986          1,674          768,435
Mortgage-backed securities.........................      510,991       11,429          2,137          520,283
Asset-backed securities............................      117,907        1,030             97          118,840
                                                      -------------------------------------------------------
Totals.............................................   $1,609,117      $45,123        $ 3,916       $1,650,324
                                                      =======================================================
Equity securities..................................   $  109,763      $11,220        $   475       $  120,508
                                                      =======================================================

HELD-TO-MATURITY
Obligations of states and political subdivisions...   $   74,802      $ 2,094        $    30       $   76,866
Corporate securities...............................      108,609        5,295            201          113,703
Mortgage-backed securities.........................      227,131        2,725            364          229,492
Asset-backed securities............................       41,869          297              1           42,165
                                                      -------------------------------------------------------
Totals.............................................   $  452,411      $10,411        $   596       $  462,226
                                                      =======================================================

                                                                         DECEMBER 31, 1996
                                                      -------------------------------------------------------
                                                                       GROSS          GROSS
                                                       AMORTIZED     UNREALIZED     UNREALIZED
                                                         COST          GAINS          LOSSES       FAIR VALUE
                                                      -------------------------------------------------------
AVAILABLE-FOR-SALE                                                        (IN THOUSANDS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies........   $  173,884      $   414        $ 1,431       $  172,867
Obligations of states and political subdivisions...       23,244          361            705           22,900
Special revenue and assessment.....................          330          ---            ---              330
Corporate securities...............................      863,124       13,758         18,651          858,231
Mortgage-backed securities.........................      627,875        9,091          9,308          627,658
Asset-backed securities............................      122,523          832            275          123,080
                                                      -------------------------------------------------------
Totals.............................................   $1,810,980      $24,456        $30,370       $1,805,066
                                                      =======================================================
Equity securities..................................   $   86,991      $ 2,422        $   225       $   89,188
                                                      =======================================================

HELD-TO-MATURITY
Obligations of states and political subdivisions...   $   81,791      $   463        $ 1,036       $   81,218
Special revenue and assessment.....................          420          ---            ---              420
Corporate securities...............................      128,487        2,003          1,830          128,660
Mortgage-backed securities.........................      264,155        2,121          1,347          264,929
Asset-backed securities............................       53,192          382             97           53,477
                                                      -------------------------------------------------------
Totals.............................................   $  528,045      $ 4,969        $ 4,310       $  528,704
                                                      =======================================================

   The change in the Company's unrealized gain (loss) on fixed maturities was $56,277,000, $(51,773,000) and $220,048,000 during 1997, 1996 and 1995, respectively; the corresponding amounts for equity securities were $8,588,000, $1,595,000 and $1,034,000 during 1997, 1996 and 1995, respectively.

   The amortized cost and fair value of fixed maturities at December 31, 1997, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                              AVAILABLE-FOR-SALE             HELD-TO-MATURITY
                                           ------------------------------------------------------
                                           AMORTIZED                     AMORTIZED
                                             COST         FAIR VALUE       COST        FAIR VALUE
                                           ------------------------------------------------------
                                                               (IN THOUSANDS)
Due in one year or less.................   $   33,328     $   33,578     $    ---       $    ---
Due after one year through five years...      202,757        206,870        6,821          6,947
Due after five years through 10 years...      455,242        466,263       37,726         38,995
Due after 10 years......................      288,892        304,490      138,864        144,627
Mortgage-backed securities..............      510,991        520,283      227,131        229,492
Asset-backed securities.................      117,907        118,840       41,869         42,165
                                           ------------------------------------------------------
                                           $1,609,117     $1,650,324     $452,411       $462,226
                                           ======================================================

   Major categories of net investment income for the years ended December 31, 1997, 1996 and 1995 are summarized as follows:

                                               1997          1996         1995
                                             -----------------------------------
                                                       (IN THOUSANDS)

Interest on fixed maturities..............   $167,646      $174,592     $165,684
Dividends on equity securities............      7,358         5,817        1,309
Interest on mortgage loans ...............      6,017         6,680        7,876
Interest on policy loans..................      6,282         6,372        5,927
Interest on short-term investments........      2,221         1,487        2,625
Other.....................................       (166)        4,199        2,740
                                             -----------------------------------
Total investment income...................    189,358       199,147      186,161
Investment expenses.......................      4,383         4,364        4,149
                                             -----------------------------------
Net investment income.....................   $184,975      $194,783     $182,012
                                             ===================================

   Proceeds from sales of fixed maturities and equity securities and related realized gains and losses, including valuation adjustments, for the years ended December 31, 1997, 1996 and 1995 are as follows:

                                               1997         1996         1995
                                             ----------------------------------
                                                       (IN THOUSANDS)

Proceeds from sales.......................   $333,498     $393,189     $310,590
Gross realized gains......................     11,889        9,407        5,901
Gross realized losses.....................      6,640        9,723        3,361

   Net realized gains (losses) for the years ended December 31, 1997, 1996 and 1995 consist of the following:

                                                  1997         1996        1995
                                                 -------------------------------
                                                            (IN THOUSANDS)

Fixed maturities..............................   $  861      $(1,329)     $1,805
Equity securities.............................    4,388        1,013         735
Other.........................................     (320)          72       1,336
                                                 -------------------------------
Total realized gains (losses).................   $4,929      $  (244)     $3,876
                                                 ===============================

   There were no deferred losses at December 31, 1997, and $2.2 million at December 31, 1996, resulting from terminated and expired futures contracts. These are included in fixed maturities and amortized as an adjustment to net investment income. There were no outstanding agreements to sell securities at December 31, 1997 or 1996.

   The composition of the Company's portfolio of fixed maturities by quality rating at December 31, 1997 is as follows:

                QUALITY RATING        CARRYING AMOUNT        %
              -------------------     ---------------     -------
                                      (IN THOUSANDS)

              AAA                       $1,024,624         48.73%
              AA                           161,469          7.68
              A                            396,387         18.85
              BBB                          329,371         15.66
              Noninvestment grade          190,884          9.08
                                        ----------        -------
                                        $2,102,735        100.00%
                                        ==========        =======

   The Company has a diversified portfolio of commercial and residential mortgage loans outstanding in 14 states. The loans are somewhat geographically concentrated in the midwestern and southwestern United States with the largest outstanding balances at December 31, 1997 being in the states of Kansas (31%), Iowa (16%) and Texas (14%).

3.  EMPLOYEE BENEFIT PLANS

   Substantially all Company employees are covered by a qualified, noncontributory defined benefit pension plan sponsored by the Company and certain of its affiliates. Benefits are based on years of service and an employee's highest average compensation over a period of five consecutive years during the last 10 years of service. The Company's policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Company considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law and the limitations on deductibility imposed by federal income tax law. The Company records pension cost in accordance with the provisions of SFAS No. 87, "Employers' Accounting for Pensions."

   Pension cost for the plan for the years ended December 31, 1997, 1996 and 1995 is summarized below and includes termination benefit costs, a significant portion of which were reflected as a reduction of the gain recognized upon the sale of the block of life insurance business described in Note 4.

                                                1997         1996         1995
                                              ----------------------------------
                                                          (IN THOUSANDS)

Service cost...............................   $   641      $   670      $   528
Interest cost..............................       721          587          508
Actual return on plan assets...............    (1,892)      (1,064)      (1,568)
Net amortization and deferral..............       990          284          900
Termination benefits.......................     1,539          ---          ---
                                              ----------------------------------
Net pension cost...........................   $ 1,999      $   477      $   368
                                              ==================================

   The funded status of the plan as of December 31, 1997 and 1996 was as follows:

                                                               DECEMBER 31
                                                            1997          1996
                                                          ----------------------
                                                              (IN THOUSANDS)
Actuarial present value of benefit obligations:
  Vested benefit obligation............................   $ (8,191)     $(6,059)
  Non-vested benefit obligation........................       (865)        (202)
                                                          ----------------------
  Accumulated benefit obligation.......................     (9,056)      (6,261)
  Excess of projected benefit obligation over
    accumulated benefit obligation.....................     (3,431)      (2,961)
                                                          ----------------------
  Projected benefit obligation.........................    (12,487)      (9,222)
Plan assets, at fair market value......................     11,279       10,085
                                                          ----------------------
Plan assets greater than (less than) projected
  benefit obligation...................................     (1,208)         863

Unrecognized net loss..................................      1,819        1,007
Unrecognized prior service cost........................        642          700
Unrecognized net asset established at the date
  of initial application...............................     (1,657)      (1,841)
                                                          ----------------------
Net (accrued) prepaid pension cost.....................   $   (404)     $   729
                                                          ======================

Assumptions were as follows:

                                                            1997    1996    1995
                                                            --------------------

Weighted average discount rate...........................   7.25%   7.75%   7.5%
Weighted average rate of increase in compensation for
  participants age 45 and older..........................   4.5     4.5     4.5
Weighted average expected long-term return on plan assets   9.0     9.0     9.0

   Compensation rates that vary by age for participants under age 45 were used in determining the actuarial present value of the projected benefit obligation in 1997. Plan assets are invested in a diversified portfolio of affiliated mutual funds that invest in equity and debt securities.

   In addition to the Company's defined benefit pension plan, the Company provides certain medical and life insurance benefits to full-time employees who have retired after the age of 55 with five years of service. The plan is contributory, with retiree contributions adjusted annually and contains other cost-sharing features such as deductibles and coinsurance. Contributions vary based on the employee's years of service earned after age 40. The Company's portion of the costs is frozen after 1996 with all future cost increases passed on to the retirees. Retirees in the plan prior to July 1, 1993 are covered 100% by the Company.

   Retiree medical care and life insurance cost for the total plan for the years ended December 31, 1997, 1996 and 1995 is summarized below and includes termination benefit costs, a significant portion of which were reflected as a reduction of the gain recognized upon the sale of the block of life insurance business described in NOTE 4.

                                                         1997      1996     1995
                                                         -----------------------
                                                             (IN THOUSANDS)

Service cost..........................................   $155      $157     $151
Interest cost.........................................    291       280      305
Net amortization......................................    (32)      ---      ---
Termination benefits..................................    372       ---      ---
                                                         -----------------------
                                                         $786      $437     $456
                                                         =======================

   The funded status of the plan as of December 31, 1997 and 1996 was as follows:

                                                             1997         1996
                                                           ---------------------
                                                              (IN THOUSANDS)
Accumulated postretirement benefit obligation:
  Retirees..............................................   $(2,595)     $(2,498)
Active participants:
  Retirement eligible...................................      (666)        (568)
  Others................................................    (1,100)      (1,023)
                                                           ---------------------
                                                            (4,361)      (4,089)
Unrecognized net gain...................................      (692)        (348)
                                                           ---------------------
Accrued postretirement benefit cost.....................   $(5,053)     $(4,437)
                                                           =====================

   The annual assumed rate of increase in the per capita cost of covered benefits is 9% for 1997 and is assumed to decrease gradually to 5% for 2001 and remain at that level thereafter. The health care cost trend rate has a significant effect on the amount reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefit obligation as of December 31, 1997 by $201,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1997 by $55,000.

   The discount rate used in determining the accumulated postretirement benefit obligation was 7.25%, 7.75% and 7.5% at December 31, 1997, 1996 and 1995,
respectively.

   The Company has a profit-sharing and savings plan for which substantially all employees are eligible after one year of employment with the Company. Contributions for profit sharing are based on a formula established by the Board of Directors with pro rata allocation among employees based on salaries. The savings plan is a tax-deferred, 401(k) retirement plan. Employees may contribute up to 10% of their eligible compensation. The Company matches 50% of the first 6% of the employee contributions. Employee contributions are fully vested, and Company contributions are vested over a five-year period. Company contributions to the profit-sharing and savings plan charged to operations were $1,857,000, $1,783,000 and $1,567,000 for 1997, 1996 and 1995, respectively.

4.  REINSURANCE

   The Company assumes and cedes reinsurance with other companies to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. The Company's maximum retention on any one life is $500,000. The Company does not use financial or surplus relief reinsurance. Life insurance in force ceded at December 31, 1997 and 1996 was $7.4 billion and $4 billion, respectively.

   Principal reinsurance transactions for the years ended December 31, 1997, 1996 and 1995 are summarized as follows:

                                                   1997        1996        1995
                                                  ------------------------------
                                                          (IN THOUSANDS)
Reinsurance ceded:
  Premiums paid................................   $33,872     $25,442     $5,305
                                                  ==============================
  Commissions received.........................   $ 4,636     $ 4,669     $  230
                                                  ==============================
  Claim recoveries.............................   $14,581     $ 5,235     $3,089
                                                  ==============================

   In the accompanying financial statements, premiums, benefits, settlement expenses and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of reinsurers. At December 31, 1997 and 1996, the Company had established a receivable totaling $408,096,000 and $92,197,000 for reserve credits, reinsurance claims and other receivables from its reinsurers. Substantially all of these receivables are collateralized by assets of the reinsurers held in trust. The amount of reinsurance assumed is not significant.

   In 1997, the Company transferred, though a 100% coinsurance agreement, $318 million in policy reserves and claim liabilities reduced by a ceding commission of $63 million and other related items. The agreement related to a block of universal life and traditional life insurance business. The Company recorded a pretax gain of $14,625,000 which is deferred in other liabilities and amortized to income over the estimated life of the business transferred.

   In prior years, the Company was involved in litigation arising out of its participation from 1986 to 1990 in a reinsurance pool. The litigation related to the pool manager and a reinsurance intermediary placing major medical business in the pool without authorization. During 1993, the Company settled the major medical portion of the pool's activity with no significant adverse effect on the Company. The nonmajor medical business placed in the pool has experienced significant losses. At December 31, 1997, the Company believes adequate provision has been made for such losses.

5.  INCOME TAXES

   The Company files a life/nonlife consolidated federal income tax return. The provision for income taxes includes current federal income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities. Such differences relate principally to liabilities for future policy benefits and accumulated contract values, deferred compensation, deferred policy acquisition costs, postretirement benefits, deferred selling commissions, depreciation expense and unrealized gains (losses) on securities available-for-sale.

   Income tax expense consists of the following for the years ended December 31, 1997, 1996 and 1995:

                                                 1997         1996         1995
                                               ---------------------------------
                                                        (IN THOUSANDS)

Current.....................................   $ 32,194      $12,528     $15,200
Deferred....................................    (10,627)       8,343       2,727
                                               ---------------------------------
                                               $ 21,567      $20,871     $17,927
                                               =================================

   The provision for income taxes differs from the amount computed at the statutory federal income tax rate due primarily to dividends received deductions and tax credits.

   Net deferred tax assets or liabilities consist of the following:

                                                                 DECEMBER 31
                                                              1997        1996
                                                             -------------------
                                                                  (IN THOUSANDS)
Deferred tax assets:
  Future policy benefits..................................   $ 9,869     $20,487
  Net unrealized depreciation on securities
    available-for-sale....................................       ---       1,409
  Guaranty fund assessments...............................     1,250       1,400
  Employee benefits.......................................     6,487       4,852
  Deferred gain on coinsurance agreement..................     4,970         ---
  Other...................................................     7,497       4,620
                                                             -------------------
Total deferred tax assets.................................    30,073      32,768

Deferred tax liabilities:
  Deferred policy acquisition costs.......................    53,173      69,647
  Net unrealized appreciation on securities
    available-for-sale....................................    18,115         ---
  Deferred gain on investments............................     8,378      10,446
  Depreciation............................................     1,935       2,061
  Other...................................................     6,733       5,461
                                                             -------------------
Total deferred tax liabilities............................    88,334      87,615
                                                             -------------------
Net deferred tax liabilities..............................   $58,261     $54,847
                                                             ===================

6.  CONDENSED FAIR VALUE INFORMATION

   SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value. The methods and assumptions used by the Company to estimate the following fair value disclosures for financial instruments are set forth in NOTE 1.

   SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

                                         DECEMBER 31, 1997         DECEMBER 31, 1996
                                      -----------------------   -----------------------
                                       CARRYING                  CARRYING
                                        AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                      -----------------------   -----------------------
                                                       (IN THOUSANDS)
Investments:
  Mortgage loans...................   $   64,251   $   66,454   $   66,611   $   69,004
  Policy loans.....................       85,758       85,993      106,822      108,685

Liabilities:
  Supplementary contracts
    without life contingencies.....       29,890       30,189       33,225       33,803
  Individual and group annuities...    1,894,605    1,713,509    1,942,697    1,767,692
  Long-term debt...................       65,000       71,793       65,000       67,683

7.  COMMITMENTS AND CONTINGENCIES

   The Company leases various equipment under several operating lease agreements. Total expense for all operating leases amounted to $1,018,000, $1,108,000 and $802,000 for the years ended December 31, 1997, 1996 and 1995, respectively. The Company has aggregate future lease commitments at December 31, 1997 of $3,906,000 for noncancelable operating leases consisting of $1,158,000 in 1998, $1,026,000 in 1999, $940,000 in 2000, $782,000 in 2001. There are no
noncancelable lease commitments beyond 2001.

   In 2001, under the terms of one of the operating leases, the Company has the option to renew the lease for another five years, purchase the asset for approximately $4.7 million, or return the asset to the lessor and pay a termination charge of approximately $3.7 million.

   In connection with its investments in low income housing partnerships, the Company is committed to invest additional capital of $4,008,000 and $9,190,000 in 1998 and 1999, respectively.

   Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states in which it is licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be partially recovered through a reduction in future premium taxes. The Company cannot predict whether and to what extent legislative initiatives may affect the right to offset. Based on information from the National Organization of Life and Health Guaranty Association and information from the various state guaranty associations, the Company believes that it is probable that these insolvencies will result in future assessments. The Company regularly evaluates its reserve for these insolvencies and updates its reserve based on the Company's interpretation of information recently received. The associated costs for a particular insurance company can vary significantly based on its premium volume by line of business in a particular state and its potential for premium tax offset. The Company accrued no additional reserves for these insolvencies in 1997. Additional accruals in the amount of $1,574,000 and $2,302,000 were recorded during 1996 and 1995, respectively. At December 31, 1997, the Company has reserved $3,573,000 to cover current and estimated future assessments, net of related premium tax credits.

8.  LONG-TERM DEBT AND OTHER BORROWINGS

   The Company has a $61.5 million line of credit facility from the Federal Home Loan Bank of Topeka. Any borrowings in connection with this facility bear interest at .1% over the Federal Funds rate. No amounts were outstanding at December 31, 1997 and 1996.

   In February 1996, the Company negotiated three separate $5 million advances with the Federal Home Loan Bank of Topeka. The advances are due February 27, 1998, February 26, 1999 and February 28, 2001 and carry interest rates of 5.59%, 5.76% and 6.04%, respectively.

   In May 1996, the Company issued $50 million of 8.75% surplus notes maturing on May 15, 2016. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions whereby each payment of interest on or principal of the surplus notes may be made only with the prior approval of the Kansas Insurance
Commissioner   and  only  out  of  surplus  funds  that  the  Kansas   Insurance
Commissioner determines to be available for such payment under the Kansas Insurance Code.

9.  RELATED PARTY TRANSACTIONS

   The Company owns shares of mutual funds managed by Security Management Company, LLC with net asset values totaling $85,950,000 and $60,559,000 at December 31, 1997 and 1996, respectively.

10.  ASSETS HELD IN SEPARATE ACCOUNTS

Separate account assets were as follows:

                                                             DECEMBER 31,
                                                          1997           1996
                                                       -------------------------
                                                            (IN THOUSANDS)
Premium and annuity considerations for the variable
  annuity products and variable universal life
  product for which the contractholder, rather
  than the Company, bears the investment risk.......   $3,716,639     $2,793,911
Assets of the separate accounts owned by the
  Company, at fair value............................          ---          9,016
                                                       -------------------------
                                                       $3,716,639     $2,802,927
                                                       =========================

11.  STATUTORY INFORMATION

   The Company and its insurance subsidiary prepare statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the Kansas and New York Insurance regulatory authorities, respectively. Accounting practices used to prepare statutory-basis financial statements for regulatory filings of life insurance companies differ in certain instances from generally accepted accounting principles (GAAP). Prescribed statutory accounting practices include a variety of publications of the National Association of
Insurance Commissioners, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. Statutory capital and surplus of the insurance operations are $382,005,000 and $286,689,000 at December 31, 1997 and 1996, respectively.

12.  IMPACT OF YEAR 2000 (UNAUDITED)

   Some of the Company's computer systems were written using two digits rather than four to define the applicable year. As a result, those computer systems will not recognize the year 2000 which, if not corrected, could cause disruptions of operations, including, among other things, an inability to process transactions or engage in similar normal business activities.

   The Company has completed an assessment of its systems which will need to be modified or replaced to function properly in the year 2000. Based on this assessment, the Company does not believe that the costs to complete such system modifications or replacements will be material to the Company's financial statements. The Company has been in the process of converting existing products to a new administration system during the past few years, and all new products during this conversion period have been placed on the new system.

   The modification or replacement of the Company's computer systems not currently year 2000 ready is estimated to be completed not later than March 31, 1999, which is prior to any anticipated impact on its operating systems. The Company believes that with modifications to existing software and conversions to new software, the year 2000 issue will not pose significant operational problems for its computer systems. However, if such modifications and conversions are not made or are not completed timely, the year 2000 issue could have a material impact on the operations of the Company.

   The Company has initiated formal communications with significant third parties which provide the Company with information to determine the extent to which the Company's interface systems are vulnerable to those third parties' failure to solve their own year 2000 issues. There is no guarantee that the systems of other companies on which the Company's systems rely will be timely converted and would not have an adverse effect on the Company's systems. However, third-party vendors of the Company's primary administrative systems have represented to the Company that the systems are or will be year 2000 ready.

   The costs of the project and the date on which the Company believes it will complete the year 2000 modifications are based on management's estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources and other factors. However, there can be no guarantee that these estimates will be achieved, and actual results could differ materially from those anticipated. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to convert to year 2000 ready systems and similar uncertainties.

                                     PART C
                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          a.  Financial Statements

              All required financial statements are included in Part B of this Registration Statement.

          b.  Exhibits

               (1) Resolution of the Board of Directors of Security Benefit Life Insurance Company authorizing establishment of the Separate Account
               (2)  Not Applicable
               (3)  (a)  Service Facilities Agreement
                    (b)  Variable   Annuity  Sales   Agreement  with  Commission
                         Schedule(b)
               (4)  (a)  Individual Contract (Form V6023 1-98)
                    (b)  Individual Contract-Unisex (Form V6023 1-98U)
                    (c)  Group Allocated Contract (Form GV6023 1-98)
                    (d)  Group Allocated Contract-Unisex (Form GV6023 1-98U)
                    (e)  Group Certificate (Form GVC6023 1-98)
                    (f)  Group Certificate-Unisex (Form GVC6023 1-98U)
                    (g)  Group Unallocated Contract (Form GV6317 2-88)(a)
                    (h)  Loan Endorsement (Form V6047 L-3 1-97)(a)
                    (i)  Group  Loan  Provision  Certificate  (Form  GV6821  L-4
                         1-97)(a)
                    (j) Individual Stepped-Up Benefit Endorsement (Form V6050 3-96)(a)
                    (k)  Group  Stepped-Up  Benefit   Endorsement  (Form  V6050A
                         3-96)(a)
                    (l)  Group  Stepped-Up  Benefit   Certificate  (Form  V6050C
                         3-96)(a)
                    (m)  Individual   Withdrawal   Charge   Waiver  (Form  V6051
                         3-96)(a)
                    (n)  Group Withdrawal Charge Waiver (Form GV6051 3-96)(a)
                    (o)  Group  Withdrawal   Charge  Waiver   Certificate  (Form
                         GV6051C 3-96)(a)
                    (p) Group and Individual IRA Endorsement (Form 4453C-5 R9-96)(a)
                    (q)  SIMPLE IRA Endorsement (Form 4453C-5S 2-97)(a)
                    (r)  TSA Endorsement (Form 6832A R9-96)(a)
                    (s)  457 Endorsement (Form V6054 2-98)(b)
                    (t)  Roth IRA Endorsement (Form V6851 10-97)(b)
               (5)  (a)  Group and Individual Application (Form V7567 1-98)(b)
                    (b)  Group Enrollment (Form GV7581 1-98)(b)
               (6)  (a)  Composite of Articles of Incorporation of SBL
                    (b)  Bylaws of SBL
               (7)  Not Applicable
               (8)  Not Applicable
               (9)  Opinion of Counsel
              (10)  Consent of Independent Auditors
              (11)  Not Applicable
              (12)  Not Applicable
              (13)  Schedules of Computation of Performance
              (14)  Financial Data Schedules
              (15) Powers of Attorney of Howard R. Fricke, Thomas R. Clevenger, Sister Loretto Marie Colwell, John C. Dicus, Steven J. Douglass, William W. Hanna, John E. Hayes, Jr., Laird G. Noller, Robert C. Wheeler, and Frank C. Sabatini

(a) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 18 under the Securities Act of 1933 and Amendment No. 17 under the Investment Company Act of 1940 to Registration Statement No. 2-89328 (April 30, 1997).

(b) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 19 under the Securities Act of 1933 and Amendment No. 18 under the Investment Company Act of 1940 to Registration Statement No. 2-89328 (April 30, 1998).

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

          NAME AND PRINCIPAL
           BUSINESS ADDRESS                POSITIONS AND OFFICES WITH DEPOSITOR
          ------------------               ------------------------------------

          Howard R. Fricke*                Chairman of the Board, Chief
                                           Executive Officer and Director

          Thomas R. Clevenger              Director
          P.O. Box 8514
          Wichita, Kansas 67208

          Sister Loretto Marie Colwell     Director
          1700 SW 7th Street
          Topeka, Kansas 66606

          John C. Dicus                    Director
          700 Kansas Avenue
          Topeka, Kansas 66603

          Steven J. Douglass               Director
          3231 E. 6th Street
          Topeka, Kansas 66607

          William W. Hanna                 Director
          P.O. Box 2256
          Wichita, Kansas 67201

          John E. Hayes, Jr.               Director
          818 Kansas Avenue
          Topeka, Kansas 66612

          Laird G. Noller                  Director
          2245 Topeka Avenue
          Topeka, Kansas 66611

          Frank C. Sabatini                Director
          120 SW 6th Street
          Topeka, Kansas 66603

          Robert C. Wheeler                Director
          P.O. Box 148
          Topeka, Kansas 66601

          Kris A. Robbins*                 President and Chief Operating Officer

          Donald J. Schepker*              Senior Vice President, Chief
                                           Financial Officer and Treasurer

          Roger K. Viola*                  Senior Vice President, General
                                           Counsel and Secretary

          T. Gerald Lee*                   Senior Vice President and Chief
                                           Administrative Officer

          Malcolm E. Robinson*             Senior Vice President and Assistant
                                           to the President

          Donald E. Caum*                  Senior Vice President and Chief
                                           Marketing Officer

          Richard K Ryan*                  Senior Vice President

          James R. Schmank*                Senior Vice President

          Venette K. Davis*                Senior Vice President - Market
                                           Implementation

          Amy J. Lee*                      Associate General Counsel, Vice
                                           President and Assistant Secretary

          *Located at 700 Harrison Street, Topeka, Kansas 66636.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

          The Depositor, Security Benefit Life Insurance Company ("SBL"), is controlled by Security Benefit Corp. through the ownership of 700,000 of SBL's 700,010 issued and outstanding shares of common stock. One share each of SBL's issued and outstanding common stock is owned by each director of SBL, in accordance with the requirements of Kansas law. Security Benefit Corp., is wholly-owned by Security Benefit Mutual Holding Company ("SBMHC"), which in turn is controlled by SBL policyholders. No one person holds more than approximately 0.0004% of the voting power of SBMHC. The Registrant is a segregated asset account of SBL.

          The following chart indicates the persons controlled by or under common control with Variflex or SBL:

                                                                      PERCENT
                                                                     OF VOTING
                                                  JURISDICTION OF    SECURITIES
                            NAME                   INCORPORATION    OWNED BY SBL
                            ----                  ---------------   ------------

          Security Benefit Mutual Holding Company     Kansas            ---
          (Holding Company)

          Security Benefit Corp. (Holding Company)    Kansas            ---

          Security Benefit Life Insurance Company     Kansas            ---
          (Mutual Life Insurance Company)

          Security Benefit Group, Inc.                Kansas            100%
          (Holding Company)

          Security Management Company, LLC            Kansas            100%
          (Mutual Funds Management Company)

          Security Distributors, Inc.                 Kansas            100%
          (Broker/Dealer, Principal
          Underwriter of Mutual Funds)

          First Advantage Insurance Agency, Inc.      Kansas            100%
          (Insurance Agency)

          Security Benefit Academy, Inc.              Kansas            100%
          (Daycare Company)

          Creative Impressions, Inc.                  Kansas            100%
          (Advertising Agency)

          Security Benefit Clinic and Hospital        Kansas            100%
          (Nonprofit provider of hospital
          benevolences for fraternal certificate
          holders)

          First Security Benefit Life Insurance      New York           100%
          and Annuity Company of New York

          SBL is also the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, and IV, SBL Variable Life Insurance Account Varilife, Security Varilife Separate Account, Variable Annuity Account VIII, T. Rowe Price Variable Annuity Account and Parkstone Variable Annuity Account.

          Through the above-referenced separate accounts, SBL might be deemed to control the open-end management investment companies listed below. The approximate percentage of ownership by the separate accounts for each company is as follows:

          Security Ultra Fund              34.0%    SBL Fund               100%
          Security Growth and Income Fund  40.2%    Security Income Fund  16.2%
          Security Equity Fund             14.0%

ITEM 27.  NUMBER OF CONTRACTOWNERS

          As of July 31, 1998, there were 101,539 owners of Variflex Qualified Contracts and 17,510 owners of Variflex Non-Qualified Contracts.

ITEM 28.  INDEMNIFICATION

          The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.

          The Articles of Incorporation include the following provision:

                (a) No  director  of the  Corporation  shall  be  liable  to the
             Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, PROVIDED that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.

                (b) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

          Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

          (a) Security Distributors, Inc. ("SDI"), a subsidiary of SBL, acts as distributor of the Variflex contracts. SDI receives no compensation for its distribution function in excess of the commissions it pays to selling broker/dealers. SDI performs similar functions for SBL Variable Annuity Accounts I, III and
               IV,  SBL  Variable  Life  Insurance  Account  Varilife,  Security
               Varilife Separate Account, SBL Variable Annuity Account VIII (Variflex LS), SBL Variable Annuity Account VIII (Variflex Signature), and Parkstone Variable Annuity Account. SDI also acts as principal underwriter for the following management investment companies for which Security Management Company, LLC, an affiliate of SBL, acts as investment adviser: Security Equity Fund, Security Income Fund, Security Growth and Income Fund, Security Municipal Bond Fund and Security Ultra Fund.

          (b)  NAME AND PRINCIPAL                    POSITION AND OFFICES
               BUSINESS ADDRESS*                       WITH UNDERWRITER
               ------------------                    --------------------

               Richard K Ryan                        President and Director
               John D. Cleland                       Vice President and Director
               James R. Schmank                      Vice President and Director
               Donald E. Caum                        Director
               Mark E. Young                         Vice President and Director
               Amy J. Lee                            Secretary
               Brenda M. Harwood                     Treasurer
               William G. Mancuso                    Regional Vice President
               Susan L. Tully                        Regional Vice President

               *700 Harrison, Topeka, Kansas 66636-0001

          (c)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices--700 Harrison, Topeka, Kansas 66636-0001.

ITEM 31.  MANAGEMENT SERVICES

          All management contracts are discussed in Part A or Part B.

ITEM 32.  UNDERTAKINGS

          (a)  Registrant   undertakes  that  it  will  file  a   post-effective
               amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

          (b) Registrant undertakes that it will include as part of the Variflex contract application a space that an applicant can check to request a Statement of Additional Information.

          (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

          (d) Depositor represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the rights assumed by the Depositor.

          (e) SBL, sponsor of the unit investment trust, Variflex, hereby represents that it is relying upon American Counsel of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1) - (4) of such no-action letter which are incorporated herein by reference.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Topeka, and State of Kansas on this 7th day of August, 1998.

SIGNATURES AND TITLES

Howard R. Fricke                    SECURITY BENEFIT LIFE INSURANCE COMPANY
Director, Chairman of the Board     (The Depositor)
and Chief Executive Officer

                                    By:  ROGER K. VIOLA
Thomas R. Clevenger                      ---------------------------------------
Director                                 Roger K. Viola, Senior Vice President,
                                         General Counsel and Secretary as
                                         Attorney-In-Fact for the Officers and
Sister Loretto Marie Colwell             Directors Whose Names Appear Opposite
Director

                                    VARIFLEX (The Registrant)
William W. Hanna
Director                            By:  SECURITY BENEFIT LIFE INSURANCE COMPANY
                                         (The Depositor)

John C. Dicus
Director                            By:  HOWARD R. FRICKE
                                         ---------------------------------------
                                         Howard R. Fricke, Chairman of the Board
Steven J. Douglass                       and Chief Executive Officer
Director

                                    By:  DONALD J. SCHEPKER
John E. Hayes, Jr.                       ---------------------------------------
Director                                 Donald J. Schepker, Senior Vice
                                         President, Chief Financial Officer and
                                         Treasurer
Laird G. Noller
Director
                                    (ATTEST):  ROGER K. VIOLA
                                               ---------------------------------
Frank C. Sabatini                              Roger K. Viola, Senior Vice
Director                                       President, General Counsel and
                                               Secretary

Robert C. Wheeler
Director                            Date:  August 7, 1998

                                  EXHIBIT INDEX


 (1) Resolution of the Board of Directors of Security Benefit Life Insurance Company authorizing establishment of the Separate Account
 (2)  None
 (3)  (a)  Service Facilities Agreement
      (b)  None
 (4)  (a)  Individual Contract (Form V6023 1-98)
      (b)  Individual Contract-Unisex (Form V6023 1-98U)
      (c)  Group Allocated Contract (Form GV6023  1-98)
      (d)  Group Allocated Contract-Unisex (Form GV6023  1-98U)
      (e)  Group Certificate (Form GVC6023  1-98)
      (f)  Group Certificate-Unisex (Form GVC6023  1-98U)
      (g)  None
      (h)  None
      (i)  None
      (j)  None
      (k)  None
      (l)  None
      (m)  None
      (n)  None
      (o)  None
      (p)  None
      (q)  None
      (r)  None
      (s)  None
      (t)  None
 (5)  (a)  None
      (b)  None
 (6)  (a)  Composite of Articles of Incorporation of SBL
      (b)  Bylaws of SBL
 (7)  None
 (8)  None
 (9)  Opinion of Counsel
(10)  Consent of Independent Auditors
(11)  None
(12)  None
(13)  Schedules of Computation of Performance
(14)  Financial Data Schedules
(15)  Powers of Attorney